                                                                   Exhibit 10.4


                           LOAN AND SECURITY AGREEMENT




                           Dated as of August 3, 2005



                                     Between


                           RECKSON COURT SQUARE, LLC,


                                   as Borrower

                                       and


                      GERMAN AMERICAN CAPITAL CORPORATION,


                                    as Lender

                                TABLE OF CONTENTS


                                                                                                               Page
I.       DEFINITIONS; PRINCIPLES OF CONSTRUCTION..................................................................1
         1.1      DEFINITIONS.....................................................................................1
         1.2      PRINCIPLES OF CONSTRUCTION.....................................................................25

II.      GENERAL TERMS...........................................................................................26
         2.1      LOAN; DISBURSEMENT TO BORROWER.................................................................26
                  2.1.1    The Loan..............................................................................26
                  2.1.2    Disbursement to Borrower..............................................................26
                  2.1.3    The Note, Security Instrument and Loan Documents......................................26
                  2.1.4    Use of Proceeds.......................................................................26
         2.2      INTEREST; LOAN PAYMENTS; LATE PAYMENT CHARGE...................................................26
                  2.2.1    Payment of Principal and Interest.....................................................26
                  2.2.2    Method and Place of Payment...........................................................27
                  2.2.3    Late Payment Charge...................................................................27
                  2.2.4    Usury Savings.........................................................................28
         2.3      PREPAYMENTS....................................................................................28
                  2.3.1    Prepayments...........................................................................28
                  2.3.2    Prepayments After Event of Default....................................................28
                  2.3.3    Release of Property...................................................................28
         2.4      REGULATORY CHANGE; TAXES.......................................................................29
                  2.4.1    Increased Costs.......................................................................29
                  2.4.2    Special Taxes.........................................................................30
                  2.4.3    Other Taxes...........................................................................30
                  2.4.4    Indemnity.............................................................................30
                  2.4.5    Change of Office......................................................................30
                  2.4.6    Survival..............................................................................30
                  2.4.7    Limitations; Prepayment...............................................................30

         2.5      CONDITIONS PRECEDENT TO CLOSING................................................................31
                  2.5.1    Representations and Warranties; Compliance with Conditions............................31
                  2.5.2    Delivery of Loan Documents; Title Policy; Reports; Leases.............................31
                  2.5.3    Related Documents.....................................................................32
                  2.5.4    Delivery of Organizational Documents..................................................32
                  2.5.5    Opinions of Borrower's Counsel........................................................33
                  2.5.6    Reserved..............................................................................33
                  2.5.7    Completion of Proceedings.............................................................33
                  2.5.8    Payments..............................................................................33
                  2.5.9    Account Agreement.....................................................................33
                  2.5.10   Citibank Estoppel and SNDA............................................................33
                  2.5.11   Reciprocal Easement Agreement Estoppels...............................................34
                  2.5.12   Independent Member Certificate........................................................34
                  2.5.13   Transaction Costs.....................................................................34



                                                                                                               Page
                  2.5.14    Material Adverse Effect..............................................................34
                  2.5.15    Leases and Rent Roll.................................................................34
                  2.5.16    Tax Lot..............................................................................34
                  2.5.17    Physical Conditions Report...........................................................34
                  2.5.18    Appraisal............................................................................34
                  2.5.19    Further Documents....................................................................35

III.     CASH MANAGEMENT.........................................................................................35
         3.1      CASH MANAGEMENT................................................................................35
                  3.1.1    Establishment of Accounts.............................................................35
                  3.1.2    Pledge of Account Collateral..........................................................36
                  3.1.3    Maintenance of Collateral Accounts....................................................37
                  3.1.4    Eligible Accounts.....................................................................38
                  3.1.5    Deposits into Sub-Accounts............................................................38
                  3.1.6    Monthly Funding of Sub-Accounts.......................................................38
                  3.1.7    Payments from Sub-Accounts............................................................40
                  3.1.8    Cash Management Bank..................................................................40
                  3.1.9    Borrower's Account Representations, Warranties and Covenants..........................40
                  3.1.10   Account Collateral and Remedies.......................................................41
                  3.1.11   Transfers and Other Liens.............................................................42
                  3.1.12   Reasonable Care.......................................................................42
                  3.1.13   Lender's Liability....................................................................43
                  3.1.14   Continuing Security Interest..........................................................43

IV.      REPRESENTATIONS AND WARRANTIES..........................................................................44
         4.1      BORROWER REPRESENTATIONS.......................................................................44
                  4.1.1    Organization..........................................................................44
                  4.1.2    Proceedings...........................................................................44
                  4.1.3    No Conflicts..........................................................................44
                  4.1.4    Litigation............................................................................45
                  4.1.5    Agreements............................................................................45
                  4.1.6    Title.................................................................................45
                  4.1.7    No Bankruptcy Filing..................................................................46
                  4.1.8    Full and Accurate Disclosure..........................................................46
                  4.1.9    All Property..........................................................................46
                  4.1.10   No Plan Assets........................................................................46
                  4.1.11   Compliance............................................................................47
                  4.1.12   Reserved..............................................................................47
                  4.1.13   Condemnation..........................................................................47
                  4.1.14   Federal Reserve Regulations...........................................................47
                  4.1.15   Utilities and Public Access...........................................................47
                  4.1.16   Not a Foreign Person..................................................................48
                  4.1.17   Separate Lots.........................................................................48
                  4.1.18   Assessments...........................................................................48
                  4.1.19   Enforceability........................................................................48
                  4.1.20   No Prior Assignment...................................................................48
                  4.1.21   Insurance.............................................................................48



                                                                                                               Page

                  4.1.22    Use of Property......................................................................48
                  4.1.23    Certificate of Occupancy; Licenses...................................................49
                  4.1.24    Flood Zone...........................................................................49
                  4.1.25    Physical Condition...................................................................49
                  4.1.26    Boundaries...........................................................................49
                  4.1.27    Leases...............................................................................49
                  4.1.28    Filing and Recording Taxes...........................................................50
                  4.1.29    Single Purpose Entity/Separateness...................................................50
                  4.1.30    Management...........................................................................51
                  4.1.31    Illegal Activity.....................................................................51
                  4.1.32    Reserved.............................................................................51
                  4.1.33    Tax Filings..........................................................................51
                  4.1.34    Solvency/Fraudulent Conveyance.......................................................51
                  4.1.35    Investment Company Act...............................................................51
                  4.1.36    Labor................................................................................52
                  4.1.37    Brokers..............................................................................52
                  4.1.38    No Other Debt........................................................................52
                  4.1.39    Taxpayer Identification Number.......................................................52
                  4.1.40    Compliance with Anti-Terrorism, Embargo and Anti-Money Laundering Laws...............52
                  4.1.41    Leases and REAs......................................................................53
                  4.1.42    REAs.................................................................................53
         4.2      SURVIVAL OF REPRESENTATIONS....................................................................53

V.       BORROWER COVENANTS......................................................................................54
         5.1      AFFIRMATIVE COVENANTS..........................................................................54
                  5.1.1    Performance by Borrower...............................................................54
                  5.1.2    Existence; Compliance with Legal Requirements; Insurance..............................54
                  5.1.3    Litigation............................................................................54
                  5.1.4    Single Purpose Entity.................................................................54
                  5.1.5    Consents..............................................................................55
                  5.1.6    Access to Property....................................................................56
                  5.1.7    Notice of Default.....................................................................56
                  5.1.8    Cooperate in Legal Proceedings........................................................56
                  5.1.9    Perform Loan Documents................................................................56
                  5.1.10   Insurance.............................................................................57
                  5.1.11   Further Assurances; Separate Notes....................................................57
                  5.1.12   Mortgage Taxes........................................................................58
                  5.1.13   Operation.............................................................................58
                  5.1.14   Business and Operations...............................................................59
                  5.1.15   Title to the Property.................................................................59
                  5.1.16   Costs of Enforcement..................................................................59
                  5.1.17   Estoppel Statement....................................................................59
                  5.1.18   Loan Proceeds.........................................................................60
                  5.1.19   No Joint Assessment...................................................................60
                  5.1.20   No Further Encumbrances...............................................................60
                  5.1.21   Reserved..............................................................................60


                  5.1.22    Leases and REAs......................................................................61
         5.2      NEGATIVE COVENANTS.............................................................................61
                  5.2.1    Incur Debt............................................................................61
                  5.2.2    Encumbrances..........................................................................61
                  5.2.3    Engage in Different Business..........................................................61
                  5.2.4    Make Advances.........................................................................61
                  5.2.5    Partition.............................................................................62
                  5.2.6    Commingle.............................................................................62
                  5.2.7    Guarantee Obligations.................................................................62
                  5.2.8    Transfer Assets.......................................................................62
                  5.2.9    Amend Organizational Documents........................................................62
                  5.2.10   Dissolve..............................................................................62
                  5.2.11   Bankruptcy............................................................................62
                  5.2.12   ERISA.................................................................................62
                  5.2.13   Distributions.........................................................................62
                  5.2.14   Manager...............................................................................63
                  5.2.15   Citibank Lease........................................................................63
                  5.2.16   Modify REAs...........................................................................63
                  5.2.17   Modify Account Agreement..............................................................63
                  5.2.18   Zoning Reclassification...............................................................64
                  5.2.19   Change of Principal Place of Business.................................................64
                  5.2.20   Debt Cancellation.....................................................................64
                  5.2.21   Misapplication of Funds...............................................................64
                  5.2.22   Single Purpose Entity.................................................................64

VI.      INSURANCE; CASUALTY; CONDEMNATION; RESTORATION..........................................................64
         6.1      INSURANCE COVERAGE REQUIREMENTS................................................................64
                  6.1.1    Property Insurance....................................................................65
                  6.1.2    Liability Insurance...................................................................66
                  6.1.3    Workers' Compensation Insurance.......................................................66
                  6.1.4    Commercial Rents Insurance............................................................66
                  6.1.5    Builder's All-Risk Insurance..........................................................66
                  6.1.6    Boiler and Machinery Insurance........................................................66
                  6.1.7    Flood Insurance.......................................................................67
                  6.1.8    Other Insurance.......................................................................67
                  6.1.9    Ratings of Insurers...................................................................67
                  6.1.10   Form of Insurance Policies; Endorsements..............................................67
                  6.1.11   Certificates..........................................................................68
                  6.1.12   Separate Insurance....................................................................69
                  6.1.13   Blanket Policies......................................................................69
                  6.1.14   Terrorism Insurance...................................................................69
         6.2      CONDEMNATION AND INSURANCE PROCEEDS............................................................69
                  6.2.1    Notification..........................................................................69
                  6.2.2    Proceeds..............................................................................70
                  6.2.3    Lender to Take Proceeds...............................................................71
                  6.2.4    Borrower to Restore...................................................................72
                  6.2.5    Disbursement of Proceeds..............................................................74



                                                                                                               Page
VII.     IMPOSITIONS, OTHER CHARGES, LIENS AND OTHER ITEMS.......................................................75
         7.1      BORROWER TO PAY IMPOSITIONS AND OTHER CHARGES..................................................75
         7.2      NO LIENS.......................................................................................75
         7.3      CONTEST........................................................................................76

VIII.    TRANSFERS, INDEBTEDNESS AND SUBORDINATE LIENS...........................................................77
         8.1      RESTRICTIONS ON TRANSFERS......................................................................77
         8.2      SALE OF BUILDING EQUIPMENT.....................................................................77
         8.3      IMMATERIAL TRANSFERS AND EASEMENTS, ETC........................................................77
         8.4      INDEBTEDNESS...................................................................................78
         8.5      PERMITTED OWNER INTEREST TRANSFERS.............................................................78
         8.6      DELIVERIES TO LENDER...........................................................................80
         8.7      LOAN ASSUMPTION................................................................................80
         8.8      LEASES.........................................................................................81
                  8.8.1    New Leases and Lease Modifications....................................................81
                  8.8.2    Leasing Conditions....................................................................82
                  8.8.3    Delivery of New Lease or Lease Modification...........................................83
                  8.8.4    Lease Amendments......................................................................83
                  8.8.5    Security Deposits.....................................................................84
                  8.8.6    No Default Under Leases...............................................................84
                  8.8.7    Subordination.........................................................................84
                  8.8.8    Attornment............................................................................85
                  8.8.9    Non-Disturbance Agreements............................................................85
                  8.8.10    Citibank Lease.......................................................................86
                  8.8.11    Subleases............................................................................86

IX.      DEFEASANCE..............................................................................................86
         9.1      DEFEASANCE.....................................................................................86

X.       MAINTENANCE OF PROPERTY; ALTERATIONS....................................................................90
         10.1     MAINTENANCE OF PROPERTY........................................................................90
         10.2     CONDITIONS TO ALTERATION.......................................................................90
         10.3     COSTS OF ALTERATION............................................................................91

XI.      BOOKS AND RECORDS, FINANCIAL STATEMENTS, REPORTS AND OTHER INFORMATION..................................93
         11.1     BOOKS AND RECORDS..............................................................................93
         11.2     FINANCIAL STATEMENTS...........................................................................93
                  11.2.1    Quarterly Reports....................................................................93
                  11.2.2    Annual Reports.......................................................................94
                  11.2.3    Leasing Reports......................................................................94
                  11.2.4    Capital Expenditures Summaries.......................................................94
                  11.2.5    Reserved.............................................................................94
                  11.2.6    Annual Budget........................................................................94
                  11.2.7    Other Information....................................................................95
                  11.2.8    Citibank Lease Information...........................................................95



                                                                                                               Page
XII.     ENVIRONMENTAL MATTERS...................................................................................95
         12.1     REPRESENTATIONS................................................................................95
         12.2     COVENANTS......................................................................................96
                  12.2.1    Compliance with Environmental Laws...................................................96
         12.3     ENVIRONMENTAL REPORTS..........................................................................96
         12.4     ENVIRONMENTAL INDEMNIFICATION..................................................................97
         12.5     RECOURSE NATURE OF CERTAIN INDEMNIFICATIONS....................................................98

XIII.    MEZZANINE LOAN..........................................................................................98
         13.1     MEZZANINE LOAN.................................................................................98

XIV.     SECURITIZATION AND PARTICIPATION........................................................................98
         14.1     SALE OF NOTE AND SECURITIZATION................................................................98
         14.2     SECURITIZATION FINANCIAL STATEMENTS...........................................................100
         14.3     SECURITIZATION INDEMNIFICATION................................................................100
                  14.3.1    Disclosure Documents................................................................100
                  14.3.2    Indemnification Certificate.........................................................100
         14.4     RETENTION OF SERVICER.........................................................................103

XV.      ASSIGNMENTS AND PARTICIPATIONS.........................................................................103
         15.1     ASSIGNMENT AND ACCEPTANCE.....................................................................103
         15.2     EFFECT OF ASSIGNMENT AND ACCEPTANCE...........................................................103
         15.3     CONTENT 104
         15.4     REGISTER 104
         15.5     SUBSTITUTE NOTES..............................................................................105
         15.6     PARTICIPATIONS................................................................................105
         15.7     DISCLOSURE OF INFORMATION.....................................................................105
         15.8     SECURITY INTEREST IN FAVOR OF FEDERAL RESERVE BANK............................................106

XVI.     RESERVE ACCOUNTS; COLLATERAL LETTERS OF CREDIT.........................................................106
         16.1     TI AND LEASING RESERVE ACCOUNT................................................................106
         16.2     COLLATERAL LETTERS OF CREDIT..................................................................108
         16.3     LETTERS OF CREDIT.............................................................................109

XVII.    DEFAULTS 109
         17.1     EVENT OF DEFAULT..............................................................................109
         17.2     REMEDIES 114
         17.3     REMEDIES CUMULATIVE; WAIVERS..................................................................116
         17.4     COSTS OF COLLECTION...........................................................................116

XVIII.   SPECIAL PROVISIONS.....................................................................................116
         18.1     EXCULPATION...................................................................................116
                  18.1.1    Exculpated Parties..................................................................116
                  18.1.2    Carveouts From Non-Recourse Limitations.............................................117

XIX.     MISCELLANEOUS..........................................................................................118
         19.1     SURVIVAL......................................................................................118



                                                                                                               Page
         19.2     LENDER'S DISCRETION...........................................................................119
         19.3     GOVERNING LAW.................................................................................119
         19.4     MODIFICATION, WAIVER IN WRITING...............................................................119
         19.5     DELAY NOT A WAIVER............................................................................120
         19.6     NOTICES.......................................................................................120
         19.7     TRIAL BY JURY.................................................................................121
         19.8     HEADINGS......................................................................................122
         19.9     SEVERABILITY..................................................................................122
         19.10    PREFERENCES...................................................................................122
         19.11    WAIVER OF NOTICE..............................................................................122
         19.12    EXPENSES; INDEMNITY...........................................................................123
         19.13    EXHIBITS AND SCHEDULES INCORPORATED...........................................................125
         19.14    OFFSETS, COUNTERCLAIMS AND DEFENSES...........................................................125
         19.15    LIABILITY OF ASSIGNEES OF LENDER..............................................................125
         19.16    NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES.................................126
         19.17    PUBLICITY.....................................................................................126
         19.18    WAIVER OF MARSHALLING OF ASSETS...............................................................126
         19.19    WAIVER OF COUNTERCLAIM AND OTHER ACTIONS......................................................127
         19.20    CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE.................................................127
         19.21    PRIOR AGREEMENTS..............................................................................127
         19.22    COUNTERPARTS..................................................................................128
         19.23    NOTICE OF CERTAIN OCCURRENCES.................................................................128
         19.24    CITIBANK LEASE................................................................................128


                             EXHIBITS AND SCHEDULES


EXHIBIT A        TITLE INSURANCE REQUIREMENTS, ENDORSEMENTS AND AFFIRMATIVE COVERAGES
EXHIBIT B        SURVEY REQUIREMENTS
EXHIBIT C        SINGLE PURPOSE ENTITY PROVISIONS
EXHIBIT D        ENFORCEABILITY OPINION REQUIREMENTS
EXHIBIT E        NON-CONSOLIDATION OPINION REQUIREMENTS
EXHIBIT F        FORM OF TENANT ESTOPPEL LETTER
EXHIBIT G        FORM OF CITIBANK ESTOPPEL LETTER
EXHIBIT H        FORM OF CITIBANK SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
EXHIBIT I        FORM OF REA ESTOPPEL
EXHIBIT J        APPROVED FORM OF MANAGEMENT AGREEMENT
EXHIBIT K        BORROWER ORGANIZATIONAL STRUCTURE
EXHIBIT L        FORM OF ASSIGNMENT OF MANAGEMENT AGREEMENT
EXHIBIT M        FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
EXHIBIT N        FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
EXHIBIT O        INTENTIONALLY DELETED
EXHIBIT P        FORM OF TENANT NOTIFICATION LETTER
EXHIBIT Q        INTENTIONALLY DELETED
EXHIBIT R        INTENTIONALLY DELETED
EXHIBIT S        INTENTIONALLY DELETED
EXHIBIT T        FORM OF INDEPENDENT MEMBER CERTIFICATE

SCHEDULE I       REAS
SCHEDULE II      LITIGATION
SCHEDULE III     SECURITY DEPOSITS
SCHEDULE IV      PRE-APPROVED PERMITTED OWNERS
SCHEDULE V       SCHEDULED LEASES
SCHEDULE VI      SCHEDULED PERMITTED ENCUMBRANCES


                           LOAN AND SECURITY AGREEMENT


         This LOAN AND SECURITY AGREEMENT, dated as of August 3, 2005 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement"), between RECKSON COURT SQUARE, LLC, a Delaware limited liability company ("Borrower") having an office at c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747, and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, New York, New York 10005 (together with its successors and assigns, "Lender").

                                    RECITALS:

         WHEREAS, Borrower desires to obtain the Loan (as hereinafter defined) from Lender;

         WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (as hereinafter defined).

         NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

                   I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION

         1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

         "Account Agreement" shall mean the Account and Control Agreement, dated the date hereof, among Lender, Borrower and Cash Management Bank.

         "Account Collateral" shall have the meaning set forth in Section 3.1.2.

         "Additional Non-Consolidation Opinion" shall have the meaning set forth in Section 4.1.29(b).

         "Affiliate" shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, or any general partner or managing member in, such specified Person. An Affiliate of a Person includes, without limitation, (i) any officer or director of such Person, (ii) any record or beneficial owner of more than 25% of any class of ownership interests of such Person and (iii) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with, or any general partner or managing member in, the foregoing. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "Agreement" shall mean this Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "ALTA" shall mean American Land Title Association, or any successor thereto.

         "Alteration" shall have the meaning set forth in Section 10.2.

         "Amended and Restated Lease" shall have the meaning set forth in the Existing Citibank Lease.

         "Annual Budget" shall mean the operating budget for the Property prepared by Borrower (or a Manager, on Borrower's behalf, pursuant to the Management Agreement), for the applicable Fiscal Year or other period setting forth, in reasonable detail, Borrower's good faith estimates of the anticipated results of operations of the Property, including revenues from all sources, all Operating Expenses, management fees and Capital Expenditures.

         "Anticipated Repayment Date" shall have the meaning set forth in the Note.

         "Applicable Interest Rate" shall have the meaning set forth in the Note.

         "Approved Bank" shall have the meaning set forth in the Account Agreement.

         "Approved Operating Expenses" shall mean the monthly Operating Expenses as set forth on the Annual Budget approved by Lender pursuant to Section 11.2.6; provided, however, that if such Annual Budget has not been approved by Lender, then the term "Approved Operating Expenses" shall mean the amount of Operating Expenses set forth on the immediately preceding Annual Budget approved by the Lender.

         "Assignment and Acceptance" shall mean an assignment and acceptance entered into by Lender and an assignee, and accepted by Lender in accordance with Article XV and in substantially the form of Exhibit M or such other form customarily used by Lender in connection with the participation or syndication of mortgage loans at the time of such assignment.

         "Assignment of Leases" shall mean that certain first priority Assignment of Leases, Rents and Security Deposits, dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's interest in and to the Leases, Rents and Security Deposits as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Assignment of Management Agreement" shall mean a Manager's Consent and Subordination of Management Agreement in the form attached hereto as Exhibit L, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Assumed Debt Service" shall mean the aggregate amount of interest due and payable in accordance with the Notes during the applicable immediately succeeding twelve (12) month period, assuming that interest on the aggregate outstanding principal balance of the Notes is accruing at the Loan Constant.

         "Assumed Debt Service Coverage Ratio" shall mean a ratio, as reasonably determined by Lender for the applicable period, in which:

(a) the numerator is the Net Cash Flow from the Property for the twelve (12) month period immediately following the applicable calculation date (except that in determining Net Cash Flow for this calculation, Operating Income shall not include the rents, income or revenue from Leases which have not, as of anytime during such calculation period, satisfied all of the Preconditions); and

(b) the denominator is the sum of (i) any payments to be made by Borrower to any Mezzanine Lender on each Payment Date for the immediately succeeding twelve (12) Interest Periods plus (ii) the Assumed Debt Service.

         "Bankruptcy Code" shall mean Title 11, U.S.C.A., as amended from time to time and any successor statute thereto.

         "Borrower" has the meaning set forth in the first paragraph of this Agreement.

         "Borrower's Account" shall mean account number 304174696 maintained at Cash Management Bank or such other account as Borrower may designate as Borrower's Account from time to time.

         "Borrower's Business Purpose" shall have the meaning set forth in
Section 5.2.3.

         "Borrower's Knowledge" or terms of similar import used in the Loan Documents shall mean the actual knowledge of any of Scott Rechler, Michael Maturo, Philip Waterman and/or Jason Barnett, without independent investigation.

         "Building Equipment" shall have the meaning set forth in the Security Instrument.

         "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York or in the state in which Servicer is located are not open for business.

         "Capital Expenditures" shall mean any amount incurred in respect of capital items which in accordance with GAAP would not be included in Borrower's annual financial statements for an applicable period as an operating expense of the Property and is not reasonably expected by Borrower to be a regularly recurring operating expense of the Property.

         "Cash" shall mean the legal tender of the United States of America.

         "Cash and Cash Equivalents" shall mean any one or a combination of the following: (i) Cash, and (ii) U.S. Government Obligations.

         "Cash Management Bank" shall mean JPMorgan Chase Bank, National Association, or any successor Approved Bank acting as Cash Management Bank under the Account Agreement or other financial institution approved by Lender or, if a Securitization has occurred, approved by the Rating Agencies.

         "Casualty Amount" shall mean Five Million Dollars ($5,000,000), provided that solely for purposes of Section 6.2.1, the term "Casualty Amount" shall mean One Million Dollars ($1,000,000).

         "Citibank" shall mean Citibank, N.A., a national banking association.

         "Citibank Easement" shall have the meaning set forth in Section 8.3.

         "Citibank Lease" shall mean the Existing Citibank Lease or the Amended and Restated Lease, whichever is in effect at the applicable time in question.

         "Citibank Lien" shall mean any Lien which encumbers all or any portion of the Property which (i) is the Citibank Tenant's obligation to remove in accordance with the provisions of the Existing Citibank Lease and/or (ii) is granted by the Citibank Tenant (or any Person claiming by, through or under the Citibank Lease) or encumbers the Property as a result of any actions or omissions of the Citibank Tenant (or any Person claiming by, through or under the Citibank Lease).

         "Citibank SNDA" shall mean the Subordination, Non-Disturbance and Attornment Agreement, dated as of August 3, 2005, between Lender, Borrower, as landlord, and Citibank, as tenant.

         "Citibank Surrender Option" shall mean the option of the Citibank Tenant to surrender portions of the premises demised under the Citibank Lease pursuant to Article 4 of the Citibank Lease.

         "Citibank Tenant" shall mean Citibank or any permitted successor or assign of Citibank under the Citibank Lease which is the tenant under the Citibank Lease at the applicable time.

         "Closing Date" shall mean the date of this Agreement set forth in the first paragraph hereof.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         "Collateral Accounts" shall have the meaning set forth in Section
3.1.1.

         "Collateral Letter of Credit" shall mean each Letter of Credit issued by an Approved Bank pursuant to Section 16.2 in the amount of Ten Million Dollars ($10,000,000) in favor of Lender.

         "Collateral Letter of Credit Release Conditions" shall have the meaning set forth in Section 16.2(b).

         "Collection Account" shall mean the account specified herein for deposit of Rents and other receipts from the Property as provided herein.

         "Control" shall have the meaning set forth in Section 8.5(b).

         "Cut-Off Date" shall have the meaning set forth in Section 6.2.3.

         "DBS" shall have the meaning set forth in Section 14.4.2(b).

         "DBS Group" shall have the meaning set forth in Section 14.4.2(b).

         "Debt" shall mean, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services; (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with GAAP, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for, or liabilities incurred on the account of, such Person which obligations or liabilities are due and payable; (e) obligations or liabilities of such Person arising under letters of credit, credit facilities or other acceptance facilities; (f) obligations of such Person under any guarantees or other agreement to become secondarily liable for any obligation of any other Person, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any Lien on any property of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

         "Debt Service" shall mean, with respect to any particular period of time, scheduled interest payments under the Note.

         "Default" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

         "Default Rate" shall have the meaning set forth in the Note.

         "Defeasance" shall have the meaning set forth in Section 9.1(a).

         "Defeasance Collateral" shall mean Defeasance Eligible Investments pledged to Lender as collateral pursuant to Section 9.1 (including, without limitation, all amounts then on deposit in the Defeasance Collateral Account).

         "Defeasance Collateral Account" shall have the meaning set forth in
Section 9.1(e).

         "Defeasance Collateral Requirement" shall mean an amount sufficient to provide payment of all (A) principal indebtedness outstanding as of the date of Defeasance under the Note as it becomes due through the date that is three (3) months prior to the Anticipated Repayment Date and (B) scheduled interest on the Loan as it becomes due through the date that is three (3) months prior to the Anticipated Repayment Date.

         "Defeasance Eligible Investments" shall mean (i) obligations or securities not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, which constitute "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, and the ownership of which will not cause Lender to be required to be registered as an "investment company" by virtue of Section 3(a)(1)(C) of the Investment Company Act of 1940, as amended, and which qualify under ss.1.860G-2(a)(8) of the Treasury regulations, (ii) debt obligations not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, Federal National Mortgage Association and which qualify under ss.1.860G-2(a)(8) of the Treasury regulations and (iii) such other securities as are acceptable to Lender in its sole discretion or, if a Securitization has occurred, the Rating Agencies in their sole discretion.

         "Defeasance Note" shall have the meaning set forth in Section
9.1(a)(i).

         "Defeasance Security Agreement" shall have the meaning set forth in
Section 9.1(a)(ii).

         "Deficiency" shall have the meaning set forth in Section 6.2.4(b).

         "Disclosure Documents" shall have the meaning set forth in Section 14.4.1.

         "DSCR Test" shall mean that Borrower shall maintain an Assumed Debt Service Coverage Ratio of at least 1.23:1 for the applicable immediately succeeding twelve (12) month period.

         "Eligible Account" has the meaning set forth in the Account Agreement.

         "Environmental Certificate" shall have the meaning set forth in Section 12.2.1.

         "Environmental Claim" shall mean any claim, action, cause of action, investigation or written notice by any Person alleging potential liability (including potential liability for investigatory costs, cleanup costs, natural resource damages, property damages, personal injuries or penalties) arising out of, based upon or resulting from (a) the presence, threatened presence, release or threatened release into the environment of any Hazardous Materials from or at the Property, or (b) the violation, or alleged violation, of any Environmental Law relating to the Property.

         "Environmental Event" shall have the meaning set forth in Section
12.2.1.

         "Environmental Law" shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to the protection of human health, or the environment, or any Hazardous Materials, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. ss.9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss.6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C. ss.1801 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C. ss.2061 et seq.); (v) the Clean Water Act (33 U.S.C. ss.1251 et seq.); (vi) the Clean Air Act (42 U.S.C. ss.7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C. ss.349; 42 U.S.C. ss.201 and ss.300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C. ss.4321); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); and (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C. ss.1101 et seq.).

         "Environmental Reports" shall have the meaning set forth in Section
12.1.

         "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

         "Event of Default" shall have the meaning set forth in Section 17.1(a).

         "Excess Cash Flow" shall have the meaning set forth in Section 3.1.6(a)(ii).

         "Exchange Act" shall have the meaning set forth in Section 14.4.1.

         "Excluded Pledge" shall mean any pledge or encumbrance of direct or indirect interests in any Excluded Transferee.

         "Excluded Transfer" shall mean any Transfer (i) of direct or indirect interests in any Excluded Transferee, (ii) of direct or indirect interests among Funds (or Subsidiaries thereof) advised by the same advisors (or an advisor which is an Affiliate of such advisor) or pension funds (or Subsidiaries thereof) advised by the same pension fund advisors (or a pension fund advisor which is an Affiliate of such pension fund advisor) and/or (iii) directly or indirectly resulting from a merger, consolidation or sale of all or substantially all of the assets of (or similar corporate transaction with respect to) any Excluded Transferee or its direct or indirect owners.

         "Excluded Transferee" shall mean (i) Guarantor, (ii) any Permitted Owner, (iii) any Person whose ownership interests are publicly traded on a nationally recognized stock exchange, (iv) any Fund and (v) any Person who, at the time the applicable Excluded Pledge is made, is an Operating Company.

         "Exculpated Parties" shall have the meaning set forth in Section
18.1.1.

         "Excusable Delay" shall mean a delay solely due to acts of god, governmental restrictions, stays, judgments, orders, decrees, enemy actions, civil commotion, fire, casualty, strikes, work stoppages, shortages of labor or materials or other causes beyond the reasonable control of Borrower, but Borrower's lack of funds in and of itself shall not be deemed a cause beyond the control of Borrower.

         "Existing Citibank Lease" shall mean that certain Lease, dated as of May 12, 2005, between Borrower, as landlord, and Citibank, as tenant, with respect to the premises commonly known as One Court Square, 25-01 Jackson Avenue, Long Island City, New York 11120.

         "Fiscal Year" shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during each year of the term of the Loan or the portion of any such 12-month period falling within the term of the Loan in the event that such a 12-month period occurs partially before or after, or partially during, the term of the Loan.

         "Fitch" shall mean Fitch Ratings Inc.

         "Fund" shall mean any private equity, investment or real estate opportunity fund.

         "GAAP" shall mean the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, to the extent such principles are applicable to the facts and circumstances on the date of determination.

         "Governmental Authority" shall mean any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

         "Guarantor" shall mean Reckson Operating Partnership, L.P., a Delaware limited partnership, and any successor by merger, consolidation or reorganization or by acquisition of all or substantially all of such Person's assets.

         "Hazardous Materials" shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:

         (i) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;

         (ii) "hazardous waste" and "regulated substances" as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

         (iii) "hazardous materials" as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder; and

         (iv) "chemical substance or mixture" as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder.

         "Holding Account" shall have the meaning set forth in Section 3.1.1.

         "Impositions" shall mean all taxes (including all ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction, privilege or license or similar taxes), governmental assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Agreement), water, sewer or other rents and charges, excises, levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Property and/or any Rents (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (a) Borrower (including all income, franchise, single business or other taxes imposed on Borrower for the privilege of doing business in the jurisdiction in which the Property is located), (b) the Property, or any other collateral delivered or pledged to Lender in connection with the Loan, or any part thereof, or any Rents received therefrom or any estate, right, title or interest therein or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Property or the leasing or use of all or any part thereof. Nothing contained in this Agreement shall be construed to require Borrower to pay any tax, assessment, levy or charge imposed on (i) any Tenant, (ii) any third party manager of the Property, including any Manager or (iii) Lender in the nature of a capital levy, income, franchise, estate, inheritance, succession, excise, gains, income or net revenue or similar tax or any transfer tax imposed on Lender in connection with an assignment of the Loan pursuant to
Article XV.

         "Improvements" shall have the meaning set forth in the Security Instrument.

         "Increased Costs" shall have the meaning set forth in Section 2.4.1.

         "Indebtedness" shall mean, at any given time, the Principal Amount, together with all accrued and unpaid interest thereon and all other obligations and liabilities due or to become due to Lender pursuant hereto, under the Note or in accordance with the other Loan Documents and all other amounts, sums and expenses payable to Lender hereunder or pursuant to the Note or the other Loan Documents.

         "Indemnified Parties" shall have the meaning set forth in Section 19.12(b).

         "Independent" shall mean, when used with respect to any Person, a Person who (i) does not have any direct financial interest or any material indirect financial interest in Borrower or in any Affiliate of Borrower (other than in the case of a financial interest which is not an ownership interest, any creditor, supplier or customer set forth in clause (iii) below), (ii) is not connected with Borrower or any Affiliate of Borrower as an officer, employee, promoter, underwriter, trustee, partner, member, manager, director or person performing similar functions, (iii) is not a creditor, supplier or customer of Borrower or any Affiliate of Borrower where such relationship constitutes a material portion of the business of such creditor, supplier or customer and (iv) is not a member of the immediate family of a Person defined in (i) or (ii) above.

         "Independent Accountant" shall mean Beck & Company, any of the so called "Big Four" accounting firms or another firm of nationally recognized, certified public accountants which is Independent and which is selected by Borrower and reasonably acceptable to Lender.

         "Independent Architect" shall mean an architect, engineer or construction consultant selected by Borrower which is Independent, licensed to practice in the State (in the case of any architect or engineer or any other Person which is required to be so licensed) and has at least five (5) years of architectural, engineering or construction experience, as applicable.

         "Independent Director", "Independent Manager", or "Independent Member" shall mean a Person who is not and will not be while serving as an Independent Director, Independent Manager or Independent Member, as applicable, and has never been (i) a member, manager, director, employee, attorney, or counsel of Borrower or its Affiliates (provided that Borrower and Mezzanine Borrower may not have the same Independent Directors, Independent Managers or Independent Members), (ii) a customer, supplier or other Person who derives more than one percent (1%) of its purchases or revenues from its activities with Borrower or its Affiliates (other than an Independent Director, Independent Manager or Independent Member, as applicable, provided by a corporate services company that provides Independent Directors, Independent Managers or Independent Members in the ordinary course of its business), (iii) a direct or indirect legal or beneficial owner in Borrower or any of its Affiliates (other than as an Independent Member), (iv) a member of the immediate family of any member, manager, employee, attorney, customer, supplier or other Person referred to above or (v) a person Controlling or under the common Control of anyone listed in (i) through (iv) above. Except as otherwise provided in the parenthetical to clause (i) above, a Person that otherwise satisfies the foregoing shall not be disqualified from serving as an Independent Director or Independent Manager or Independent Member if such individual is at the time of initial appointment, or at any time while serving as such, is an Independent Director or Independent Manager or Independent Member, as applicable, of a single purpose entity affiliated with Borrower.

         "Insurance Requirements" shall mean, collectively, (i) all material terms of any insurance policy required pursuant to this Agreement and (ii) all material regulations and then current standards applicable to or affecting the Property or any part thereof or any use or condition thereof, which may, at any time when the Existing Citibank Lease is (A) in full force and effect, be required by the Board of Fire Underwriters, if any, having jurisdiction over the Property, or such other body exercising similar functions or (B) no longer in full force and effect, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over the Property, or such other body exercising similar functions.

         "Intangible" shall have the meaning set forth in the Security
Instrument.

         "Intercreditor Agreement" shall mean a customary intercreditor, recognition and standstill agreement between Lender and Mezzanine Lender in form and substance acceptable to Lender in its reasonable discretion.

         "Interest Period" shall have the meaning set forth in the Note.

         "Land" shall have the meaning set forth in the Security Instrument.

         "Late Payment Charge" shall have the meaning set forth in Section
2.2.3.

         "Lease" shall mean any lease, sublease or sub-sublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted by Borrower a possessory interest in, or right to use or occupy all or any portion of any space in the Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into in connection with such lease, sublease, sub-sublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto. The term "Lease" shall not include the Scheduled Leases unless and until the Citibank Lease shall no longer be in effect and such Scheduled Leases remain in existence thereafter and/or subsequent to the date hereof, such Scheduled Leases shall be deemed to be direct leases between Borrower and the tenants thereunder.

         "Lease Modification" shall have the meaning set forth in Section 8.8.1.

         "Leasehold Mortgagee" shall have the meaning set forth in the Citibank Lease.

         "Leasing Commissions" shall have the meaning set forth in Section 16.1(b).

         "Legal Requirements" shall mean all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, and irrespective of the nature of the work to be done, of every Governmental Authority including, without limitation, Environmental Laws and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Borrower or to the Property and the Improvements and the Building Equipment thereon, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Property and the Improvements and the Building Equipment thereon including, without limitation, building and zoning codes and ordinances and laws relating to handicapped accessibility.

         "Lender" shall have the meaning set forth in the first paragraph of this Agreement.

         "Letter of Credit" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit, in favor of Lender and entitling Lender to draw thereon in New York, New York, based solely on a statement executed by an officer or authorized signatory of Lender and issued by an Approved Bank (provided that solely for purposes of this definition, an Approved Bank may have a minimum long-term unsecured debt rating of at least "A" (rather than "AA" as set forth in the definition of "Approved Bank" in the Account Agreement). Such letter of credit shall either be (A) an evergreen letter of credit, (B) a letter of credit which does not expire until at least sixty (60) days after the Maturity Date (the "LC Expiration Date") or (C) a letter of credit with a term of at least one (1) year which is renewed by Borrower no later than forty-five (45) days prior to the expiration date thereof (it being agreed that in the event that Borrower fails to renew such letter of credit by the date which is ten (10) days prior to the expiration date thereof, then such failure shall be deemed to be an immediate Event of Default hereunder and Lender shall have the immediate right to draw down the same in full and hold the proceeds thereof in accordance with the provisions of this Agreement (and not apply the same except for the purposes for which Lender would have been permitted to draw on such Letter of Credit pursuant to the terms of the Loan Documents)). If at any time (a) the institution issuing any such Letter of Credit shall cease to be an Approved Bank or (b) the Letter of Credit is due to expire prior to the LC Expiration Date, Lender shall have the right immediately to draw down the same in full and hold the proceeds thereof in accordance with the provisions of this Agreement (and not apply the same except for the purposes for which Lender would have been permitted to draw on such Letter of Credit pursuant to the terms of the Loan Documents), unless Borrower shall deliver a replacement Letter of Credit from an Approved Bank within (i) as to (a) above, ten (10) days after Lender delivers written notice to Borrower that the institution issuing the Letter of Credit has ceased to be an Approved Bank or
(ii) as to (b) above, at least ten (10) days prior to the expiration date of said Letter of Credit. At any time or from time to time, Borrower may substitute any existing Letter of Credit (or cash in lieu thereof) with a substitute Letter of Credit which complies with this definition.

         "Liability" shall have the meaning set forth in Section 14.4.2(b).

         "License" shall have the meaning set forth in Section 4.1.23.

         "Lien" shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance or charge on or affecting Borrower, the Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and the filing of mechanic's, materialmen's and other similar liens and encumbrances.

         "Liquidated Damages Amount" shall have the meaning set forth in the Note.

         "Loan" shall mean the loan in the amount of Three Hundred and Fifteen Million Dollars ($315,000,000) made by Lender to Borrower pursuant to this Agreement.

         "Loan Constant" shall mean a rate equal to 8.75% per annum.

         "Loan Documents" shall mean, collectively, this Agreement, the Note, the Security Instrument, the Assignment of Leases, any Assignment of Management Agreement, the Account Agreement, the Recourse Guaranty, the Citibank SNDA and all other documents executed and delivered by Borrower in connection with the Loan, including any certifications or representations delivered by or on behalf of Borrower, any Affiliate of Borrower, any Manager, or any Affiliate of any Manager.

         "Lockout Period" shall have the meaning set forth in the Note.

         "Management Agreement" shall mean any management agreement pursuant to which the Manager is to provide management and other services with respect to the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time to the extent permitted hereunder.

         "Management Fee" shall mean an amount equal to the property management fee payable to the Manager pursuant to the terms of the Management Agreement for base management services.

         "Manager" shall mean any Qualified Manager with which Borrower enters into a Management Agreement.

         "Material Adverse Effect" shall mean any event or condition that has a material adverse effect on (i) the use, operation, or value of the Property,
(ii) the business, profits, operations or financial condition of Borrower, or
(iii) the ability of Borrower to repay the principal and interest of the Loan as it becomes due or to satisfy any of Borrower's material obligations under the Loan Documents.

         "Material Alteration" shall mean, subject to the last two (2) sentences of Section 10.3, any Alteration which, when aggregated with all related Alterations (other than decorative work such as painting, wall papering and carpeting and the replacement of fixtures, furnishings and equipment to the extent being of a routine and recurring nature and performed in the ordinary course of business) constituting a single project, involves an estimated cost exceeding five percent (5%) of the Principal Amount with respect to such Alteration or related Alterations (including the Alteration in question) then being undertaken at the Property.

         "Maturity Date" shall have the meaning set forth in the Note.

         "Maturity Date Payment" shall have the meaning set forth in the Note.

         "Maximum Legal Rate" shall mean the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

         "Mezzanine Account" shall mean a "deposit account" (as such term is defined in Section 9-102(a)(29) of the UCC), if and when established with the Cash Management Bank for the benefit of any Mezzanine Lender for the collection of Excess Cash Flow.

         "Mezzanine Borrower" shall mean any entity which possesses direct or indirect ownership interests in Borrower, where ownership interests are being pledged (where the pledging of such ownership interests is occurring in accordance with the terms of Article XIII, as opposed to a pledge that would otherwise be permitted under the terms of Article VIII), which entity shall be a Special Purpose Entity if required by the Rating Agencies.

         "Mezzanine Lender" shall have the meaning set forth in Section 13.1.

         "Mezzanine Loan" shall have the meaning set forth in Section 13.1.

         "Mezzanine Loan Agreement" shall mean the loan agreement securing a Mezzanine Loan.

         "Mezzanine Loan Documents" shall mean, collectively, the Mezzanine Note, the Mezzanine Loan Agreement and all other agreements, instruments or documents executed by Mezzanine Borrower evidencing, securing or delivered in connection with the Mezzanine Loan and the transactions contemplated thereby, including, without limitation, officer's certificates.

         "Mezzanine Note" shall mean the note or notes evidencing a Mezzanine Loan.

         "Monetary Default" shall mean a Default (i) that can be cured with the payment of money or (ii) arising pursuant to Section 17.1(a)(vi) or (vii).

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Net Cash Flow" shall mean the amount obtained by subtracting from annualized Operating Income from the Property for the month in which the applicable calculation date occurs (based on a 365-day calendar year) the following amounts: (i) the aggregate amount of all Operating Expenses for the Property for the twelve (12) month period immediately succeeding the applicable calculation date (other than Capital Expenditures and TI and Leasing Costs for the Property during such twelve (12) month period); and (ii) an amount equal to normalized Capital Expenditures and TI and Leasing Costs to be incurred by Borrower for the twelve (12) month period immediately succeeding the applicable calculation date.

         "Net Operating Income" shall mean the amount obtained by subtracting Operating Expenses from Operating Income.

         "New Lease" shall have the meaning set forth in Section 8.8.1.

         "Non-Consolidation Opinion" shall mean an opinion substantially in compliance with the requirements set forth in Exhibit E or in such other form reasonably approved by Lender or, if a Securitization has occurred, approved by the Rating Agencies.

         "Non-Disturbance Agreement" shall have the meaning set forth in Section 8.8.9.

         "Note" shall mean that certain Note in the principal amount of Three Hundred and Fifteen Million Dollars ($315,000,000), made by Borrower in favor of Lender as of the date hereof, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Notes" shall mean, collectively, the Note and the Mezzanine Note.

         "Obligations" shall have meaning set forth in the recitals of the Security Instrument.

         "OFAC" List means the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.

         "Officer's Certificate" shall mean a certificate executed on behalf of Borrower by an authorized signatory of Borrower that is familiar with the financial condition of Borrower and/or the operation of the Property, as applicable.

         "Operating Asset" shall have the meaning set forth in the Security Instrument.

         "Operating Company" shall mean any Person whose assets, other than direct or indirect interests in the Property, represent more than seventy percent (70%) of the net equity value of such Person, as determined in good faith by the board of directors or board of managers (or the equivalent governing body of such Person), provided that in connection with such determination, such board (or other governing body) shall provide reasonable backup documentation relating to its determination to Lender and, if a Securitization has occurred, the Rating Agencies.

         "Operating Expense Reserve Account" shall have the meaning set forth in
Section 3.1.1(c).

         "Operating Expenses" shall mean, for any period, without duplication, all expenses actually paid or payable by Borrower during such period in connection with the operation, management, maintenance, repair and use of the Property, determined on an accrual basis, and, except to the extent otherwise provided in this definition, in accordance with GAAP. Operating Expenses specifically shall include (i) all expenses incurred in the immediately preceding twelve (12) month period based on quarterly financial statements delivered to Lender in accordance with Article XI, (ii) all payments required to be made pursuant to any REAs, (iii) property management fees in an amount equal to the greater of four percent (4%) of Operating Income and the management fees actually paid under the Management Agreement, (iv) administrative, payroll, security and general expenses for the Property, (v) the cost of utilities, inventories and fixed asset supplies consumed in the operation of the Property,
(vi) a reasonable reserve for uncollectible accounts, (vii) costs and fees of independent professionals (including, without limitation, legal, accounting, consultants and other professional expenses), technical consultants, operational experts (including quality assurance inspectors) or other third parties retained to perform services required or permitted hereunder, (viii) cost of attendance by employees at training and manpower development programs, (ix) association dues, (x) computer processing charges, (xi) operational equipment and other lease payments as reasonably approved by Lender, (xii) taxes and other Impositions, other than income or franchise taxes or other Impositions in the nature of income or franchise taxes, and insurance premiums and (xiii) all underwritten reserves required by Lender hereunder (without duplication). Notwithstanding the foregoing, Operating Expenses shall not include (1) depreciation or amortization or other non-cash expenses (without taking into account Lender's underwriting adjustments), (2) income taxes or other Impositions in the nature of income taxes, (3) any expenses (including legal, accounting and other professional fees, expenses and disbursements) incurred in connection with the making of the Loan or the sale, exchange, transfer, financing or refinancing of all or any portion of the Property or in connection with the recovery of Proceeds which are applied to prepay the Note, (4) any expenses which in accordance with GAAP should be capitalized, (5) Debt Service, late charges and default interest under the Loan or Lender's administrative fees imposed on Borrower under the Loan Documents, and (6) any item of expense which would otherwise be considered within Operating Expenses pursuant to the provisions above but is paid directly by any Tenant.

         "Operating Income" shall mean, for any period, all income of Borrower during such period from the use, ownership or operation of the Property as follows:

         (a) all amounts payable to Borrower by any Person as Rent and other amounts under Leases, license agreements, occupancy agreements, concession agreements or other agreements relating to the Property;

         (b) business interruption insurance proceeds allocable to the applicable reporting period; and

         (c) all other amounts which in accordance with GAAP are included in Borrower's annual financial statements as operating income attributable to the Property.

         Notwithstanding the foregoing, Operating Income shall not include (a) any Proceeds (other than business interruption insurance proceeds and only to the extent allocable to the applicable reporting period), (b) any proceeds resulting from the direct or indirect Transfer of all or any portion of the Property, (c) any Rent attributable to a Lease prior to the date in which the Tenant thereunder has taken occupancy or in which the actual payment of rent is required to commence thereunder, (d) any item of income otherwise included in Operating Income but paid directly by any Tenant to a Person other than Borrower as an offset or deduction against Rent payable by such Tenant, provided such item of income is for payment of an item of expense (such as payments for utilities paid directly to a utility company) and such expense is otherwise excluded from the definition of Operating Expenses pursuant to clause "(6)" of the definition thereof and (e) Security Deposits received from Tenants until forfeited or applied. Operating Income shall be calculated on the accrual basis of accounting and, except to the extent otherwise provided in this definition, in accordance with GAAP.

         "Opinion of Counsel" shall mean an opinion of counsel (in customary form and taking into account customary assumptions and exclusions) of a law firm selected by Borrower and reasonably acceptable to Lender.

         "Other Charges" shall mean maintenance charges, impositions other than Impositions, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof by any Governmental Authority, other than those required to be paid by a tenant pursuant to its respective Lease.

         "Other Taxes" shall have the meaning set forth in Section 2.4.3.

         "Payment Date" shall have the meaning set forth in the Note.

         "Permitted Debt" shall mean, collectively, (a) the Note and the other obligations, indebtedness and liabilities specifically provided for in any Loan Document, (b) trade payables incurred in the ordinary course of Borrower's business, not secured by Liens on the Property (other than liens being properly contested in accordance with the provisions of this Agreement or the Security Instrument), not to exceed three percent (3%) of the Principal Amount at any one time outstanding, payable by or on behalf of Borrower for or in respect of the operation of the Property in the ordinary course of operating Borrower's business, provided that (but subject to the remaining terms of this definition) each such amount shall be paid within sixty (60) days following the date on which each such amount is incurred, (c) Borrower's obligations as landlord under any Leases (including the provision of funds to a Tenant for the purpose of funding such Tenant's improvements, moving expenses, furnishings or installations or certain of its costs incurred in connection with such Tenant's leasing of space at the Property, notwithstanding that such Tenant's Lease (or related documentation) requires repayment of such funding), (d) Debt for which a Rating Agency Confirmation is obtained, (e) Permitted Encumbrances which constitute Debt, and (f) unsecured debt incurred by Borrower in the ordinary course of its business of owning and operating the Property, provided that unsecured debt described in this clause (f): (A) is not secured or evidenced by a Note; and (B) does not exceed in the aggregate an amount equal to Five Hundred Thousand Dollars ($500,000). Nothing contained herein shall be deemed to require Borrower to pay any amount, so long as Borrower is in good faith, and, if applicable, by proper legal proceedings, contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding (i) no Event of Default shall exist and be continuing hereunder, (ii) adequate reserves with respect thereto are maintained on the books of Borrower in accordance with GAAP (as determined by the Independent Accountant), and (iii) such contest operates to suspend collection or enforcement, as the case may be, of the contested amount (unless such contest would not, in Lender's reasonable judgment, result at any time in the Property or any portion thereof being in imminent danger of being forfeited or lost or result in Lender being likely to be subject to civil or criminal damages as a result thereof) and such contest is maintained and prosecuted continuously and with reasonable diligence. Notwithstanding anything set forth herein, in no event shall Borrower be permitted under this provision to enter into a note (other than the Note and the other Loan Documents) or other instrument for borrowed money.

         "Permitted Encumbrances" shall mean, collectively, (a) the Liens and security interests created or permitted by the Loan Documents (including, without limitation, pursuant to Section 8.3 hereof), (b) all Liens, encumbrances and other matters disclosed in the Title Policy, (c) Liens, if any, for Impositions imposed by any Governmental Authority not yet delinquent, (d) the Citibank Lease, the Scheduled Leases and any other Lease permitted to be entered into by Borrower in accordance with the terms hereof and any Person claiming by, through or under any such leasehold estate, provided that if Lender's consent shall be required under Section 8.8.11 for any sublease or sub-sublease, then Lender shall have consented thereto, (e) the Liens of any Leasehold Mortgagees on the leasehold estate created under the Citibank Lease, (f) any Non-Disturbance Agreement or non-disturbance agreement entered into by Landlord with respect to any sublease, provided that if Lender's consent shall be required under Section 8.8.11 for such sublease, then Lender shall have consented thereto, (g) Liens evidenced by financing statements filed in connection with equipment leases or equipment financing which otherwise constitutes Permitted Debt hereunder, (h) the Liens, encumbrances and other matters set forth on Schedule VI attached hereto and (i) any other Lien consented to by Lender in its sole discretion or for which a Rating Agency Confirmation is obtained.

         "Permitted Investments" shall have the meaning set forth in the Account Agreement.

         "Permitted Owner" shall mean any one of the following:

         (A) Guarantor and its permitted successors;

         (B) Sponsor and its permitted successors;

         (C) a Reckson sponsored Australian limited property trust, provided that (i) upon any direct or indirect Transfer of interests in Borrower to such trust, such trust will have gross assets, directly or indirectly, with a value not less than $350 million (provided that not more than fifty percent (50%) of such value shall be attributable to the Property) and a net equity not less than $150 million and (ii) Guarantor and/or Sponsor shall at all times Control the manager of such trust and, directly or indirectly, the decision-making (subject to the right of other owners to participate in significant management decisions) of such trust;

         (D) any of (i) Citibank, (ii) any Person which is a successor to Citibank by merger, consolidation or reorganization and (iii) a purchaser of all or substantially all of the assets of Citibank;

         (E) a bank, investment bank, insurance company, commercial credit corporation, pension plan, pension fund, pension advisory firm, mutual fund, government plan, real estate company, investment fund or an institution substantially similar to any of the foregoing that, together with its Affiliates, (x) has total assets (in name or under management) in excess of $1 billion (calculated exclusive of the Property) and capital/statutory surplus or shareholder's equity in excess of $500 million (calculated exclusive of the Property) and (y) is regularly engaged in the business of owning, operating and/or managing interests (either directly or through funds under management) in at least five (5) office properties containing in the aggregate at least one million five hundred thousand (1,500,000) rentable square feet (calculated exclusive of the Property);

         (F) any Person who is listed on Schedule IV attached hereto; or

         (G) any Person with respect to whom a Rating Agency Confirmation is received.

         "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

         "Personal Property" shall have the meaning set forth in the granting clause of the Security Instrument.

         "Physical Conditions Report" shall mean the structural engineering report with respect to the Property (i) prepared by an Independent Architect,
(ii) addressed to Lender, (iii) prepared based on a scope of work determined by Lender in Lender's reasonable discretion, and (iv) in form and content acceptable to Lender in Lender's reasonable discretion, together with any amendments or supplements thereto. Lender acknowledges that the report dated June 20, 2005 from LandAmerica Commercial Services shall qualify as the Physical Conditions Report.

         "Plan" shall have the meaning set forth in Section 4.1.10.

         "Preconditions" shall mean that with respect to any Lease, the Tenant thereunder has (i) taken possession of its demised space and (ii) begun to pay regular installments of Rent (which shall not include the payment by Tenant to Borrower of the first month's installment of rent upon a Tenant's execution of a Lease) and that all free rent periods have expired, as certified to Lender by Borrower pursuant to an Officer's Certificate.

         "Prepayment Amounts" shall have the meaning set forth in Section 3.1.1(b).

         "Prepayment Notice" shall have the meaning set forth in the Note.

         "Prepayment Reserve Account" shall have the meaning set forth in
Section 3.1.1(b).

         "Principal Amount" shall have the meaning set forth in the Note.

         "Proceeds" shall have the meaning set forth in Section 6.2.2.

         "Proceeds Reserve Account" shall have the meaning set forth in Section 3.1.1(d).

         "Prohibited Person" means any Person identified on the OFAC List or any other Person with whom a U.S. Person may not conduct business or transactions by prohibition of Federal law or Executive Order of the President of the United States or America.

         "Property" shall have the meaning set forth in the Security Instrument.

         "Provided Information" shall have the meaning set forth in Section 14.1.1.

         "Public Reporting Entity" shall mean (i) a Person (other than an individual) required by the Exchange Act to file periodic reports with the Securities and Exchange Commission and (ii) for so long as Reckson Operating Partnership, L.P. files periodic reports under the Exchange Act with the Securities and Exchange Commission, Reckson Operating Partnership, L.P.

         "PZR Report" shall mean that certain Zoning and Site Requirements Summary from The Planning & Zoning Resource Corporation, PZR Site Number 41902, dated July 29, 2005.

         "Qualified Manager" shall mean (i) a reputable and experienced management organization which together with its Affiliates manages a minimum of 2,000,000 square feet of Class A or Class B (and any combination thereof) office space located in major United States cities, provided that (a) prior to a Securitization, Borrower shall have obtained the prior written consent of Lender for such Person, which consent shall not be unreasonably withheld or delayed and
(b) after a Securitization, in addition to Lender's consent, which consent shall not be unreasonably withheld or delayed, Borrower shall have obtained a Rating Agency Confirmation or (ii) any other manager as Lender shall approve in its sole and absolute discretion. Notwithstanding the foregoing, Lender hereby approves each of RANY Management Group, Inc. a Delaware corporation, and any Person directly or indirectly Controlled by Sponsor as a Qualified Manager hereunder.

         "Qualified Successor Borrower" shall mean any Single Purpose Entity that is Controlled by one or more Permitted Owners.

         "Rating Agencies" shall mean (a) prior to a Securitization, each of S&P, Moody's and Fitch and any other nationally-recognized statistical rating agency which has been approved by Lender and (b) after a Securitization has occurred, each such Rating Agency which has rated the Securities in the Securitization.

         "Rating Agency Confirmation" shall mean, collectively, a written affirmation from each of the Rating Agencies that the credit rating of the Securities given by such Rating Agency immediately prior to the occurrence of the event with respect to which such Rating Agency Confirmation is sought will not be qualified, downgraded or withdrawn as a result of the occurrence of such event, which affirmation may be granted or withheld in such Rating Agency's sole and absolute discretion. In the event that, at any given time, no such Securities shall have been issued and are then outstanding, then the term Rating Agency Confirmation shall be deemed instead to require the written approval of Lender based on its good faith determination of whether the Rating Agencies would issue a Rating Agency Confirmation if any such Securities were outstanding.

         "REAs" shall mean, collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, those certain agreements more specifically described on Schedule I.

         "Real Property" shall mean, collectively, the Land, the Improvements and the Appurtenances (as defined in the Security Instrument).

         "Recourse Guaranty" shall mean that certain Guaranty of Recourse Obligations of Borrower, dated as of the date hereof, by Guarantor in favor of Lender, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Register" shall have the meaning set forth in Section 15.4.

         "Regulatory Change" shall mean any change after the date of this Agreement in federal, state or foreign laws or regulations or the adoption or the making, after such date, of any interpretations, directives or requests applying to Lender, or any Person Controlling Lender or to a class of banks or companies Controlling banks of or under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or Governmental Authority or monetary authority charged with the interpretation or administration thereof.

         "Rents" shall mean all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower from any and all sources arising from or attributable to the Property and Proceeds, if any, from business interruption or other loss of income insurance.

         "Reserve Period " shall have the meaning set forth in the Account Agreement.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Scheduled Leases" shall meant the leases listed on Schedule V attached hereto.

         "Securities" shall have the meaning set forth in Section 14.1.

         "Securities Act" shall have the meaning set forth in Section 14.4.1.

         "Securitization" shall have the meaning set forth in Section 14.1.

         "Security Deposits" shall have the meaning set forth in Section 8.8.5.

         "Security Instrument" shall mean that certain first priority Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, dated the date hereof, executed and delivered by Borrower to Lender and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Servicer" shall mean such Person designated in writing with an address for such Person by Lender, in its sole discretion, to act as Lender's agent hereunder with such powers as are specifically delegated to the Servicer by Lender, whether pursuant to the terms of this Agreement, the Account Agreement or otherwise, together with such other powers as are reasonably incidental thereto.

         "Single Purpose Entity" shall mean a Person, other than an individual, which (i) is formed or organized solely for Borrower's Business Purpose or, in the case of any Single Purpose Entity other than Borrower, for the purpose of owning, holding or financing (or otherwise acting with respect to) a direct or indirect interest in Borrower, as applicable, (ii) does not engage in any business unrelated to Borrower's Business Purpose or, in the case of any Single Purpose Entity other than Borrower, the ownership, holding or financing of a direct or indirect interest in Borrower, as applicable (or otherwise acting with respect thereto), (iii) has not and will not have any Debt other than the Permitted Debt or the Mezzanine Loan, in the case of a Mezzanine Borrower (if this definition is applicable), or any assets other than those related to Borrower's Business Purpose or, in the case of any Single Purpose Entity other than Borrower, the ownership, holding or financing of a direct or indirect interest in Borrower, as applicable (or otherwise acting with respect thereto),
(iv) maintains its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person (it being acknowledged that the maintenance of such Person's books, records or accounts on such Person's behalf by a manager who holds itself out as such Person's agent shall not contradict this clause (iv)), (v) holds itself out as being a Person, separate and apart from any other Person, (vi) does not and will not commingle its funds or assets with those of any other Person, (vii) conducts its own business in its own name and will not identify its partners, members or shareholders, as applicable, or any Affiliates of any of them, as a division or part of it; (viii) maintains separate financial statements (provided that such Person may also file consolidated tax and financial statements if required by applicable local, state or federal tax law or other applicable law or GAAP), (ix) pays its own liabilities out of its own funds (it being acknowledged that the payment by the Citibank Tenant of operating expenses and taxes with respect to the Property pursuant to the Existing Citibank Lease does not contradict this clause (ix)), (x) observes all partnership, corporate or limited liability company formalities, as applicable, (xi) pays the salaries of its own employees, if any, and maintains (or requires its management company to maintain) a sufficient number of employees, if any, in light of its contemplated business operations, (xii) does not guarantee, assume, pay (other than in connection with Borrower's Business Purpose) or otherwise obligate itself with respect to the debts or obligations (other than customary indemnities in connection with Borrower's Business Purpose) of any other Person or hold out its credit as being available to satisfy the obligations of any other Person, (xiii) does not acquire obligations or securities of its partners, members or shareholders,
(xiv) allocates fairly and reasonably shared expenses, including, without limitation, any overhead for shared office space, if any, (xv) uses separate stationary, invoices, and checks, (xvi) maintains an arms-length relationship with its Affiliates, (xvii) does not and will not pledge its assets for the benefit of any other Person or make any loans or advances to any other Person (it being acknowledged that the provision of funds to a Tenant for the purpose of funding such Tenant's improvements, moving expenses, furnishings or installations or certain of its costs incurred in connection with such Tenant's leasing of space at the Property does not contradict this clause (xvii), notwithstanding that such Tenant's Lease (or related documentation) requires repayment of such funding), (xviii) does and will continue to use commercially reasonable efforts to correct any known misunderstanding regarding its separate identity, (xix) maintains adequate capital in light of its contemplated business operations, and (xx) to the fullest extent permitted by law, has not and will not engage in, seek, or consent to the dissolution, winding up, liquidation, consolidation or merger and except as otherwise permitted in this Agreement (including pursuant to Article VIII), has not and will not engage in, seek or consent to any asset sale or transfer of partnership, membership or shareholder interests, or amendments of its partnership or operating agreement, certificate of incorporation, articles of organization or other organizational document with respect to those provisions required in order to qualify as a Single Purpose Entity and/or where the consent of Lender and/or its Independent Directors, Independent Managers or Independent Members is required. In addition, if such Person is a partnership, (1) all general partners of such Person shall be Single Purpose Entities; and (2) if such Person has more than one general partner, then the organizational documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent general partner exists. In addition, if such Person is a corporation, then, at all times: (a) such Person shall have at least two (2) Independent Directors and (b) the board of directors of such Person may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including the Independent Directors, shall have participated in such vote. In addition, if such Person is a limited liability company, (a) such Person shall have at least two (2) Independent Managers or Independent Members, (b) if such Person is managed by a board of managers, the board of managers of such Person may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of managers unless all of the managers, including the Independent Managers, shall have participated in such vote, (c) if such Person is not managed by a board of managers, the members of such Person may not take any action requiring the affirmative vote of 100% of the members of such Person unless all of the members, including the Independent Members, shall have participated in such vote, (d) each managing member shall be a Single Purpose Entity, unless such Person has two (2) Independent Managers who are springing members or two (2) non-economic Independent Members and (e) its articles of organization, certificate of formation and/or operating agreement, as applicable, shall provide that until all of the outstanding Indebtedness has been paid in full or otherwise fully satisfied, released or assigned in accordance with Section 2.3.3 or 9.1, as applicable (or such entity has transferred its interest in the Property to a new borrower in accordance with
Article VIII), such entity will not dissolve. In addition, the organizational documents of such Person shall provide that, unless Lender otherwise consents, until all of the outstanding Indebtedness has been paid in full or otherwise fully satisfied, released or assigned in accordance with Section

2.3.3 or 9.1, as applicable (or such entity has transferred its interest in the Property to a new borrower in accordance with Article VIII), such Person (1) without the unanimous consent of all of the partners, directors or members, as applicable, shall not with respect to itself or to any other Person in which it has a direct or indirect legal or beneficial interest (a) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or other similar official for the benefit of the creditors of such Person or all or any portion of such Person's properties, or (b) take any action that is reasonably anticipated to cause such Person to become insolvent, petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (2) will hold its assets in its own name, (3) will maintain its financial statements (provided that such Person may also file consolidated tax and financial statements if required by applicable local, state or federal tax law or other applicable law or GAAP), books and records separate and apart from any other Person, (4) will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it, and
(5) will maintain an arms-length relationship with its partners, members, shareholders and other Affiliates such that it will not enter into or be a party to any transaction with any of its partners, members, shareholders or other Affiliates except in the ordinary course of business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with a third party.

         "Sole Member" shall mean One Court Square Holdings, LLC, a Delaware limited liability company.

         "Special Taxes" shall mean any and all present or future taxes, levies, imposts, deductions, charges or withholdings, or any liabilities with respect thereto, including those arising after the date hereof as result of the adoption of or any change in law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of Lender, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by Lender's net income by the United States of America or any Governmental Authority of the jurisdiction under the laws under which Lender is organized or maintains a lending office.

         "SPE Entity" shall mean Borrower and any other Person which is required by this Agreement to be, as long as the Loan is outstanding, a Single Purpose Entity.

         "Standard Form of Lease" shall have the meaning set forth in Section 8.8.2(a).

         "State" shall mean the State in which the Property or any part thereof is located.

         "Sub-Account(s)" shall have the meaning set forth in Section 3.1.1.

         "Substitute Borrower" shall have the meaning set forth in Section 9.1(a)(iii).

         "Survey" shall mean a survey of the Property prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Policy, and containing a certification of such surveyor reasonably satisfactory to Lender.

         "Taking" shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Property or any part thereof.

         "Tenant" shall mean any Person leasing, subleasing or otherwise occupying any portion of the Property, other than any Manager and its employees, agents and assigns.

         "Threshold Amount" shall mean an amount equal to five percent (5%) of the Principal Amount.

         "TI and Leasing Costs" shall have the meaning set forth in Section 16.1(b).

         "TI and Leasing Reserve Account" shall have the meaning set forth in
Section 3.1.1(a).

         "TI and Leasing Reserve Amount" shall have the meaning set forth in
Section 16.1(a).

         "TI Work " shall have the meaning set forth in Section 16.1(b).

         "Title Company" shall mean First American Title Insurance Company.

         "Title Policy" shall mean an ALTA mortgagee title insurance policy in a form acceptable to Lender (or, if the Property is in a State which does not permit the issuance of such ALTA policy, such form as shall be permitted in such State and acceptable to Lender) issued by the Title Company with respect to the Property and insuring the lien of the Security Instrument.

         "Total Loss" shall mean (i) a casualty, damage or destruction of the Property which, in the reasonable judgment of Lender, (A) involves an actual or constructive loss of more than twenty-five percent (25%) of the lesser of (x) the fair market value of the Property or (y) the Principal Amount, or (B) results in the cancellation of leases comprising more than twenty-five percent (25%) of the rentable area of the Property, and in either case with respect to which Borrower is not required under the Leases to apply Proceeds to the restoration of the Property or (ii) a permanent Taking which, in the reasonable judgment of Lender, (A) involves an actual or constructive loss of more than fifteen percent (15%) of the lesser of (x) the fair market value of the Property or (y) the Principal Amount, or (B) renders untenantable more than fifteen percent (15%) of the rentable area of the Property, or (iii) a casualty, damage, destruction or Taking that affects so much of the Property such that it would be impracticable, in Lender's reasonable discretion, even after restoration, to operate the Property as an economically viable whole.

         "Transfer" shall mean to sell, assign, convey, mortgage, transfer, pledge, hypothecate, encumber, grant a security interest in, exchange or otherwise dispose of any beneficial interest or grant any option or warrant with respect to, or where used as a noun, a sale, assignment, conveyance, transfer, pledge or other disposition of any beneficial interest by any means whatsoever whether voluntary, involuntary, by operation of law or otherwise.

         "UCC" or "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State.

         "Underwriter Group" shall have the meaning set forth in Section 14.4.2(b).

         "U.S. Government Obligations" shall mean any direct obligations of, or obligations guaranteed as to principal and interest by, the United States Government or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States. Any such obligation must be limited to instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. If any such obligation is rated by S&P, it shall not have an "r" highlighter affixed to its rating. Interest must be fixed or tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with said index. U.S. Government Obligations include, but are not limited to: U.S. Treasury direct or fully guaranteed obligations, Farmers Home Administration certificates of beneficial ownership, General Services Administration participation certificates, U.S. Maritime Administration guaranteed Title XI financing, Small Business Administration guaranteed participation certificates or guaranteed pool certificates, U.S. Department of Housing and Urban Development local authority bonds, and Washington Metropolitan Area Transit Authority guaranteed transit bonds. In no event shall any such obligation have a maturity in excess of 365 days.

         "U.S. Publicly-Traded Entity" shall mean a Person (other than an individual) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a Person.

         "Work" shall have the meaning provided in Section 6.2.4(a).

         "Yield Maintenance Premium" shall have the meaning set forth in the Note.

         1.2 Principles of Construction. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the definitions given them in this Agreement when used in any other Loan Document or in any certificate or other document made or delivered pursuant thereto. All uses of the word "including" shall mean including, without limitation unless the context shall indicate otherwise. Unless otherwise specified, the words hereof, herein and hereunder and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

                               II. GENERAL TERMS

         2.1 Loan; Disbursement to Borrower.

         2.1.1 The Loan. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date.

         2.1.2 Disbursement to Borrower. Borrower may request and receive only one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed. Borrower acknowledges and agrees that the full proceeds of the Loan have been disbursed by Lender to Borrower on the Closing Date.

         2.1.3 The Note, Security Instrument and Loan Documents. The Loan shall be evidenced by the Note and secured by the Security Instrument, the Assignment of Leases, this Agreement and the other Loan Documents.

         2.1.4 Use of Proceeds. Borrower shall use the proceeds of the Loan to
(a) pay costs and expenses incurred in connection with the closing of the Loan and (b) distribute the balance, if any, to Borrower for other company purposes and/or to make distributions to its members.

         2.2 Interest; Loan Payments; Late Payment Charge.

         2.2.1 Payment of Principal and Interest.

                  (i) Except as set forth in Section 2.2.1(ii), interest shall accrue on the Principal Amount as set forth in the Note.

                  (ii) Upon the occurrence and during the continuance of an Event of Default and from and after the Maturity Date if the entire Principal Amount is not repaid on the Maturity Date, interest on the outstanding principal balance of the Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Loan shall accrue at the Default Rate calculated from the date such payment was due without regard to any grace or cure periods contained herein (it being agreed, however, that no such Default Rate interest shall be payable if Borrower shall pay the amount due within five
(5) Business Days after such amount is due). Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Indebtedness (or that portion thereof that is then due). This Section 2.2.1(ii) shall not be construed as an agreement or privilege to extend the date of the payment of the Indebtedness, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default, and Lender retains its rights under the Note to accelerate and to continue to demand payment of the Indebtedness upon the happening of any Event of Default.

         2.2.2 Method and Place of Payment.

         (a) On each Payment Date, Borrower shall pay to Lender interest accruing pursuant to the Note for the entire Interest Period immediately preceding such Payment Date.

         (b) All amounts advanced by Lender pursuant to the applicable provisions of the Loan Documents, other than the Principal Amount, together with any interest at the Default Rate or other charges as provided therein, shall be due and payable hereunder as provided in the Loan Documents. In the event any such advance is not so repaid by Borrower, Lender may, at its option, first apply any payments received under the Note to repay such advances, together with any interest thereon or other charges with respect to such advances as provided herein or in any of the other Loan Documents, and the balance, if any, shall be applied in payment of any installment of interest or principal then due and payable.

         (c) The Maturity Date Payment shall be due and payable in full on the Maturity Date.

         (d) From and after the Anticipated Repayment Date, unless the Indebtedness has been repaid in full, (i) all Excess Cash Flow shall be applied on each Payment Date as a partial prepayment of the outstanding principal Indebtedness, as set forth in Section 3.1.6(a)(ii) and (ii) Lender may draw down on any of the Collateral Letters of Credit (unless Lender defaulted in timely returning the same to Borrower in accordance with the terms hereof) and apply the same on each Payment Date as a partial prepayment of the outstanding principal Indebtedness, as set forth in Section 16.2.

         2.2.3 Late Payment Charge. If any interest or any other sums due under the Loan Documents (other than the outstanding Principal Amount) is not paid by Borrower on or prior to the date which is five (5) Business Days after such amount is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of (i) four percent (4%) of such unpaid sum or (ii) the Maximum Legal Rate (the "Late Payment Charge") in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by this Agreement, the Security Instrument and the other Loan Documents to the extent permitted by applicable law, subject to Section 13(a) of the Security Instrument and Section 8(p) of the Assignment of Leases.

         2.2.4 Usury Savings. This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of the Maximum Legal Rate, then the Default Rate shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due under the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

         2.3 Prepayments.

         2.3.1 Prepayments. No prepayments of the Indebtedness shall be permitted except as set forth in Section 4 of the Note.

         2.3.2 Prepayments After Event of Default. If, following an Event of Default, Lender shall accelerate the Indebtedness and Borrower thereafter tenders payment of all or any part of the Indebtedness, or if all or any portion of the Indebtedness is recovered by Lender after such Event of Default, (a) such payment may be made only on the next occurring Payment Date together with all unpaid interest thereon as calculated through the end of the Interest Period during which such Payment Date occurs (even if such period extends beyond such Payment Date and calculated as if such payment had not been made on such Payment
Date), and all other fees and sums payable hereunder or under the Loan Documents, including without limitation, interest that has accrued at the Default Rate and any Late Payment Charges), (b) such payment shall be deemed a voluntary prepayment by Borrower, and (c) Borrower shall pay, in addition to the Indebtedness, the Yield Maintenance Premium, if applicable, and an amount equal to, in the event the payment occurs during the Lockout Period, the Liquidated Damages Amount.

         2.3.3 Release of Property. Lender shall, upon the written request and at the expense of Borrower, upon payment in full of the Principal Amount and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note and this Agreement, release the Lien of (i) this Agreement upon the Account Collateral and (ii) the Security Instrument on the Property or assign it (together with the Note), in whole or in part, to a new lender. In such event, Borrower shall submit to Lender, not less than five (5) Business Days prior to the date Lender is being requested to execute such release or assignment, a release of lien or assignment of lien, as applicable, for such property for execution by Lender. Such release or assignment, as applicable, shall be in a form appropriate in each jurisdiction in which the Property is located and satisfactory to Lender in its reasonable discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release or assignment, as applicable. Upon payment in full of the Principal Amount and all interest on the Loan and all other outstanding Indebtedness in accordance with the terms and provisions of the Note and this Agreement, whether or not such documents are executed by Lender upon such payment in full, the Lien of the Loan Documents shall automatically terminate (except as to the Security Instrument, if so assigned) and the Loan Documents (except for the Note and the Security Instrument, if so assigned) shall be of no further force and effect and shall be terminated, Lender shall promptly return to Borrower all Cash and Cash Equivalents, Letters of Credit and other collateral being held by Lender and, upon the written request and at the expense of Borrower, Lender shall execute all other documents reasonably required to put third parties on notice thereof. If the Security Instrument is not so assigned, the original Note shall be returned to Borrower marked "paid".

         2.4 Regulatory Change; Taxes.

         2.4.1 Increased Costs. If as a result of any Regulatory Change or compliance of Lender therewith, the basis of taxation of payments to Lender or any company Controlling Lender of the principal of or interest on the Loan is changed (excluding Federal, state, foreign or local taxation of the overall net income of Lender or the company Controlling Lender) or Lender or the company Controlling Lender shall be subject to (i) any tax, duty, charge or withholding of any kind with respect to this Agreement (excluding Federal, state, foreign or local taxation of the overall net income of Lender or the company Controlling Lender); or (ii) any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities, of Lender or any company Controlling Lender is imposed, modified or deemed applicable and Lender determines that, by reason thereof, the cost to Lender or any company Controlling Lender of making, maintaining or extending the Loan to Borrower is increased, or any amount receivable by Lender or any company Controlling Lender hereunder in respect of any portion of the Loan to Borrower is reduced, in each case by an amount deemed by Lender in good faith to be material (such increases in cost and reductions in amounts receivable being herein called "Increased Costs"), then Lender shall use good faith efforts to provide prompt notice thereof to Borrower and Borrower agrees that it will pay to Lender upon Lender's written request such additional amount or amounts as will compensate Lender or any company Controlling Lender for such Increased Costs to the extent Lender reasonably determines that such Increased Costs are allocable to the Loan. If Lender requests compensation under this Section 2.4.1, Borrower may, by notice to Lender, require that Lender furnish to Borrower a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof.

         2.4.2 Special Taxes. Except to the extent required by a Governmental Authority, Borrower shall make all payments hereunder free and clear of and without deduction for Special Taxes. If Borrower shall be required by law to deduct any Special Taxes from or in respect of any sum payable hereunder or under any other Loan Document to Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.4.2) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         2.4.3 Other Taxes. In addition, Borrower agrees to pay any present or future stamp or documentary taxes or other excise or property taxes, charges, or similar levies which arise from any payment made hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents, or the Loan (hereinafter referred to as "Other Taxes").

         2.4.4 Indemnity. Borrower shall indemnify Lender for the full amount of Special Taxes and Other Taxes (including any Special Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 2.4.4) paid by Lender and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Special Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days after the date Lender makes written demand therefor.

         2.4.5 Change of Office. To the extent that changing the jurisdiction of Lender's applicable office would have the effect of minimizing Special Taxes, Other Taxes or Increased Costs, Lender shall use reasonable efforts to make such a change, provided that same would not otherwise be disadvantageous to Lender.

         2.4.6 Survival. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 2.4 shall survive the payment in full of principal and interest hereunder, and the termination of this Agreement.

         2.4.7 Limitations; Prepayment. Notwithstanding anything to the contrary contained herein, (i) the provisions of this Section 2.4 shall not apply to any Increased Costs or Special Taxes accruing after the date of the first Securitization of the Loan (or any part thereof) and (ii) in the event that Borrower would be required to pay any material cost in respect of any Increased Costs or Special Taxes pursuant to this Section 2.4, then Borrower may elect (pursuant to a Prepayment Notice delivered to Lender at any time thereafter (but prior to any Securitization described in clause (i) above) pursuant to Section 4 of the Note) to prepay the entire Principal Amount (with no obligation to pay the Liquidated Damages Amount or the Yield Maintenance Premium) in lieu of having to pay such material Increased Costs or Special Taxes (unless Lender shall incur such Increased Costs or Special Taxes prior to the date on which the Loan is so prepaid, in which event Borrower shall remain obligated to pay such Increased Costs or Special Taxes pursuant to this Section 2.4). Such prepayment shall be in accordance with the terms of Section 4 of the Note.

         2.5 Conditions Precedent to Closing. The obligation of Lender to make the Loan hereunder is subject to the fulfillment by, or on behalf of, Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date; provided, however, that unless a condition precedent shall expressly survive the Closing Date pursuant to a separate agreement, by funding the Loan, Lender shall be deemed to have waived any such conditions not theretofore fulfilled or satisfied:

         2.5.1 Representations and Warranties; Compliance with Conditions. The representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

         2.5.2 Delivery of Loan Documents; Title Policy; Reports; Leases.

         (a) Loan Documents. Lender shall have received an original copy of this Agreement, the Note and all of the other Loan Documents, in each case, duly executed (and to the extent required, acknowledged) and delivered on behalf of Borrower and any other parties thereto.

         (b) Security Instrument, Assignment of Leases. Lender shall have received evidence that original counterparts of the Security Instrument and Assignment of Leases, in proper form for recordation, have been delivered to the Title Company for recording, so as effectively to create, in the reasonable judgment of Lender, upon such recording valid and enforceable first priority Liens upon the Property, in favor of Lender (or such other trustee as may be required or desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents.

         (c) UCC Financing Statements. Lender shall have received evidence that the UCC financing statements relating to the Security Instrument and this Agreement have been delivered to the Title Company for filing in the applicable jurisdictions.

         (d) Title Insurance. Lender shall have received a Title Policy issued by the Title Company and dated as of the Closing Date, with reinsurance and direct access agreements acceptable to Lender. Such Title Policy shall (i) provide coverage in the amount of the Loan, (ii) insure Lender that the Security Instrument creates a valid, first priority Lien on the Property, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (iii) contain the endorsements and affirmative coverages set forth on Exhibit A and such additional endorsements and affirmative coverages as Lender may reasonably request, and (iv) name Lender as the insured. The Title Policy shall be assignable. Lender also shall have received evidence that all premiums in respect of such Title Policy have been paid.

         (e) Survey. Lender shall have received a current Survey for the Property, containing the survey certification substantially in the form attached hereto as Exhibit B. Such Survey shall reflect the same legal description contained in the Title Policy referred to in clause (d) above and shall include, among other things, a metes and bounds description of the real property comprising part of the Property reasonably satisfactory to Lender. The surveyor's seal shall be affixed to the Survey and the surveyor shall provide a certification for such Survey in form and substance reasonably acceptable to Lender.

         (f) Insurance. Lender shall have received valid certificates of insurance for the policies of insurance required hereunder and/or under the Existing Citibank Lease, if any, satisfactory to Lender in its sole discretion, and evidence of the payment of all insurance premiums currently due and payable for the existing policy period.

         (g) Environmental Reports. Lender shall have received an Environmental Report in respect of the Property satisfactory to Lender.

         (h) Zoning. Lender shall have received letters or other evidence with respect to the Property from the appropriate municipal authorities (or other Persons) concerning applicable zoning and building laws acceptable to Lender.

         (i) Certificate of Occupancy. Lender shall have received a copy of the valid certificate of occupancy for the Property acceptable to Lender.

         (j) Encumbrances. Borrower shall have taken or caused to be taken such actions in such a manner so that Lender has a valid and perfected first Lien as of the Closing Date on the Property, subject only to Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence thereof.

         2.5.3 Related Documents. Each additional document not specifically referenced herein, but relating to the transactions contemplated herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

         2.5.4 Delivery of Organizational Documents. On or before the Closing Date, Borrower shall deliver, or cause to be delivered, to Lender copies certified by an Officer's Certificate, of all organizational documentation related to Borrower, Guarantor, each SPE Entity and certain of its Affiliates as have been requested by Lender and/or the formation, structure, existence, good standing and/or qualification to do business of Borrower, Guarantor, each SPE Entity and such Affiliates, as Lender may request in its sole discretion, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender. Each of the organizational documents of any SPE Entity shall contain provisions having a substantive effect materially similar to that of the language set forth in Exhibit C.

         2.5.5 Opinions of Borrower's Counsel.

         (a) Lender shall have received a Non-Consolidation Opinion.

         (b) Lender shall have received the Opinion of Counsel substantially in compliance with the requirements set forth in Exhibit D or in such other form approved by Lender.

         2.5.6 Reserved.

         2.5.7 Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

         2.5.8 Payments. All payments, deposits or escrows, if any, required to be made or established by Borrower under this Agreement, the Note and the other Loan Documents on or before the Closing Date shall have been paid.

         2.5.9 Account Agreement. Lender shall have received the original of the Account Agreement executed by each of Cash Management Bank and Borrower.

         2.5.10 Citibank Estoppel and SNDA. Lender shall have received from Citibank (i) an executed tenant estoppel letter, substantially in form of Exhibit G attached hereto and (ii) an executed Citibank SNDA.

         2.5.11 Reciprocal Easement Agreement Estoppels. Lender shall have received an executed reciprocal easement agreement estoppel letter from all parties under the REAs substantially in the form of Exhibit I attached hereto.

         2.5.12 Independent Member Certificate. Lender shall have received an executed Independent Member certificate substantially in the form attached as Exhibit T from each Independent Member.

         2.5.13 Transaction Costs. Borrower shall have paid or reimbursed Lender for all title insurance premiums, recording and filing fees, costs of Environmental Reports, Physical Conditions Reports, appraisals and other reports, the reasonable fees and costs of Lender's counsel and all other third party out-of-pocket expenses incurred in connection with the origination of the Loan.

         2.5.14 Material Adverse Effect. No event or condition shall have occurred since the date of Borrower's most recent financial statements previously delivered to Lender which has or could reasonably be expected to have a Material Adverse Effect. The Operating Income and Operating Expenses of the Property, the Leases, and all other features of the transaction shall be as represented to Lender without material adverse change. Neither Borrower nor any of its constituent Persons nor Citibank nor any of its constituent Persons shall be the subject of any bankruptcy, reorganization, or insolvency proceeding.

         2.5.15 Leases and Rent Roll. Lender shall have received true, correct and complete copies of (i) the Existing Citibank Lease, including its exhibit, the Amended and Restated Lease, and (ii) all Current Occupancy Agreements (as defined in the Citibank Lease) which the Citibank Tenant has delivered to Borrower.

         2.5.16 Tax Lot. Lender shall have received evidence that the Property constitutes one (1) or more separate tax lots, which evidence shall be reasonably satisfactory in form and substance to Lender.

         2.5.17 Physical Conditions Report. Lender shall have received a Physical Conditions Report with respect to the Property, which report shall be satisfactory in form and substance to Lender.

         2.5.18 Appraisal. Lender shall have received an appraisal of the Property, which shall be satisfactory in form and substance to Lender.

         2.5.19 Further Documents. Lender or its counsel shall have received such other and further approvals, opinions, documents and information as Lender or its counsel may have reasonably requested including the Loan Documents in form and substance satisfactory to Lender and its counsel.

                              III. CASH MANAGEMENT

         3.1 Cash Management.

         3.1.1 Establishment of Accounts. Borrower hereby confirms that, simultaneously with the execution of this Agreement, pursuant to the Account Agreement, it has established with Cash Management Bank, in the name of Borrower for the benefit of Lender, as secured party, the collection account (the "Collection Account"), which has been established as an interest-bearing "deposit account" (as such term is defined in Section 9-102(a)(29) of the UCC), and the holding account (the "Holding Account"), which has been established as a "securities account" (as such term is defined in Section 8-501(a) of the UCC). Both the Collection Account and the Holding Account and each sub-account of either such account and the funds deposited therein and securities and other assets credited thereto shall serve as additional security for the Loan. Pursuant to the Account Agreement, Borrower shall irrevocably instruct and authorize Cash Management Bank to disregard any and all orders for withdrawal from the Collection Account or the Holding Account made by, or at the direction of, Borrower other than to transfer all amounts on deposit in the Collection Account in accordance with Section 4(c) of the Account Agreement. Pursuant to the Account Agreement, (A) prior to the occurrence of a Reserve Period (and thereafter so long as a Reserve Period shall no longer be continuing), Cash Management Bank on a daily basis shall transfer all collected and available funds as determined by Cash Management Bank's then current funds availability schedule received in the Collection Account either to an account designated by Borrower or to the Holding Account, as required by Section 3.1.6(a) below, and (B) from and after the occurrence and during the continuance of a Reserve Period, Cash Management Bank on a daily basis shall transfer all collected and available funds as determined by Cash Management Bank's then current funds availability schedule received in the Collection Account to the Holding Account. Borrower agrees that, prior to the payment in full of the Indebtedness, the terms and conditions of the Account Agreement shall not be amended or modified without the prior written consent of Lender (which consent Lender may grant or withhold in its sole discretion), and if a Securitization has occurred, the delivery by Borrower of a Rating Agency Confirmation. In recognition of Lender's security interest in the funds deposited into the Collection Account and the Holding Account, Borrower shall identify both the Collection Account and the Holding Account with the name of Lender, as secured party. The Collection Account shall be named as follows: "Reckson Court Square, LLC f/b/o German American Capital Corporation, as secured party Collection Account" (Account Number 323 967051). The Holding Account shall be named as follows: "Reckson Court Square, LLC f/b/o German American Capital Corporation, as secured party Holding Account" (Account Number 323 967043). Borrower confirms that it has established with Cash Management Bank the following sub-accounts of the Holding Account (each, a "Sub-Account" and, collectively, the "Sub-Accounts" and together with the Holding Account and the Collection Account, the "Collateral Accounts"), which (i) may be ledger or book entry sub-accounts and need not be actual sub-accounts, (ii) shall each be linked to the Holding Account, (iii) shall each be a "securities account" within the meaning of
Article 8 of the UCC and (iv) shall each be an Eligible Account to which certain funds shall be allocated and from which disbursements shall be made pursuant to the terms of this Agreement:

         (a) a sub-account for the retention of Account Collateral in respect of reserves for tenant improvements and leasing commissions with the account number 323 967043-1 (the "TI and Leasing Reserve Account");

         (b) a sub-account for the retention of Account Collateral in respect of any portion of the Principal Amount and unpaid interest thereon and any other amounts required to be paid by Borrower to Lender in connection therewith (collectively, "Prepayment Amounts") in connection with a voluntary prepayment of the Loan pursuant to Section 4(a) of the Note with the account number 323 967043-3 (the "Prepayment Reserve Account");

         (c) a sub-account for the retention of Account Collateral in respect of Approved Operating Expenses with the account number 323 967043-2 (the "Operating Expense Reserve Account"); and

         (d) a sub-account for the retention of Account Collateral in respect of certain Proceeds as more fully set forth in Section 6.2 with the account number 323 967043-4 (the "Proceeds Reserve Account").

         3.1.2 Pledge of Account Collateral. To secure the full and punctual payment and performance of the Obligations, Borrower hereby collaterally assigns, grants a security interest in and pledges to Lender, to the extent not prohibited by applicable law, a first priority continuing security interest in and to the following property of Borrower, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "Account Collateral"):

         (a) the Collateral Accounts and all cash, checks, drafts, securities entitlements, certificates, instruments, financial assets and other property, including, without limitation, all deposits and/or wire transfers from time to time deposited or held in, credited to or made to Collateral Accounts;

         (b) any and all amounts invested in Permitted Investments;

         (c) all interest, dividends, cash, instruments, securities entitlements and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing or purchased with funds from the Collateral Accounts; and

         (d) to the extent not covered by clauses (a), (b) or (c) above, all proceeds (as defined under the UCC) of any or all of the foregoing.

         In addition to the rights and remedies herein set forth, Lender shall have all of the rights and remedies with respect to the Account Collateral available to a secured party at law or in equity, including, without limitation, the rights of a secured party under the UCC, as if such rights and remedies were fully set forth herein.

         This Agreement shall constitute a security agreement for purposes of the Uniform Commercial Code and other applicable law.

         3.1.3 Maintenance of Collateral Accounts.

         (a) Borrower agrees that the Collection Account is and shall be maintained (i) as a "deposit account" (as such term is defined in Section 9-102(a)(29) of the UCC), (ii) in such a manner that Lender shall have control (within the meaning of Section 9-104(a)(2) of the UCC) over the Collection Account and (iii) such that, except as provided herein or in the Account Agreement, neither Borrower nor Manager shall have any right of withdrawal from the Collection Account and no Account Collateral shall be released to Borrower or Manager from the Collection Account. Without limiting Borrower's obligations under the immediately preceding sentence, Borrower shall only establish and maintain the Collection Account with a financial institution that has executed an agreement substantially in the form of the Account Agreement or in such other form acceptable to Lender in its sole discretion, with changes requested by such replacement Cash Management Bank that are reasonably acceptable to Lender (including being in accordance with the applicable requirements of the securitization market), and Lender agrees to reasonably cooperate in connection therewith (at no cost to Lender).

         (b) Borrower agrees that each of the Holding Account and the Sub-Accounts is and shall be maintained (i) as a "securities account" (as such term is defined in Section 8-501(a) of the UCC), (ii) in such a manner that Lender shall have control (within the meaning of Section 8-106(d)(2) of the UCC) over the Holding Account and any Sub-Account, (iii) such that neither Borrower nor Manager shall have any right of withdrawal from the Holding Account or the Sub-Accounts and, except as provided herein, no Account Collateral shall be released to Borrower from the Holding Account or the Sub-Accounts, (iv) in such a manner that the Cash Management Bank shall agree to treat all property credited to the Holding Account or the Sub-Accounts as "financial assets" (as such term is defined in Section 8-102(a)(9) of the UCC) and (v) such that all securities or other property underlying any financial assets credited to the Accounts shall be registered in the name of Cash Management Bank, indorsed to Cash Management Bank or in blank or credited to another securities account maintained in the name of Cash Management Bank and in no case will any financial asset credited to any of the Collateral Accounts be registered in the name of Borrower, payable to the order of Borrower or specially indorsed to Borrower except to the extent the foregoing have been specially indorsed to Cash Management Bank or in blank. Without limiting Borrower's obligations under the immediately preceding sentence, Borrower shall only establish and maintain the Holding Account with a financial institution that has executed an agreement substantially in the form of the Account Agreement or in such other form acceptable to Lender in its sole discretion, with changes requested by such replacement Cash Management Bank that are reasonably acceptable to Lender (including being in accordance with the applicable requirements of the securitization market), and Lender agrees to reasonably cooperate in connection therewith (at no cost to Lender).

         3.1.4 Eligible Accounts. The Collateral Accounts shall be Eligible Accounts. The Collateral Accounts shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other banking or governmental authority, as may now or hereafter be in effect. Income and interest accruing on the Collateral Accounts or any investments held in such accounts shall be periodically added to the principal amount of such account and shall be held, disbursed and applied in accordance with the provisions of this Agreement, the Note and the Account Agreement. Borrower shall be the beneficial owner of the Collateral Accounts for federal income tax purposes and shall report all income on the Collateral Accounts.

         3.1.5 Deposits into Sub-Accounts. On the date hereof, Borrower has deposited the following amounts into the Sub-Accounts:

         (i)      $0 into the Prepayment Reserve Account

         (ii)     $0 into the Operating Expense Reserve Account;

         (iii)    $0 into the TI and Leasing Reserve Account; and

         (iv)     $0 into the Proceeds Reserve Account.

         3.1.6 Monthly Funding of Sub-Accounts.

         (a) Provided that no Reserve Period shall have occurred and be continuing, (A) Borrower may direct Cash Management Bank to transfer from the Collection Account on each Business Day, commencing on the Closing Date, all funds on deposit in the Collection Account (other than funds relating to any Surrender Fees) and transfer the same (free of the Lien of the Loan Documents) to an account designated by Borrower and (B) Borrower shall direct Cash Management Bank to transfer from the Collection Account on any Business Day from and after the Closing Date that funds are on deposit in the Collection Account which relate to any Surrender Fees and transfer the same to the Holding Account for application in accordance with this Section 3.16. From and after the occurrence and during the continuance of a Reserve Period (and/or in the event that there are any funds on deposit in the Holding Account relating to any Surrender Fees or Prepayment Amounts), Borrower hereby irrevocably authorizes Lender to transfer (and, pursuant to the Account Agreement shall irrevocably authorize Cash Management Bank to execute any corresponding instructions of Lender), and Lender shall transfer on each Business Day (subject to the terms of
Section 3.1.10), or as soon thereafter as sufficient funds are in the Holding Account to make the applicable transfers, funds in the following amounts and in the following order of priority:

         (i) funds in an amount equal to the amount of any Prepayment Amounts paid by Borrower to Lender with respect to the next occurring Payment Date and deposit the same into the Prepayment Reserve Account;

         (ii) during any Reserve Period, funds in an amount equal to the Approved Operating Expenses for the month in which the Payment Date immediately following the date of the transfer from the Holding Account occurs, and transfer the same to the Operating Expense Reserve Account; provided, however, that to the extent that the Officer's Certificate delivered to Lender on a quarterly basis by Borrower pursuant to Article XI provides evidence reasonably satisfactory to Lender that actual Operating Expenses for such calendar quarter were either less than or greater than Approved Operating Expenses, then Lender may direct Cash Management Bank to increase or decrease the amount of the Approved Operating Expense transfer to be made for the month following the month in which such Officer's Certificate was delivered, such adjustment to be in an amount reasonably determined by Lender to appropriately reflect such difference between actual Operating Expenses and Approved Operating Expenses;

         (iii) funds in an amount equal to any Surrender Fees (as defined in the Citibank Lease), if any, and transfer the same to the TI and Leasing Reserve Account; and

         (iv) during any Reserve Period, funds in an amount equal to the balance (if any) remaining or deposited in the Holding Account after the foregoing deposits (such remainder being hereinafter referred to as "Excess Cash Flow") and provided no Event of Default shall have occurred and is then continuing, transfer any Excess Cash Flow to Lender to be applied as a partial prepayment of the outstanding principal Indebtedness in accordance with the Note.

         (b) If Lender shall reasonably determine that there will be insufficient amounts in the Holding Account to make any of the transfers pursuant to this Section 3.1.5 inclusive on the date required hereunder, Lender shall provide notice to Borrower of such insufficiency and, within five (5) Business Days after receipt of said notice and prior to the expiration of any grace period applicable to such payment, Borrower shall deposit into the Holding Account an amount equal to the shortfall of available funds in the Holding Account taking into account any funds which accumulate in the Holding Account during such five (5) day Business Day period. Notwithstanding anything to the contrary contained in this Agreement or in the other Loan Documents, Borrower shall not be deemed to be in default hereunder or thereunder in the event funds sufficient for a required transfer are held in an appropriate Sub-Account and Lender or Cash Management Bank fails to timely make any transfer from such Sub-Account as contemplated by this Agreement unless due to the negligence or willful misconduct of Borrower.

         (c) Notwithstanding anything to the contrary contained herein or in the Security Instrument, to the extent that Borrower shall fail to timely pay any mortgage recording tax, Lender shall have the right, at any time, without notice to Borrower, to withdraw from the Holding Account, an amount equal to such unpaid taxes, costs, expenses and/or other amounts and pay such amounts to the Person(s) entitled thereto.

         3.1.7 Payments from Sub-Accounts. Borrower irrevocably authorizes Lender to make and, provided no Event of Default shall have occurred and be continuing, Lender hereby agrees to make, the following payments from the Sub-Accounts to the extent of the monies on deposit therefor:

         (i) funds from the Prepayment Reserve Account to Lender sufficient to pay the Prepayment Amounts on the next occurring Payment Date, and Lender, on such Payment Date, shall apply such funds to the payment of the Prepayment Amounts payable on such Payment Date;

         (ii) during a Reserve Period, no more frequently than once a month, funds from the Operating Expense Reserve Account in an amount equal to the Approved Operating Expenses for the month in which the transfer is made, and transfer the same to Borrower's Account; and

         (iii) no more frequently than once in any calendar month, funds from the TI and Leasing Reserve Account to the Borrower's Account to pay for TI and Leasing Costs in accordance with Section 16.1.

         3.1.8 Cash Management Bank.

         (a) Lender shall have the right at Borrower's sole cost and expense to replace the Cash Management Bank with a financial institution reasonably satisfactory to Borrower in the event that (i) the Cash Management Bank fails, in any material respect, to comply with the Account Agreement, (ii) the Cash Management Bank named herein is no longer the Cash Management Bank or (iii) the Cash Management Bank is no longer an Approved Bank. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right at Borrower's sole cost and expense to replace Cash Management Bank at any time, without notice to Borrower. Borrower shall cooperate with Lender in connection with the appointment of any replacement Cash Management Bank and the execution by the Cash Management Bank and Borrower of an Account Agreement and delivery of same to Lender (with a copy to the Mezzanine Lender).

         (b) So long as no Event of Default shall have occurred and be continuing, Borrower shall have the right at its sole cost and expense to replace the Cash Management Bank with a financial institution that is an Approved Bank, provided that such financial institution and Borrower shall execute and deliver to Lender (with a copy to Mezzanine Lender) an Account Agreement substantially similar to the Account Agreement executed as of the Closing Date, with changes requested by such replacement Cash Management Bank that are reasonably acceptable to Lender (including being in accordance with the applicable requirements of the securitization market), and Lender agrees to reasonably cooperate in connection therewith (at no cost to Lender).

         3.1.9 Borrower's Account Representations, Warranties and Covenants.

         (a) Borrower represents, warrants and covenants that (i) as of the date hereof, Borrower has directed all Tenants under the Leases to mail all checks and wire all funds with respect to any payments due under such Leases directly to the Collection Account pursuant to a letter substantially in the form of Exhibit P, and (ii) Borrower shall deliver a letter substantially in the form attached hereto as Exhibit P to Tenants under all Leases entered into after the date hereof (or shall incorporate the same into such Tenant's Lease).

         (b) Borrower further represents, warrants and covenants that (i) Borrower shall cause each Manager to deposit all Rents payable to Borrower pursuant to any Management Agreement directly into the Collection Account, (ii) Borrower shall pay or cause to be paid all Rents (and not including any Security Deposits) not covered by the preceding subsection (a) within two (2) Business Days after receipt thereof by Borrower or its Affiliates directly into the Collection Account and, until so deposited, any such amounts held by Borrower or Manager shall be deemed to be Account Collateral and shall be held in trust by it for the benefit, and as the property, of Lender and shall not be commingled with any other funds or property of Borrower or Manager, (iii) there are no accounts other than the Collateral Accounts maintained by Borrower or any other Person with respect to the collection of Rents (and not including any Security Deposits), other than any accounts maintained by the Citibank Tenant and (iv) so long as the Loan shall be outstanding, neither Borrower nor any other Person (other than the Citibank Tenant) shall open any other accounts with respect to the collection of Rents, except for the Collateral Accounts.

         (c) Notwithstanding anything to the contrary contained herein, Borrower may change the name of any of the Collateral Accounts in order to reflect the fact that the Borrower initially named herein is no longer the Borrower or has changed its name (so long as such name change is not prohibited under any of the Loan Documents), provided that (i) Borrower delivers written notice thereof to Lender at least ten (10) Business Days prior to the effective date of such name change, (ii) Borrower obtains Lender's consent thereto (which consent shall not be unreasonably withheld), (iii) no Reserve Period shall have occurred and be continuing and (iv) Lender's Lien in the Account Collateral shall not be adversely affected thereby.

         3.1.10 Account Collateral and Remedies.

         (a) Upon the occurrence and during the continuance of an Event of Default, without additional notice from Lender to Borrower, (i) Lender may, in addition to and not in limitation of Lender's other rights, make any and all withdrawals from, and transfers between and among, the Collateral Accounts as Lender shall determine in its sole and absolute discretion to pay any Obligations, Operating Expenses and/or Capital Expenditures for the Property,
(ii) all Excess Cash Flow shall be retained in the Holding Account or applicable Sub-Accounts, (iii) all payments to the Mezzanine Lender pursuant to Section
3.1.6 shall immediately cease and (iv) Lender may liquidate and transfer any amounts then invested in Permitted Investments to the Collateral Accounts to which they relate or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce Lender's rights and remedies hereunder with respect to any Account Collateral or to preserve the value of the Account Collateral.

         (b) Upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Account Collateral, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower, which Borrower could or might do or which Lender may deem necessary or desirable to more fully vest in Lender the rights and remedies provided for herein and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest. Upon the occurrence and during the continuance of an Event of Default, Lender may perform or cause performance of any such agreement, and any reasonable expenses of Lender incurred in connection therewith shall be paid by Borrower as provided in Section 5.1.16.

         (c) Borrower hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Account Collateral except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower acknowledges and agrees that ten (10) days' prior written notice of the time and place of any public sale of the Account Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to Borrower within the meaning of the UCC.

         3.1.11 Transfers and Other Liens. Borrower agrees that it will not (i) sell or otherwise dispose of any of the Account Collateral or (ii) create or permit to exist any Lien upon or with respect to all or any of the Account Collateral, except for the Lien granted to Lender under this Agreement and/or any Lien of the Cash Management Bank in accordance with the Account Agreement.

         3.1.12 Reasonable Care. Beyond the exercise of reasonable care in the custody thereof, Lender shall have no duty as to any Account Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any person or otherwise with respect thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Account Collateral in its possession if the Account Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not be liable or responsible for any loss or damage to any of the Account Collateral, or for any diminution in value thereof, by reason of the act or omission of Lender, its Affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Lender's gross negligence or willful misconduct. In no event shall Lender be liable either directly or indirectly for losses or delays resulting from any event which may be the basis of an Excusable Delay, computer malfunctions, interruption of communication facilities, labor difficulties or other causes beyond Lender's reasonable control or for indirect, special or consequential damages except to the extent of Lender's gross negligence or willful misconduct. Notwithstanding the foregoing, Borrower acknowledges and agrees that (i) Lender does not have custody of the Account Collateral, (ii) Cash Management Bank has custody of the Account Collateral, (iii) the initial Cash Management Bank was chosen by Borrower and (iv) Lender has no obligation or duty to supervise Cash Management Bank or to see to the safe custody of the Account Collateral.

         3.1.13 Lender's Liability.

         (a) Lender shall be responsible for the performance only of such duties with respect to the Account Collateral as are specifically set forth in this
Section 3.1 or elsewhere in the Loan Documents, and no other duty shall be implied from any provision hereof. Lender shall not be under any obligation or duty to perform any act with respect to the Account Collateral which would cause it to incur any expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. Borrower shall indemnify and hold Lender, its employees and officers harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender in connection with the transactions contemplated hereby with respect to the Account Collateral except as such may be caused by the gross negligence or willful misconduct of Lender, its employees, officers or agents.

         (b) Lender shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it in good faith to be genuine, and, in so acting, it may be assumed that any person purporting to give any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Lender may consult with counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith.

         3.1.14 Continuing Security Interest. This Agreement shall create a continuing security interest in the Account Collateral and shall remain in full force and effect until payment in full of the then outstanding Indebtedness (or assignment or release, as applicable, in accordance with Section 2.3.3 or 9.1). Upon payment in full of the then outstanding Indebtedness (or assignment or release, as applicable, in accordance with Section 2.3.3 or 9.1), this security interest shall automatically terminate without further notice from any party and Borrower shall be entitled to the return, upon its request, of such of the Account Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and Lender shall execute such instruments and documents as may be reasonably requested by Borrower to evidence such termination and the release of the Account Collateral and to provide evidence to third parties thereof.

         IV. REPRESENTATIONS AND WARRANTIES

         4.1 Borrower Representations. Borrower represents and warrants as of the Closing Date that:

         4.1.1 Organization. Each of Borrower and Sole Member is a limited liability company and has been duly formed and is validly existing and in good standing pursuant to the laws of the State of Delaware with requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Guarantor is a limited partnership and has been duly formed and is validly existing and in good standing pursuant to the laws of the State of Delaware with requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Each of Borrower and Sole Member has duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Each of Borrower and Sole Member possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of Borrower is as set forth in Section 5.2.3. The organizational structure of Borrower is accurately depicted by the schematic diagram attached hereto as Exhibit K. Borrower shall not itself, and shall not permit any other SPE Entity to, change its name, identity, corporate structure or jurisdiction of organization unless it shall have given Lender at least thirty (30) days' prior written notice of any such change and shall have taken all steps reasonably requested by Lender to grant, perfect, protect and/or preserve the security interest granted hereunder to Lender.

         4.1.2 Proceedings. Each of Borrower and Guarantor has full power to and has taken all necessary action to authorize the execution, delivery and performance of this Agreement (in the case of Borrower only) and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents being executed by Borrower and/or Guarantor on the date hereof have been duly executed and delivered by, or on behalf of, Borrower and Guarantor, as applicable, and constitute legal, valid and binding obligations of Borrower and Guarantor, as applicable, enforceable against Borrower and Guarantor, as applicable, in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         4.1.3 No Conflicts. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower and Guarantor, as applicable, will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower or Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which Borrower or Guarantor is a party or by which any of Borrower's or Guarantor's property or assets is subject (unless consents from all applicable parties thereto have been obtained), nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority, and any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Borrower or Guarantor of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

         4.1.4 Litigation. Except as set forth on Schedule II attached hereto, there are no arbitration proceedings, governmental investigations, actions, suits or proceedings at law or in equity by or before any Governmental Authority now pending or, to Borrower's Knowledge, threatened against or affecting Borrower, Sole Member or, to Borrower's Knowledge, the Property. The actions, suits or proceedings identified on Schedule II, if determined against Borrower, Sole Member or the Property, would not materially and adversely affect the condition (financial or otherwise) or business of Borrower, Sole Member or the condition or operation of the Property.

         4.1.5 Agreements. Borrower is not a party to any agreement or instrument or subject to any restriction which is reasonably likely to materially and adversely affect Borrower or Borrower's financial condition. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or, to Borrower's Knowledge, the Property is bound. Borrower has no material financial obligation (contingent or otherwise) under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party or by which Borrower or, to Borrower's Knowledge, the Property is otherwise bound, other than (a) Permitted Encumbrances, (b) obligations incurred in the ordinary course of the acquisition, ownership, leasing, management or operation of the Property and (c) obligations under the Loan Documents.

         4.1.6 Title. Borrower has good, marketable and insurable fee simple title to the Land and the Improvements, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Borrower has good and marketable title to the remainder of the Property, free and clear of all Liens whatsoever except the Permitted Encumbrances. The Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, when filed in the appropriate offices therefor, will create (a) a valid, perfected first mortgage lien on the Land and the Improvements, subject only to Permitted Encumbrances and (b) perfected security interests in and to, and perfected collateral assignments of, to the extent the same may be perfected by the filing of a UCC financing statement, all of Borrower's right, title and interest in and to all personalty (including the Leases) which constitutes part of the Property, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. To Borrower's Knowledge, there are no claims for payment for work, labor or materials affecting the Property which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents. None of the Permitted Encumbrances will materially and adversely affect (i) the ability of Borrower to pay any of its obligations to any Person as and when due, (ii) the fair market value of the Property or (iii) the use or operation of the Property as of the Closing Date and thereafter. Borrower shall preserve its right, title and interest in and to the Property for so long as the Note remains outstanding and will warrant and defend same and the validity and priority of the Lien hereof from and against any and all claims whatsoever other than the Permitted Encumbrances.

         4.1.7 No Bankruptcy Filing. None of Borrower, Sole Member, any SPE Entity or Guarantor is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of such entity's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or against Sole Member, any SPE Entity or Guarantor.

         4.1.8 Full and Accurate Disclosure. No statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed which could reasonably be expected to have a Material Adverse Effect.

         4.1.9 All Property. The Property constitutes all of the real property, personal property, equipment and fixtures currently owned or leased by Borrower.

         4.1.10 No Plan Assets.

         (a) Borrower does not maintain an employee benefit plan as defined by
Section 3(3) of ERISA, which is subject to Title IV of ERISA, and Borrower (i) has no knowledge of any material liability which has been incurred or is expected to be incurred by Borrower which is or remains unsatisfied for any taxes or penalties with respect to any "employee benefit plan," within the meaning of Section 3(3) of ERISA, or any "plan", within the meaning of Section 4975(e)(1) of the Internal Revenue Code or any other benefit plan (other than a multiemployer plan) maintained, contributed to, or required to be contributed to by Borrower or by any entity that is under common control with Borrower within the meaning of ERISA Section 4001(a)(14) (a "Plan") or any plan that would be a Plan but for the fact that it is a multiemployer plan within the meaning of ERISA Section 3(37); and (ii) has made and shall continue to make when due all required contributions to all such Plans, if any. Each such Plan has been and will be administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Internal Revenue Code, and any other applicable federal or state law; and Borrower has not taken any action or failed to take any action that could reasonably be expected to result in the disqualification or loss of tax-exempt status of any such Plan intended to be qualified and/or tax exempt (unless the same can be cured without material liability); and

         (b) Borrower is not an employee benefit plan, as defined in Section 3(3) of ERISA, subject to Title I of ERISA, none of the assets of Borrower constitutes or will constitute plan assets of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101 and Borrower is not a governmental plan within the meaning of Section 3(32) of ERISA and transactions by or with Borrower are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Agreement.

         4.1.11 Compliance. To Borrower's Knowledge, (i) except as set forth in the PZR Report, the Property and the use thereof comply in all material respects with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes, (ii) Borrower is not in default or in violation of any order, writ, injunction, decree or demand of any Governmental Authority,
(iii) the Citibank Tenant is not in default or in violation of any order, writ, injunction, decree or demand of any Governmental Authority applicable to the Property and (iv) there has not been committed by Borrower or Citibank any act or omission affording the federal government or any other Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents.

         4.1.12 Reserved.

         4.1.13 Condemnation. To Borrower's Knowledge, no Condemnation has been commenced or is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

         4.1.14 Federal Reserve Regulations. None of the proceeds of the Loan will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U, Regulation X or Regulation T or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry "margin stock" or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U or Regulation
X. As of the Closing Date, Borrower does not own any "margin stock".

         4.1.15 Utilities and Public Access. The Property has rights of access to public ways and, to Borrower's Knowledge, is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its intended uses. To Borrower's Knowledge, all utilities necessary to the existing use of the Property are located either in the public right-of-way abutting the Property (which are connected so as to serve the Property without passing over other property) or in recorded easements serving the Property and such easements are set forth in and insured by the Title Policy. All roads necessary for the use of the Property for its current purposes have been completed and, if necessary, dedicated to public use.

         4.1.16 Not a Foreign Person. Borrower is not a foreign person within the meaning of ss. 1445(f)(3) of the Code.

         4.1.17 Separate Lots. The Property is comprised of one (1) or more contiguous parcels which constitute a separate tax lot or lots and does not constitute or include a portion of any other tax lot not a part of the Property.

         4.1.18 Assessments. To Borrower's Knowledge, there are no pending or proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments.

         4.1.19 Enforceability. The Loan Documents are not subject to any existing right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable (subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law)), and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

         4.1.20 No Prior Assignment. There are no prior sales, transfers or assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding following the funding of the Loan, other than those being terminated or assigned to Lender concurrently herewith.

         4.1.21 Insurance. The Citibank Tenant has elected to self-insure with respect to its obligations under the Existing Citibank Lease.

         4.1.22 Use of Property. To Borrower's Knowledge, the Property is used exclusively for permitted uses under the Existing Citibank Lease.

         4.1.23 Certificate of Occupancy; Licenses. To Borrower's Knowledge, all material certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy required of Borrower for the legal use, occupancy and operation of the Property as an office building (collectively, the "Licenses"), have been obtained and are in full force and effect. Borrower shall keep and maintain all Licenses necessary for the operation of the Property as an office building to the standard at which it is currently operated where the failure to do so would have a Material Adverse Effect. To Borrower's Knowledge, the use being made of the Property is in conformity in all material respects with the certificate of occupancy issued for the Property.

         4.1.24 Flood Zone. None of the Improvements on the Property are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards.

         4.1.25 Physical Condition. To Borrower's Knowledge and except as expressly disclosed in the Physical Conditions Report or Environmental Report or any violations search or any other materials provided to Lender and its counsel prior to Closing, the Property, including, without limitation, all buildings, Improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; to Borrower's Knowledge and except as disclosed in the Physical Conditions Report or Environmental Report or any violations search or any other materials provided to Lender and its counsel prior to Closing, there exists no structural or other material defects or damages in or to the Property, whether latent or otherwise, and neither Borrower nor (to Borrower's Knowledge) Citibank has received any written notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

         4.1.26 Boundaries. To Borrower's Knowledge, except as shown on the Survey, all of the Improvements lie wholly within the boundaries and building restriction lines of the Real Property, and no improvements on adjoining properties encroach upon the Real Property, and no easements or other encumbrances upon the Real Property encroach upon any of the Improvements, so as to have a material adverse effect on the value or marketability of the Real Property except those which are insured against by the Title Policy.

         4.1.27 Leases. The Property is not subject to any Leases other than the Citibank Lease. No Person has any possessory interest in the Property or right to occupy the same except under and pursuant to the provisions of the Leases and Persons claiming by, through and under Tenants under such Leases. The current Leases are in full force and effect and to Borrower's Knowledge, there are no material defaults thereunder by either party (other than as expressly disclosed to Lender or in the Tenant estoppel certificates delivered to Lender in connection with the closing of the Loan) and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute material defaults thereunder. No Rent has been paid more than one (1) month in advance of its due date, except as disclosed in the Tenant estoppel certificates delivered to Lender in connection with the closing of the Loan. There has been no prior sale, transfer or assignment, hypothecation or pledge by Borrower of any Lease or of the Rents received therein, which will be outstanding following the funding of the Loan, other than those being assigned to Lender concurrently herewith.

         4.1.28 Filing and Recording Taxes. To Borrower's Knowledge, all transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes, if any, required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Property to Borrower have been paid and the granting and recording of the Security Instrument and the UCC financing statements required to be filed in connection with the Loan. To Borrower's Knowledge, all mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Security Instrument, have been paid (or delivered to the Title Company for payment), and, upon such payment and recordation, under current Legal Requirements, the Security Instrument is enforceable against Borrower in accordance with its terms by Lender (or any subsequent holder thereof) subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law.

         4.1.29 Single Purpose Entity/Separateness.

         (a) Until the Indebtedness has been paid in full, Borrower hereby represents, warrants and covenants that Borrower and each SPE Entity is, shall be, and shall continue to be, a Single Purpose Entity.

         (b) All of the assumptions made in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, are true and correct in all respects and any assumptions made in any subsequent non-consolidation opinion delivered in connection with the Loan Documents (an "Additional Non-Consolidation Opinion"), including, but not limited to, any exhibits attached thereto, shall be true and correct in all respects. Borrower and each SPE Entity will comply with all of the assumptions made with respect to its actions after the date hereof in the Non-Consolidation Opinion. Borrower and each SPE Entity will have complied and will comply with all of the assumptions made with respect to it in any Additional Non-Consolidation Opinion. Each entity other than Borrower with respect to which an assumption shall be made in any Additional Non-Consolidation Opinion will have complied and will comply with all of the assumptions made with respect to it in any Additional Non-Consolidation Opinion in all material respects.

         4.1.30 Management. Pursuant to the Existing Citibank Lease (including, without limitation, Article 13 thereof), the Citibank Tenant is responsible for the operation, repair, replacement, maintenance and management of the Property.

         4.1.31 Illegal Activity. No portion of the Property has been or will be purchased with proceeds of any illegal activity.

         4.1.32 Reserved.

         4.1.33 Tax Filings. Borrower has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower.

         4.1.34 Solvency/Fraudulent Conveyance. Borrower (a) has not entered into the transaction contemplated by this Agreement or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) has received reasonably equivalent value in exchange for its obligations under the Loan Documents. After giving effect to the Loan, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its Debts as such Debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower).

         4.1.35 Investment Company Act. Borrower is not (a) an investment company or a company Controlled by an investment company, within the meaning of the Investment Company Act of 1940, as amended, (b) a holding company or a subsidiary company of a holding company or an affiliate of either a holding company or a subsidiary company within the mean of the Public Utility Holding Company Act of 1935, as amended or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money. 4.1.36 Labor. To Borrower's Knowledge, (i) no organized work stoppage or labor strike is pending or threatened by employees and other laborers at the Property, (ii) neither Borrower nor Citibank is involved in or threatened with any labor dispute, grievance or litigation relating to labor matters involving any employees and other laborers at the Property, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign) and/or charges of unfair labor practices or discrimination complaints, (iii) Borrower has not engaged in any unfair labor practices (within the meaning of the National Labor Relations Act or the Railway Labor Act) and
(iv) the Citibank Tenant has not engaged in any unfair labor practices (within the meaning of the National Labor Relations Act or the Railway Labor Act) at the Property.

         4.1.37 Brokers. Neither Borrower nor Lender has dealt with any broker or finder with respect to the transactions contemplated by the Loan Documents and neither party has done any acts, had any negotiations or conversations, or made any agreements or promises which will in any way create or give rise to any obligation or liability for the payment by either party of any brokerage fee, charge, commission or other compensation to any Person with respect to the transactions contemplated by the Loan Documents. Borrower and Lender shall each indemnify and hold harmless the other from and against any loss, liability, cost or expense, including any judgments, attorneys' fees, or costs of appeal, incurred by the other party and arising out of or relating to any breach or default by the indemnifying party of its representations, warranties and/or agreements set forth in this Section 4.1.37. The provisions of this Section
4.1.37 shall survive the expiration and termination of this Agreement and the payment of the Indebtedness.

         4.1.38 No Other Debt. Borrower has not borrowed or received debt financing that has not been heretofore repaid in full, other than the Permitted Debt.

         4.1.39 Taxpayer Identification Number. Borrower's Federal taxpayer identification number is 20-2766403.

         4.1.40 Compliance with Anti-Terrorism, Embargo and Anti-Money Laundering Laws. (i) None of Borrower, Sole Member or Guarantor currently is identified on the OFAC List or otherwise qualifies as a Prohibited Person, (ii) Borrower has implemented procedures to ensure that no Person who now or hereafter owns any equity interest in Borrower or Guarantor (unless Guarantor itself is a U.S. Publicly-Traded Entity or a Public Reporting Entity) is a Prohibited Person or Controlled by a Prohibited Person (provided that this clause (ii) shall not apply to any Person to the extent that such Person's interest in Borrower or Guarantor is through a U.S. Publicly-Traded Entity or a Public Reporting Entity), and (iii) neither Borrower, Sole Member nor Guarantor is in violation of any Legal Requirements relating to anti-money laundering or anti-terrorism, including, without limitation, Legal Requirements related to transacting business with Prohibited Persons or the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, U.S. Public Law 107-56, and the related regulations issued thereunder, including temporary regulations, all as amended from time to time. To Borrower's Knowledge, no tenant or subtenant at the Property currently is identified on the OFAC List or otherwise qualifies as a Prohibited Person, and no tenant or subtenant at the Property is owned or Controlled by a Prohibited Person.

         4.1.41 Leases and REAs. Borrower represents that it has heretofore delivered to Lender true and complete copies of the Existing Citibank Lease (and its exhibit, the Amended and Restated Lease) and all REAs, and any and all amendments or modifications thereof, and that Borrower has provided copies of all Current Occupancy Agreements (as defined in the Citibank Lease) provided to Borrower by Citibank under Article 7 of the Citibank Lease. To Borrower's Knowledge, Borrower and its predecessors have complied with and performed all of its or their material construction, improvement and alteration obligations, if any, with respect to the Property required to be performed as of the date hereof and any other obligations under the other REAs or the Citibank Lease that are required to be performed as of the date hereof have either been complied with or the failure to comply with the same does not and could not reasonably be expected to have a Material Adverse Effect.

         4.1.42 REAs. The REAs are in full force and effect and neither Borrower nor, to Borrower's Knowledge, any other party to the REAs, is in default thereunder, and to the best of Borrower's Knowledge, there are no conditions which, with the passage of time or the giving of notice, or both, would constitute a default thereunder. The REAs have not been modified, amended or supplemented except as set forth on Schedule I.

         4.2 Survival of Representations. Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents shall be deemed given and made as of the date of the funding of the Loan and survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower or Guarantor unless a longer survival period is expressly stated in a Loan Document with respect to a specific representation or warranty, in which case, for such longer period. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

                             V. BORROWER COVENANTS

         5.1 Affirmative Covenants. From the Closing Date and until payment and performance in full of all obligations of Borrower under the Loan Documents, Borrower hereby covenants and agrees with Lender that:

         5.1.1 Performance by Borrower. Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower, as applicable, without the prior written consent of Lender.

         5.1.2 Existence; Compliance with Legal Requirements; Insurance. Subject to Borrower's and Citibank's right to contest pursuant to Section 7.3 and subject to Section 8.03 of the Citibank Lease, Borrower shall at all times comply and cause the Property to be in compliance with all Legal Requirements applicable to Borrower, any SPE Entity and/or the Property and the uses by Borrower permitted upon the Property. Borrower shall do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises necessary to comply with all Legal Requirements applicable to it and the Property. Borrower shall not, and shall not knowingly permit, any other Person in occupancy of or involved with the operation or use of the Property to commit, any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, knowingly permit or suffer to exist any act or omission affording such right of forfeiture. Borrower shall at all times maintain, preserve and protect all franchises and trade names not owned by Tenants and reasonably preserve all the remainder of its property used in the conduct of its business and shall keep the Property in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully set forth in the Security Instrument. Borrower shall keep the Property insured at all times to such extent and against such risks, and maintain liability and such other insurance, as is more fully set forth in this Agreement (it being agreed that the Citibank Tenant's maintenance of self-insurance with respect to the Property in accordance with Section 9.08 of the Citibank Lease shall not be deemed to be a breach of this Section).

         5.1.3 Litigation. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened in writing against Borrower which, if determined adversely to Borrower, would have a Material Adverse Effect.

         5.1.4 Single Purpose Entity.

         (a) Each of Borrower and each SPE Entity has been since the date of its formation and shall remain a Single Purpose Entity, except that Borrower and Lender hereby acknowledge that from the date of Borrower's formation, April 29, 2005, until August 3, 2005, (1) Borrower's limited liability company operating agreement did not include the Separateness Criteria (as defined in the Non-Consolidation Agreement), (2) Borrower did not have a managing member that was a Single Purpose Entity or any Independent Members, (3) Borrower had no bank accounts, (4) since Borrower acquired the Property on May 12, 2005, the Citibank Tenant has remitted its monthly rent payments to Guarantor rather than to Borrower, (5) Borrower previously guaranteed the obligations of Guarantor, (6) Borrower did not maintain separate stationery, invoices or checks and (7) Borrower's limited liability company operating agreement did not limit Borrower's purposes.

         (b) Each of Borrower and each SPE Entity shall continue to maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. None of the funds of Borrower or any SPE Entity will be diverted to any other Person or for other than business uses of Borrower or any SPE Entity, as applicable, but the foregoing shall not affect Borrower's right to make distributions.

         (c) To the extent that Borrower or any SPE Entity shares the same officers or other employees as any of Borrower, any SPE Entity or their Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

         (d) To the extent that Borrower or any SPE Entity jointly contracts with any of Borrower, any SPE Entity or either of their Affiliates, as applicable, to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that either Borrower or any SPE Entity contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between (or among) Borrower or each SPE Entity and any of their respective Affiliates shall be conducted on substantially the same terms (or on more favorable terms for Borrower or any SPE Entity, as applicable) as would be conducted with third parties.

         (e) In addition, Borrower and each SPE Entity shall each: (i) maintain its assets in such a manner that it is not more costly or difficult to segregate, identify or ascertain such assets; (ii) in the event that Borrower or such SPE Entity shall have a board of directors or more than one shareholder, partner or member (other than any Independent Member), hold regular meetings of its board of directors, shareholders, partners or members, as the case may be; and (iii) transact all business with its Affiliates on an arm's-length basis and pursuant to enforceable agreements.

         5.1.5 Consents. If Borrower or any SPE Entity is a corporation, the board of directors of such Person may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including the Independent Directors, shall have participated in such vote. If Borrower or any SPE Entity is a limited liability company, (a) if such Person is managed by a board of managers, the board of managers of such Person may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of managers unless all of the managers, including the Independent Managers, shall have participated in such vote, or (b) if such Person is not managed by a board of managers, the members of such Person may not take any action requiring the affirmative vote of 100% of the members of such Person unless all of the members, including the Independent Members, shall have participated in such vote. An affirmative vote of 100% of the directors, board of managers or members, as applicable, of Borrower and any SPE Entity shall be required to (i) file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings or to authorize Borrower or any SPE Entity to do so or (ii) file an involuntary bankruptcy petition against any Affiliate, Manager, or any Affiliate of Manager. Furthermore, Borrower's and each SPE Entity's formation documents shall expressly state that, except as may be permitted under the Loan Documents (including Article VIII of this Agreement), unless Lender consents otherwise, for so long as the Loan is outstanding or otherwise satisfied, released or assigned in accordance with Section 2.3.3 or 9.1, as applicable (or such entity has transferred its interest in the Property to a new Borrower in accordance with Article VIII), neither Borrower nor any SPE Entity shall be permitted to
(A) dissolve, liquidate, consolidate, merge or sell all or substantially all of Borrower's or any SPE Entity's assets other than in connection with the repayment of the Loan or (B) engage in any other business activity and such entity's organizational documents shall not be modified so as to change, modify or delete the restrictions set forth in clauses (A) and (B) above.

         5.1.6 Access to Property. Subject to the rights and limitations set forth in the Citibank Lease and to the rights of Tenants under other Leases, Borrower shall permit agents, representatives and employees of Lender and the Rating Agencies to inspect the Property or any part thereof during normal business hours on Business Days upon reasonable advance notice.

         5.1.7 Notice of Default. Borrower shall promptly advise Lender (a) of any event or condition that has or is likely to have a Material Adverse Effect and (b) of the occurrence of any Default or Event of Default of which Borrower has knowledge.

         5.1.8 Cooperate in Legal Proceedings. Borrower shall cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which would reasonably be expected to affect in any material adverse way the rights of Lender hereunder or under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings which may have a Material Adverse Effect.

         5.1.9 Perform Loan Documents. Borrower shall observe, perform and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required, under the Loan Documents executed and delivered by, or applicable to, Borrower.


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

         5.1.10 Insurance.

         (a) Subject to the terms of Article VI, Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Proceeds lawfully or equitably payable in connection with the Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements) out of such Proceeds.

         (b) Borrower shall comply with all Insurance Requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Property or cause or permit any condition to exist thereon which would be prohibited by any Insurance Requirement (subject to the Citibank Tenant's rights under the Citibank Lease), or would invalidate insurance coverage required hereunder to be maintained by Borrower on or with respect to any part of the Property pursuant to Section 6.1; provided, however, in no event shall the mere use of the Property by the Citibank Tenant for customary and ordinary office purposes or for any retail or other use of the Property as of the date of the Existing Citibank Lease, as opposed to the manner of such use, constitute a breach of this Section 5.1.10(b).

         5.1.11 Further Assurances; Separate Notes.

         (a) Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created or now or hereafter intended to be created under this Agreement and the other Loan Documents and any security interest created or purported to be created thereunder, to protect and further the validity, priority and enforceability of this Agreement and the other Loan Documents, to subject to the Loan Documents any property of Borrower intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents, or otherwise carry out the purposes of the Loan Documents and the transactions contemplated thereunder (including, without limitation, the execution and delivery by Borrower, from time to time, of such further instruments (including, without limitation, delivery of any financing statements under the UCC) as may be reasonably requested by Lender to confirm the Lien of the Security Instrument on any Building Equipment, Operating Asset or any Intangible). Borrower agrees that it shall, upon request, reasonably cooperate with Lender in connection with any request by Lender to sever the Note into two (2) or more separate substitute notes in an aggregate principal amount equal to the Principal Amount and to reapportion the Loan among such separate substitute notes, including, without limitation, by executing and delivering to Lender new substitute notes to replace the Note, amendments to or replacements of existing Loan Documents to reflect such severance and/or Opinions of Counsel with respect to such severed notes, substitute notes, amendments and/or replacements, provided that Borrower shall bear no costs or expenses in connection therewith (other than administrative costs and expenses of Borrower). Any such substitute notes may have varying principal amounts and economic terms, provided, however, that (i) the maturity date and anticipated repayment date of any such substitute note shall be the same as the scheduled Maturity Date and scheduled Anticipated Repayment Date of the Note immediately prior to the issuance of such substitute notes, (ii) the substitute notes shall provide for amortization of the Principal Amount on a weighted average basis over a period not less than the amortization period provided under the Note, if any, immediately prior to the issuance of such substitute notes, (iii) the weighted average Applicable Interest Rate for the term of the substitute notes shall not exceed the Applicable Interest Rate under the Note immediately prior to the issuance of such substitute notes, (iv) the economics of the Loan (or severed portions thereof), taken as a whole, shall not change in a manner which is adverse to Borrower and (v) the entering into of such substitute notes shall not materially adversely affect Borrower's (or any of its Affiliates') tax, REIT or ERISA treatment. Upon the occurrence and during the continuance of an Event of Default, Lender may apply payment of all sums due under such substitute notes in such order and priority as Lender shall elect in its sole and absolute discretion.

         (b) In addition, Borrower shall, at Borrower's sole cost and expense:

         (i) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require; and

         (ii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the carrying out of the terms and conditions of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

         5.1.12 Mortgage Taxes. Borrower shall pay all present and future stamp or documentary and other taxes, charges, filing, registration and recording fees (including mortgage recording tax) and similar levies payable with respect to the Note or the Liens created or secured by the Loan Documents. Nothing contained in this Agreement shall be construed to require Borrower to pay any tax, assessment, levy or charge imposed on (i) any Tenant occupying any portion of the Property, (ii) any third party manager of the Property, including any Manager or (iii) Lender in the nature of a capital levy, income, franchise, estate, inheritance, succession, excise, gains, income or net revenue or similar tax or any transfer tax imposed on Lender in connection with an assignment of the Loan pursuant to Article XV. Lender shall give Borrower prompt notice of any demand on Lender by any Governmental Authority for payment thereof.

         5.1.13 Operation. If the Existing Citibank Lease is no longer in effect, then Borrower shall, and shall cause Manager to, (i) promptly perform and/or observe in all material respects all of the covenants and agreements required to be performed and observed by it under any Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder, (ii) promptly notify Lender of any "event of default" under any Management Agreement of which it is aware, and (iii) enforce in a commercially reasonable manner the performance and observance of all of the covenants and agreements required to be performed and/or observed by the Manager under any Management Agreement in all material respects.

         5.1.14 Business and Operations. Borrower shall continue to engage in the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Property. Borrower shall qualify to do business and shall remain in good standing under the laws of the State in which the Property is located and as and to the extent required for the ownership, maintenance, management and operation of the Property.

         5.1.15 Title to the Property. Borrower shall warrant and defend (a) its title to the Property and every part thereof, subject only to Liens permitted hereunder (including Permitted Encumbrances) and (b) the validity and priority of the Liens of the Security Instrument, the Assignment of Leases and this Agreement on the Property, subject only to Liens permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in the Property, other than as permitted hereunder, is claimed by another Person.

         5.1.16 Costs of Enforcement. In the event (a) that this Agreement or the Security Instrument is foreclosed upon in whole or in part or that this Agreement or the Security Instrument is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any security agreement prior to or subsequent to this Agreement in which proceeding Lender is made a party, or a mortgage prior to or subsequent to the Security Instrument in which proceeding Lender is made a party, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees and costs, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

         5.1.17 Estoppel Statement.

         (a) Borrower shall, from time to time, upon thirty (30) days' prior written request from Lender, execute, acknowledge and deliver to Lender an Officer's Certificate stating that this Agreement and the other Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that this Agreement and the other Loan Documents are in full force and effect as modified and setting forth such modifications), stating the last day to which interest has been paid and the outstanding principal amount of the Note and containing such other information with respect to Borrower, the Property and the Loan as Lender shall reasonably request. Such Officer's Certificate shall also state, to the signing party's knowledge, either that no Default exists hereunder or, if any Default shall exist hereunder, specify such Default and the steps being taken to cure such Default.

         (b) Borrower shall use commercially reasonable efforts (but in no event shall Borrower be required to incur any liability or out-of-pocket expense, waive any rights or modify any agreement in order to obtain the same, nor shall Borrower be required to send any notice of default or bring any action to cause the same to occur) to deliver to Lender, within fifteen (15) Business Days of Lender's request (which shall not be made more frequently than three (3) times in any Fiscal Year) (i) during the term of the Citibank Lease, an estoppel certificate from the Citibank Tenant as required under Article 30 of the Citibank Lease and (ii) tenant estoppel certificates from each other Tenant leasing space at the Property from time to time in substantially the form of Exhibit F attached hereto.

         (c) Provided no Event of Default has occurred and is continuing, Lender shall, from time to time, upon thirty (30) days' prior written request from Borrower, execute, acknowledge and deliver to Borrower a certificate of an authorized officer of Lender stating that this Agreement and the other Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that this Agreement and the other Loan Documents are in full force and effect as modified and setting forth such modifications), stating the amount of accrued and unpaid interest and the outstanding principal amount of the Note and containing such other information with respect to the Loan Documents as Borrower shall reasonably request.

         5.1.18 Loan Proceeds. Borrower shall use the proceeds of the Loan received by it on the Closing Date only for the purposes set forth in Section 2.1.4.

         5.1.19 No Joint Assessment. Borrower shall not suffer, permit or initiate the joint assessment of the Property (a) with any other real property constituting a tax lot separate from the Property and (b) which constitutes real property with any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such real property portion of the Property.

         5.1.20 No Further Encumbrances. Borrower shall do, or cause to be done, all things necessary to keep and protect the Property and all portions thereof unencumbered from any Liens, easements or agreements granting rights in or restricting the use or development of the Property, except for (a) Permitted Encumbrances and (b) Liens permitted pursuant to the Loan Documents.

         5.1.21 Reserved.

         5.1.22 Leases and REAs. Borrower shall promptly after receipt thereof deliver to Lender a copy of any notice received with respect to the REAs and the Leases claiming that Borrower is in default in the performance or observance of any of the material terms, covenants or conditions of any of the REAs or the Leases.

         5.2 Negative Covenants.

         From the Closing Date until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of this Agreement or the Security Instrument in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

         5.2.1 Incur Debt. Incur, create or assume any Debt other than Permitted Debt or Transfer (directly or indirectly) or lease all or any part of the Property or any interest therein, except as permitted in the Loan Documents;

         5.2.2 Encumbrances. Other than in connection with the Mezzanine Loan, incur, create or assume or permit the incurrence, creation or assumption of any Debt secured by an interest in Borrower, Mezzanine Borrower or any SPE Entity and shall not directly or indirectly Transfer or permit the direct or indirect Transfer of any interest in Borrower, Mezzanine Borrower or any SPE Entity except as permitted pursuant to Article VIII;

         5.2.3 Engage in Different Business. Engage, directly or indirectly, in any business other than that of entering into this Agreement and the other Loan Documents to which Borrower is a party and the use, ownership, management, leasing, renovation, financing, development, operation and maintenance of the Property and activities related thereto (collectively, the "Borrower's Business Purposes");

         5.2.4 Make Advances. Make advances or make loans to any Person, or hold any investments, except as expressly permitted pursuant to the terms of this Agreement or any other Loan Document (it being acknowledged that the provision of funds to a Tenant for the purpose of funding such Tenant's improvements, moving expenses, furnishings or installations or certain of its costs incurred in connection with such Tenant's leasing of space at the Property does not contradict this Section 5.2.4, notwithstanding that such Tenant's Lease (or related documentation) requires repayment of such funding);

         5.2.5 Partition. Partition the Property;

         5.2.6 Commingle. Commingle its assets with the assets of any of its Affiliates;

         5.2.7 Guarantee Obligations. Guarantee any obligations of any Person;

         5.2.8 Transfer Assets. Transfer any asset other than in the ordinary course of business or directly or indirectly Transfer any interest in the Property except as may be permitted hereby or in the other Loan Documents;

         5.2.9 Amend Organizational Documents. Amend or modify any of its organizational documents without Lender's consent, other than in connection with any direct or indirect Transfer permitted pursuant to Article VIII or to reflect any change in capital accounts, contributions, distributions, allocations or other provisions that do not and could not reasonably be expected to have a Material Adverse Effect and provided that Borrower and each SPE Entity each remain a Single Purpose Entity;

         5.2.10 Dissolve. Dissolve, wind-up, terminate, liquidate, merge with or consolidate into another Person, except as expressly permitted pursuant to this Agreement;

         5.2.11 Bankruptcy. (i) File a bankruptcy or insolvency petition or otherwise institute insolvency proceedings, (ii) dissolve, liquidate, consolidate, merge or (except as permitted under Article VIII) sell all or substantially all of Borrower's assets other than in connection with the repayment of the Loan, (iii) engage in any other business activity or (iv) file or solicit the filing of an involuntary bankruptcy petition against Borrower, Manager or any Affiliate of Borrower or Manager, without obtaining the prior consent of all of the members of Borrower, including, without limitation, the Independent Members;

         5.2.12 ERISA. Engage in any activity that would subject it to regulation under ERISA or qualify it as an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) to which ERISA applies and Borrower's assets do not and will not constitute plan assets within the meaning of 29 C.F.R.
Section 2510.3-101;

         5.2.13 Distributions. From and after the occurrence and during the continuance of an Event of Default, make any distributions to or for the benefit of any of its partners or members or its or their Affiliates;

         5.2.14 Manager. This Section 5.2.14 shall only apply after the Existing Citibank Lease is no longer in effect.

         (a) Borrower shall not, without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed (provided, if a Securitization shall have occurred, Borrower obtains a Rating Agency Confirmation with respect to such action): (i) materially modify, change, supplement, alter or amend any Management Agreement or waive or release any of its right and remedies under any Management Agreement that would have a Material Adverse Effect or (ii) replace any Manager with a Person other than a Qualified Manager;

         (b) Borrower shall notify Lender in writing (and shall deliver a copy of the proposed management agreement) of any entity proposed to be designated as a Qualified Manager of the Property not less than twenty (20) days before such Qualified Manager, begins to manage the Property;

         (c) If (a) an Event of Default has occurred and is continuing or (b) any Manager shall become insolvent, Borrower shall, at the request of Lender, terminate the applicable Management Agreement and replace such Manager with a Qualified Manager in accordance with this Section 5.2.14 and shall deliver an acceptable Non-Consolidation Opinion covering such replacement Manager if such Person (i) is not covered by the Non-Consolidation Opinion or an Additional Non-Consolidation Opinion, and (ii) is an Affiliate of Borrower; and

         (d) Upon the retention of a Qualified Manager, Lender, and if a Securitization shall have occurred, the Rating Agencies, shall have the right to approve any new management agreement with such Qualified Manager (which approval by Lender shall not be unreasonably withheld or delayed). In the event that the Qualified Manager is RANY Management Group, Inc., a Delaware corporation, or any Person directly or indirectly Controlled by Sponsor, then Lender hereby approves the form of management agreement attached hereto as Exhibit J.

         5.2.15 Citibank Lease. Without the prior consent of Lender, send the Citibank Tenant written notice of its election to end the term of the Citibank Lease pursuant to the Citibank Lease.

         5.2.16 Modify REAs. Without the prior consent of Lender, which shall not be unreasonably withheld, delayed or conditioned, Borrower shall not execute modifications to the REAs;

         5.2.17 Modify Account Agreement. Without the prior consent of Lender, which shall not be unreasonably withheld, delayed or conditioned (and if a Securitization shall have occurred, a Rating Agency Confirmation obtained by Borrower), Borrower shall not execute any modification to the Account Agreement;


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

         5.2.18 Zoning Reclassification. Subject to the rights of the Citibank Tenant under the Citibank Lease, without the prior written consent of Lender,
(a) initiate or consent to any zoning reclassification of any portion of the Property, (b) seek any variance under any existing zoning ordinance that could result in the use of the Property becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, or (c) allow any portion of the Property to be used in any manner that could result in the use of the Property becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation;

         5.2.19 Change of Principal Place of Business. To the extent the same would affect the effect, perfection and priority of the security interest of Lender hereunder in the Account Collateral at any time, change its principal place of business and chief executive office set forth on the first page of this Agreement without first giving Lender thirty (30) days' prior written notice (but in any event, within the period required pursuant to the UCC) and there shall have been taken such action, reasonably satisfactory to Lender, as may be necessary to maintain fully the effect, perfection and priority of the security interest of Lender hereunder in the Account Collateral at all times;

         5.2.20 Debt Cancellation. Cancel or otherwise forgive or release any material claim or debt owed to it by any Person, except for adequate consideration or in the ordinary course of its business and except for termination of a Lease as permitted by Section 8.8;

         5.2.21 Misapplication of Funds. Distribute any revenue from the Property or any Proceeds in violation of the provisions of this Agreement, fail to remit amounts to the Collection Account or Holding Account, as applicable, as required by Section 3.1, misappropriate any security deposit or portion thereof or apply the proceeds of the Loan in violation of Section 2.1.4; or

         5.2.22 Single Purpose Entity. Fail to be a Single Purpose Entity or take or suffer any action or inaction the result of which would be to cause it or any SPE Entity to cease to be a Single Purpose Entity.

               VI. INSURANCE; CASUALTY; CONDEMNATION; RESTORATION

         6.1 Insurance Coverage Requirements. Borrower shall, at its sole cost and expense, keep or cause to be kept in full force and effect insurance coverage of the types and minimum limits as follows (and to the extent the Citibank Lease requires insurance coverage exceeding the minimum requirements set forth herein, in accordance with such specific Citibank Lease requirement) during the term of this Agreement; provided that for so long as the Existing Citibank Lease is in effect, (i) the insurance coverages required in the Existing Citibank Lease as of the date hereof shall be deemed to satisfy the requirements of Section 6.1.11, (ii) the insuring of the Property by the Citibank Tenant pursuant to the Existing Citibank Lease (or, if the Citibank Tenant is in default of its obligations to insure the Property under the Existing Citibank Lease, by Borrower in lieu thereof; provided, however, that in such instance Borrower shall nevertheless still be required to provide any certificates of insurance and other deliverables required to be delivered to Lender pursuant to this Section 6.1) shall be deemed to satisfy any obligation of Borrower to insure the Property pursuant to Section 6.1.11, (iii) for so long as (x) the Citibank Tenant (or, if the Citibank Tenant is in default of its obligations to insure the Property under the Existing Citibank Lease, Borrower in lieu thereof; provided, however, that in such instance Borrower shall nevertheless still be required to provide any certificates of insurance and other deliverables required to be delivered to Lender pursuant to this Section 6.1) is insuring the Property in accordance with the requirements of the Existing Citibank Lease, (y) the Citibank Tenant has elected to self insure (Borrower and Lender acknowledging that such election is currently in effect) and the Rating Threshold (as defined in the Existing Citibank Lease) is satisfied or (z) the Citibank Tenant has elected to self insure and the Rating Threshold is not satisfied, but a period of not more than thirty (30) days has passed since the Rating Threshold ceases to be satisfied (it being agreed that the passing of such thirty (30) day period shall not be deemed to extend the thirty (30) day period set forth in Section 17.1(a)(iii)(A) hereof), then Borrower shall not be required to comply with any of its obligations under Section 6.1.1 through
6.1.14 below (except for those obligations set forth in the second sentence of Section 6.1.10 and in Section 6.1.12) and (iv) Lender shall not exercise any of its rights under the second to last sentence of Section 6.1.11 unless an Event of Default shall have occurred and be continuing or the Citibank Tenant shall have exercised the Insurance Election (as defined in the Existing Citibank Lease):

         6.1.1 Property Insurance. Insurance against loss customarily included under so called "All Risk" policies including flood (subject to reasonable sublimits), earthquake (subject to reasonable sublimits), vandalism, and malicious mischief and such other insurable hazards as, under good insurance practices, from time to time are insured against for other property and buildings similar to the Improvements and Building Equipment in nature, use, location, height, and type of construction. Such insurance policy shall also insure the additional expense of demolition and if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses, provide coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements and containing an "Ordinance or Law Coverage" or "Enforcement" endorsement. The amount of such "All Risk" insurance shall be not less than one hundred percent (100%) of the replacement cost value of the Improvements and the Building Equipment. Each such insurance policy shall contain an agreed amount (coinsurance waiver) and replacement cost value endorsement and shall cover, without limitation, all tenant improvements and betterments which Borrower is required to insure in accordance with any Lease. Lender shall be named "Loss Payee" on a "Standard Mortgagee Endorsement" and be provided not less than (i) ten (10) days' advance notice of change in coverage, cancellation or non-renewal as a result of the failure to pay the premium thereunder or (ii) thirty (30) days' advance notice of change in coverage, cancellation or non-renewal in all other instances.

         6.1.2 Liability Insurance. "Commercial General Liability" insurance; "Owned" (if any), "Hired" and "Non-Owned Auto Liability"; and "Umbrella Liability" coverage for "Personal Injury", "Bodily Injury", "Death and Property Damage", providing in combination no less than $30,000,000 ($50,000,000 during construction) per occurrence and in the annual aggregate, per location (except during construction). In the event that aggregate limits do not apply on a "per location" basis, then the umbrella limit shall be increased from $30,000,000 to $40,000,000. The policies described in this paragraph shall cover, without limitation: elevators, escalators, independent contractors, "Contractual Liability" (covering, to the maximum extent permitted by law, Borrower's obligation to indemnify Lender as required under this Agreement and "Products and Completed Operations Liability" coverage). All liability insurance shall name Lender as "Additional Insured" either on a specific endorsement or under a blanket endorsement satisfactory to Lender.

         6.1.3 Workers' Compensation Insurance. Workers compensation and disability insurance as required by law.

         6.1.4 Commercial Rents Insurance. "Commercial rents" insurance in an amount equal to eighteen (18) months actual rental loss plus a twelve (12) month extended period of indemnity endorsement and with a limit of liability sufficient to avoid any co-insurance penalty and to provide Proceeds which will cover the actual loss of profits and rents sustained during the period of at least eighteen (18) months following the date of casualty. Such policies of insurance shall be subject only to exclusions that are acceptable to Lender and, if the Loan is the subject of a Securitization, the Rating Agencies; provided, however, that such exclusions are reasonably consistent with those required for loans similar to the Loan provided herein. Such insurance shall be deemed to include "loss of rental value" insurance where applicable. The term "rental value" means the sum of (A) the total then ascertainable Rents payable under the Leases and (B) the total ascertainable amount of all other amounts to be received by Borrower from third parties which are the legal obligation of Tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy of that portion of such Property then not being occupied.

         6.1.5 Builder's All-Risk Insurance. During any period of repair or restoration, builder's "All-Risk" insurance in an amount equal to not less than the full insurable value of the Property against such risks (including so called "All Risk" perils coverage and collapse of the Improvements to agreed limits as Lender may request, in form and substance acceptable to Lender).

         6.1.6 Boiler and Machinery Insurance. Comprehensive boiler and machinery insurance (without exclusion for explosion) covering all mechanical and electrical equipment against physical damage, rent loss and improvements loss and covering, without limitation, all tenant improvements and betterments that Borrower is required to insure pursuant to any Lease on a replacement cost basis. The minimum amount of limits to be provided shall be $10,000,000 per accident.

         6.1.7 Flood Insurance. If any portion of the Improvements is located within an area designated as "flood prone" or a "special flood hazard area" (as defined under the regulations adopted under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), flood insurance shall be provided, in an amount not less than the maximum limit of coverage available under the Federal Flood Insurance plan with respect to the Property. Lender reserves the right to require flood insurance in excess of that available under the Federal Flood Insurance plan.

         6.1.8 Other Insurance. To the extent generally carried by owners of Comparable Buildings (as defined in the Citibank Lease), at Lender's reasonable request, such other insurance (not including terrorism insurance which is covered by Section 6.1.14) with respect to the Property against loss or damage of the kinds from time to time customarily insured against and in such amounts as are generally required by institutional lenders on loans of similar amounts and secured by properties comparable to, and in the general vicinity of, the Property.

         6.1.9 Ratings of Insurers. Borrower shall maintain the insurance coverage described in Section 6.1.1 through Section 6.1.8 above, in all cases, with one or more insurers having a claims-paying-ability and financial strength ratings by S&P of not less than "BBB" and its equivalent by the other Rating Agencies (provided that the primary provider of insurance and at least 75% of all insurers shall have a financial strength rating by S&P of not less than "A-") or otherwise acceptable to Lender in its sole discretion. All insurers providing insurance required by this Agreement shall be authorized to issue insurance in the State.

         6.1.10 Form of Insurance Policies; Endorsements. All insurance policies shall be in such form and with such endorsements as are reasonably satisfactory to Lender (and Lender shall have the right to approve all loss payees thereunder). A certificate of insurance with respect to all of the above-mentioned insurance policies has been delivered to Lender and, during the period from and after the date hereof and up to the date of the expiration or earlier termination of the Existing Citibank Lease, Borrower shall make available all certificates of insurance or copies of such policies as are provided to it pursuant to the Existing Citibank Lease, if any. From and after the expiration or earlier termination of the Existing Citibank Lease, Borrower shall make all originals or certified copies of all such policies available for Lender's review in New York City when the same are normally and customarily available following the date of such expiration or termination. All policies (other than a policy which solely relates to worker's compensation) shall name Lender as an additional insured, shall provide that all Proceeds (except with respect to Proceeds of general liability and workers' compensation insurance) be payable to Lender as and to the extent set forth in Section 6.2, and shall contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by Lender notwithstanding the negligent or willful acts or omissions of Borrower; (ii) a waiver of subrogation endorsement in favor of Lender; (iii) an endorsement providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Borrower, Lender or any other named insured, additional insured or loss payee, except for the willful misconduct of Lender knowingly in violation of the conditions of such policy; (iv) a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of properties with a standard of operation and maintenance comparable to and in the general vicinity of the Property, but in no event in excess of an amount reasonably acceptable to Lender; provided, however, that any such deductible which does not exceed $50,000 shall automatically be deemed to be acceptable to Lender; and (v) a provision that such policies shall not be canceled, terminated or expire without at least thirty (30) days' prior written notice to Lender, in each instance (provided that in the event any such cancellation, termination or expiration is due to the failure to pay the premium under such policies, then Lender shall only be entitled to ten (10) days' prior written notice thereof). Each insurance policy shall contain a provision whereby the insurer (1) waives any right to claim any premiums and commissions against Lender, provided that the policy need not waive the requirement that the premium be paid in order for a claim to be paid to the insured and (2) provides that (except in the case of any blanket insurance policy maintained by Borrower pursuant to Section 6.1.13) Lender at its option, shall be permitted to make payments to effect the continuation of such policy upon notice of cancellation due to non-payment of premiums. In the event any insurance policy (except for general public and other liability and workers


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

compensation insurance) shall contain breach of warranty provisions, such policy shall provide that with respect to the interest of Lender, such insurance policy shall not be invalidated by and shall insure Lender regardless of (A) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured, (B) the occupancy or use of the Property for purposes more hazardous than permitted by the terms thereof or (C) any foreclosure or other action or proceeding taken by Lender pursuant to any provision of this Agreement.

         6.1.11 Certificates. If the Existing Citibank Lease shall no longer be in full force and effect and/or the Citibank Tenant has exercised the Insurance Election (as defined in the Existing Citibank Lease), then Borrower shall deliver to Lender annually, concurrently with the renewal of the insurance policies required hereunder, an Officer's Certificate stating, to the best of the signer's knowledge, that the insurance policies required to be delivered to Lender pursuant to this Section 6.1 are maintained with insurers who comply with the terms of Section 6.1.9, setting forth a schedule describing all premiums required to be paid by Borrower to maintain the policies of insurance required under this Section 6.1, and stating that Borrower has paid such premiums. Certificates of insurance with respect to all replacement policies shall be delivered to Lender not less than ten (10 Business Days prior to the expiration date of any of the insurance policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums. Borrower shall deliver to Lender originals or certified copies or (unless otherwise required by the Rating Agencies) abstracts of such replacement insurance policies on or before ten (10) days after Borrower's receipt thereof. If Borrower fails to maintain and timely deliver to Lender the certificates of insurance and certified copies or originals (or abstracts, unless otherwise required by the Rating Agencies) required by this Agreement, upon five (5) Business Days' prior notice to Borrower, Lender may procure such insurance, and all costs thereof (and interest thereon at the Default Rate) shall be added to the Indebtedness. Lender shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Borrower hereby expressly assumes full responsibility therefor and all liability, if any, with respect to such matters.

         6.1.12 Separate Insurance. Borrower shall not take out separate insurance contributing in the event of loss with that required to be maintained pursuant to this Section 6.1 unless such insurance complies with this Section 6.1.

         6.1.13 Blanket Policies. The insurance coverage required under this
Section 6.1 may be effected under a blanket policy or policies covering the Property and other properties and assets not constituting a part of the Property; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Property, and any sublimits in such blanket policy applicable to the Property, which amounts shall not be less than the amounts required pursuant to this Section 6.1 and which shall in any case comply in all other respects with the requirements of this Section 6.1. Upon Lender's request, Borrower shall deliver to Lender an Officer's Certificate setting forth
(i) the number of properties covered by such policy, (ii) the location by city (if available, otherwise, county) and state of the properties, (iii) the average square footage of the properties (or the aggregate square footage), (iv) a brief description of the typical construction type included in the blanket policy and
(v) such other information as Lender may reasonably request.


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

         6.1.14 Terrorism Insurance. Borrower shall obtain terrorism insurance in such amounts and types of coverage that are commercially available, provided that such amounts and types of coverage are available at commercially reasonable rates (it being agreed that an annual premium not to exceed an amount equal to $1,600,000 shall be deemed to be a commercially reasonable rate) and are consistent with those that are then generally required of, or carried by, owners of Comparable Buildings (as defined in the Citibank Lease) that are Real Estate Investment Trusts and taking into account the tenancy of such buildings (including the Improvements).

         6.2 Condemnation and Insurance Proceeds.

         6.2.1 Notification. Borrower shall promptly notify Lender in writing upon obtaining knowledge of (i) the institution of any proceedings relating to any Taking (whether material or immaterial) of, or (ii) the occurrence of any casualty, damage or injury to, the Property or any portion thereof, the restoration of which is estimated by Borrower in good faith to cost more than the Casualty Amount. In addition (unless the Existing Citibank Lease is in full force effect), each such notice shall set forth, if then readily determinable, such good faith estimate of the cost of repairing or restoring such casualty, damage, injury or Taking in reasonable detail if the same is then available and, if not, as soon thereafter as it can reasonably be provided.

         6.2.2 Proceeds. In the event of any Taking of or any casualty or other damage or injury to the Property, Borrower's right, title and interest in and to all compensation, awards, proceeds, damages, claims, insurance recoveries, causes and rights of action (whether accrued prior to or after the date hereof) and payments (collectively, "Proceeds") with respect to the Property or any part thereof other than payments received in connection with any liability or loss of rental value or business interruption insurance, in connection with any such Taking of, or casualty or other damage or injury to, the Property or any part thereof are hereby assigned by Borrower to Lender and, except as otherwise provided herein or in the Existing Citibank Lease, shall be paid to Lender. Borrower shall, in good faith and in a commercially reasonable manner, file and prosecute the adjustment, compromise or settlement of any claim for Proceeds (other than Proceeds which are payable to the Citibank Tenant pursuant to the Existing Citibank Lease) and, subject to Borrower's right to receive the direct payment of any Proceeds as herein provided and the Citibank Tenant's right to such Proceeds under the Existing Citibank Lease, will cause the same to be paid directly to Lender to be held and applied in accordance with the provisions of this Agreement. Except upon the occurrence and during the continuance of an Event of Default, Borrower may settle any insurance claim with respect to Proceeds which does not exceed the Casualty Amount; provided that the foregoing shall (i) not limit Borrower's obligation to cooperate with any adjustment or settlement of insurance claims as required by Section 19.05 of the Existing Citibank Lease or (ii) be subject to the Citibank Tenant's right to seven (7) days' advance notice of any party Borrower desires to name as an additional insured pursuant to Section 9.03 of the Existing Citibank Lease. If the Existing Citibank Lease shall no longer be in full force and effect and/or the Citibank Tenant has exercised the Insurance Election (as defined in the Existing Citibank Lease), whether or not an Event of Default shall have occurred and be continuing, Lender shall have the right to approve, such approval not to be unreasonably withheld or delayed, any settlement which might result in any Proceeds in excess of the Casualty


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

Amount and Borrower shall deliver or cause to be delivered to Lender all instruments reasonably requested by Lender to permit such approval (it being agreed that Lender shall not have the right to settle or adjust any claim except after the occurrence and during the continuance of an Event of Default). Borrower shall pay all reasonable out-of-pocket costs, fees and expenses reasonably incurred by Lender (including all reasonable attorneys' fees and expenses, the reasonable fees of insurance experts and adjusters and reasonable costs incurred in any litigation or arbitration), and interest thereon at the Default Rate to the extent not paid within fifteen (15) Business Days after delivery of a request for reimbursement by Lender (together with evidence reasonably required to establish same), in connection with the settlement of any claim for Proceeds and seeking and obtaining of any payment on account thereof in accordance with the foregoing provisions. If any Proceeds are received by Borrower and may be retained by Borrower pursuant to this Section 6.2 (and are not required to be paid to the Citibank Tenant under the terms of the Existing Citibank Lease), such Proceeds shall, until the completion of the related Work, be held in trust and shall be segregated from other funds of Borrower to be used to pay for the cost of the Work in accordance with the terms hereof, and in the event such Proceeds exceed the Casualty Amount, such Proceeds shall be forthwith paid directly to and held by Lender in the Proceeds Reserve Account in trust for Borrower, to be applied or disbursed in accordance with this Section 6.2, subject to the terms of Existing Citibank Lease. If (A) an Event of Default shall have occurred and be continuing or (B) unless Borrower is acting in good faith and keeps Lender regularly advised as to the status of such claim, Borrower fails to file and/or prosecute any insurance claim for a period of twenty (20) Business Days following Borrower's receipt of written notice from Lender, Borrower hereby irrevocably empowers Lender, in the name of Borrower as its true and lawful attorney-in-fact, to file and prosecute such claim (including settlement thereof), but not a claim with respect to which proceeds are required to be paid to the Citibank Tenant pursuant to the Existing Citibank Lease, with counsel satisfactory to Lender and to collect and to make receipt for any such payment, all at Borrower's expense (including payment of interest at the Default Rate for any amounts advanced by Lender pursuant to this Section 6.2). Notwithstanding anything to the contrary set forth in this Agreement (but subject to the terms of the Existing Citibank Lease), however, and excluding situations requiring prepayment of the Note, to the extent any Proceeds (either singly or when aggregated with all other then unapplied Proceeds with respect to the Property) do not exceed the Casualty Amount, such Proceeds are to be paid directly to Borrower to be applied to restoration of the Property in accordance with the terms hereof (except that Proceeds paid in respect of the insurance described in Section 6.1.4 or for a temporary taking shall be deposited directly to the Collection Account as revenue of the Property).

         6.2.3 Lender to Take Proceeds.

         (a) Subject to the terms of the Existing Citibank Lease, if (i) the Proceeds (other than any amounts to which the Citibank Tenant is entitled under the Existing Citibank Lease) shall equal or exceed the Principal Amount, (ii) a Monetary Default or an Event of Default shall have occurred and be continuing (it being agreed, however, that if a Monetary Default has occurred and is continuing (but not an Event Default), Lender may not apply the Proceeds to the Indebtedness, but rather shall be entitled to hold the Proceeds in trust until such Monetary Default has been cured or an Event of Default has occurred), (iii) a Total Loss with respect to the Property shall have occurred, (iv) the Work is not capable of being completed before the earlier to occur of the date which is six (6) months prior to the earlier of the Maturity Date and the date



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on which the business interruption insurance carried by Borrower with respect to the Property shall expire (the "Cut-Off Date"), unless on or prior to the Cut-Off Date Borrower (x) shall deliver to Lender and there shall remain in effect a binding written offer, subject only to customary conditions, of an Approved Bank or such other financial institution or investment bank reasonably satisfactory to Lender duly authorized to originate loans secured by real property located in the State for a loan from such Approved Bank or such other financial institution or investment bank to Borrower in a principal amount of not less than the then Principal Amount and which shall, in Lender's reasonable judgment, enable Borrower to refinance the Loan prior to the Maturity Date and
(y) if a Securitization shall have occurred, shall obtain a Rating Agency Confirmation, (v) the Property is not capable of being restored substantially to its condition prior to such Taking or casualty and such incapacity shall have a Material Adverse Effect, (vi) Leases demising in the aggregate less than 50% of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty remain in full force and effect during and after the completion of the restoration and (vii) Lender determines that upon the completion of the restoration, the gross cash flow and the net cash flow of the Property will not be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note at a coverage ratio (after deducting all required reserves as required by Lender from net operating income) of at least 1.5 to 1.0, which coverage ratio shall be determined by Lender in its sole and absolute discretion; then in any such case, all Proceeds shall be paid over to Lender (if not paid directly to Lender) and any Proceeds remaining after reimbursement of Lender's or its agent's reasonable out-of-pocket costs and expenses actually incurred in connection with recovery of any such Proceeds (including, without limitation, reasonable out-of-pocket administrative costs and inspection fees) may be applied by Lender in its sole discretion to prepay the Note in accordance with the provisions thereof, and the balance, if any, if so provided in the Mezzanine Loan Agreement, shall be paid to Mezzanine Lender to be applied pursuant to the terms of the Mezzanine Loan Agreement (or if no Mezzanine Loan is outstanding, or it does not provide for such application, to Borrower).

         (b) In the event that Lender elects to apply the Proceeds to prepay the Note pursuant to Section 6.2.3(a) above and such Proceeds are less than the Principal Amount outstanding as of the date of prepayment, then Borrower may, in Borrower's discretion on prior written notice to Lender, prepay the remaining balance of the Principal Amount, without premium or penalty, in accordance with the provisions of the Note on the Payment Date on which Lender shall apply such Proceeds to prepayment of the Principal Amount or any Payment Date thereafter.

         6.2.4 Borrower to Restore.

         (a) Subject to the terms of the Existing Citibank Lease, promptly after the occurrence of any damage or destruction to all or any portion of the Property or a Taking of a portion of the Property, Borrower shall commence and diligently prosecute, or cause to be commenced and diligently prosecuted, to completion, subject to Excusable Delays (or, if such restoration is being performed by the Citibank Tenant under the Existing Citibank Lease, subject to Force Majeure Causes (as defined in the Existing Citibank Lease)), the repair, restoration and rebuilding of the Property (in the case of a partial Taking, to the extent it is capable of being restored) so damaged, destroyed or remaining after such Taking in full compliance with all material Legal Requirements and free and clear of any and all Liens except Permitted Encumbrances (such


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

repair, restoration and rebuilding are sometimes hereinafter collectively referred to as the "Work"). The plans and specifications shall require that the Work be done in a first-class workmanlike manner at least equivalent to the quality and character prior to the damage or destruction, subject to changes thereto necessitated by Legal Requirements (provided, however, that in the case of a partial Taking, the Property restoration shall be done to the extent reasonably practicable after taking into account the consequences of such partial Taking), so that upon completion thereof, the Property shall be at least equal in value and general utility to the Property prior to the damage or destruction; it being understood, however, that Borrower shall not be obligated to restore the Property to the precise condition of the Property prior to any partial Taking of, or casualty or other damage or injury to, the Property, if the Work actually performed, if any, or failed to be performed, shall have no Material Adverse Effect on the value of the Property from the value that the Property would have had if the same had been restored to its condition immediately prior to such Taking or casualty. Subject to Borrower's rights pursuant to Section 2.3.3 to cause the Property to be released from the Lien of the Security Instrument, and subject to the terms of the Existing Citibank Lease, Borrower shall be obligated to restore the Property suffering a casualty or which has been subject to a partial Taking in accordance with the provisions of this Section 6.2 at Borrower's sole cost and expense whether or not the Proceeds shall be sufficient, provided that, if applicable, the Proceeds shall be made available to Borrower by Lender in accordance with this Agreement. Notwithstanding the foregoing, in the event that the Citibank Tenant is obligated to restore the Property pursuant to the Existing Citibank Lease, then
(i) the restoration of the Property by the Citibank Tenant as required by the Existing Citibank Lease shall be deemed to satisfy the requirements of this
Section 6.2.4(a) (it being agreed that the foregoing shall not be deemed to limit the rights of the Citibank Tenant to make alterations to the Property in accordance with the terms of the Existing Citibank Lease) and (ii) Borrower shall not have any obligation to restore the Property to any greater condition which is required by this Section 6.2.4(a).

         (b) If Proceeds are not required to be (A) applied toward payment of the Indebtedness pursuant to the terms hereof, (B) delivered to the Citibank Tenant pursuant to the terms of the Existing Citibank Lease or (C) delivered to Borrower if required pursuant to Section 6.2.2, then Lender shall make the Proceeds which it is holding pursuant to the terms hereof (after payment of any reasonable out-of-pocket expenses actually incurred by Lender in connection with the collection thereof plus interest thereon at the Default Rate (from the date advanced through the date of reimbursement) to the extent the same are not paid within ten (10) Business Days after request for reimbursement by Lender, together with evidence reasonably required to establish the same) available to Borrower for payment of or reimbursement of Borrower's or the applicable Tenant's expenses incurred with respect to the Work, upon the terms and subject to the conditions set forth in paragraphs (i), (ii) and (iii) below and in
Section 6.2.5:

         (i) at the time of disbursement, there shall be no continuing Monetary Default or Event of Default;

         (ii) if, at any time, the estimated cost of the Work (as estimated by the Independent Architect referred to in clause (iii) below) shall exceed the Proceeds (a "Deficiency") and for so long as a Deficiency shall exist, Lender shall not be required to make any Proceeds disbursement to Borrower unless Borrower (within a reasonable period of time after receipt of such estimate), at its election, either deposits with or delivers to Lender (A) Cash


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

and Cash Equivalents or a Letter or Letters of Credit in an amount equal to the estimated cost of the Work less the Proceeds available (which Cash and Cash Equivalents shall be applied in the same manner as Proceeds so that the same will be available for restoration), or (B) such other evidence of Borrower's ability to meet such excess costs and which is satisfactory to Lender and the Rating Agencies;

         (iii) Subject to the terms of the Existing Citibank Lease, each of Lender and the Independent Architect shall have reasonably approved (or, in the case of the Existing Citibank Lease, shall have been provided for informational purposes to the extent the same are provided to Borrower) the plans and specifications for the Work and any change orders in connection with such plans and specifications (but excluding minor field changes); it being agreed that if Lender does not approve such plans and specifications within five (5) Business Days after Lender's receipt thereof, then Lender shall be deemed to have approved same; and

         (iv) Lender shall, within a reasonable period of time prior to request for initial disbursement (except in the case of an emergency), be furnished with an estimate of the cost of the Work accompanied by an Independent Architect's certification as to such costs and appropriate plans and specifications for the Work. Borrower shall restore all Improvements such that when they are fully restored and/or repaired, such Improvements and their contemplated use fully comply with all applicable Legal Requirements including zoning, environmental and building laws, codes, ordinances and regulations.

         6.2.5 Disbursement of Proceeds.

         (a) Subject to the terms of the Existing Citibank Lease, disbursements of the Proceeds in Cash or Cash Equivalents to Borrower hereunder shall be made from time to time (but not more frequently than once in any month) by Lender but only for so long as no Monetary Default or Event of Default shall have occurred and be continuing, as the Work progresses upon receipt by Lender of (i) an Officer's Certificate dated not more than ten (10) Business Days prior to the application for such payment, requesting such payment or reimbursement and describing the Work performed that is the subject of such request, the parties that performed such Work and the actual cost thereof, and also certifying that such Work and materials are or, upon disbursement of the payment requested to the parties entitled thereto, will be free and clear of Liens other than Permitted Encumbrances, (ii) evidence reasonably satisfactory to Lender that (A) all materials installed and work and labor performed in connection with such Work for which payment is required have been paid for in full or will be so paid upon the making of such disbursement and (B) there exists no notices of pendency, stop orders, mechanic's liens or notices of intention to file same (unless the same is required by State law as a condition to the payment of a contractor) or any liens or encumbrances of any nature whatsoever on the Property arising out of the Work which have not been either fully bonded to the satisfaction of Lender or discharged of record or in the alternative, fully insured to the satisfaction of Lender by the Title Company that issued the Title Policy and (iii) an Independent Architect's certificate certifying performance of the Work together with an estimate of the cost to complete the Work. Except with respect to payments made by the Citibank Tenant in connection with any restoration of the Property pursuant to the Existing Citibank Lease, no payment made prior to the final completion of the Work, as certified by the Independent Architect, except for payment made to contractors whose Work shall have been fully completed and from which final lien waivers have been


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

received, shall exceed ninety-five percent (95%) of the value of the Work performed and materials furnished and incorporated into the Improvements from time to time, and at all times the undisbursed balance of said Proceeds together with all amounts deposited, bonded, guaranteed or otherwise provided for pursuant to Section 6.2.4(b) above, shall be at least sufficient to pay for the estimated cost of completion of the Work; final payment of all Proceeds remaining with Lender shall be made upon receipt by Lender of a certification by an Independent Architect, as to the completion of the Work substantially in accordance with the submitted plans and specifications and final lien releases, as certified pursuant to an Officer's Certificate, and delivery of a certificate of occupancy with respect to the Work, or, if not applicable, an Officer's Certificate to the effect that a certificate of occupancy is not required.

         (b) Subject to the terms of the Existing Citibank Lease, if, after the Work is completed in accordance with the provisions hereof and Lender receives evidence that all costs of completion have been paid, there are excess Proceeds, Lender shall apply such excess Proceeds with respect to the Taking of or casualty to the Property to the payment or prepayment of all or any portion of the Indebtedness secured hereby without penalty or premium.

             VII. IMPOSITIONS, OTHER CHARGES, LIENS AND OTHER ITEMS

         7.1 Borrower to Pay Impositions and Other Charges. Borrower shall (A) deliver to Lender annually, no later than fifteen (15) Business Days after the first day of each New York City tax year, and shall update as new information is received, a schedule describing all real estate taxes (including any special assessments), payable or estimated to be payable during such fiscal year attributable to or affecting the Property or Borrower and (B) endeavor to notify Lender of any material increases to any Impositions described in clause (A) above promptly after Borrower has knowledge of same. Subject to Borrower's and the Citibank Tenant's right to contest set forth in Section 7.3, as set forth in the next two sentences, Borrower shall (or shall cause the Citibank Tenant to) pay all Impositions and Other Charges which are now or hereafter levied or assessed or imposed against the Property or any part thereof or Borrower, prior to the date such Impositions or Other Charges shall become delinquent or late charges may be imposed thereon, directly to the applicable taxing authority with respect thereto. Nothing contained in this Agreement shall be construed to require Borrower to pay any tax, assessment, levy or charge imposed on (i) any Tenant occupying any portion of the Property, (ii) any third party manager of the Property, including any Manager or (iii) Lender in the nature of a capital levy, income, franchise, estate, inheritance, succession, excise, gains, income or net revenue or similar tax or any transfer tax imposed on Lender in connection with an assignment of the Loan pursuant to Article XV.

         7.2 No Liens. Subject to Borrower's or the Citibank Tenant's right to contest set forth in Section 7.3, Borrower shall at all times keep, or cause to be kept, the Property free from all Liens (other than Permitted Encumbrances) and shall pay when due and payable (or bond over or discharge) all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a Lien on the Property or any portion thereof and shall in any event cause the prompt, full and unconditional discharge of all Liens imposed on or against the Property or any portion thereof within forty-five (45) days after receiving written notice of the filing (whether from Lender, the lienor or any other Person) thereof (and during said forty-five (45) day period, the existence of said Lien shall not be deemed to be a Default hereunder, subject to the other requirements of this Section 7.2). Borrower shall do or cause to be done, at the sole cost of Borrower, everything reasonably necessary to fully preserve the first priority of the Lien of the Security Instrument against the Property, subject to the Permitted Encumbrances. Upon the occurrence and during the continuance of an Event of Default with respect to its Obligations as set forth in this Article VII, Lender may (but shall not be obligated to) make such payment or discharge such Lien, and Borrower shall reimburse Lender on demand for all such advances pursuant to
Section 19.12 (together with interest thereon at the Default Rate).

         7.3 Contest. Nothing contained herein shall be deemed to require Borrower to pay, or cause to be paid, any Imposition or to satisfy any Lien, or to comply with any Legal Requirement or Insurance Requirement, so long as Borrower is in good faith, and by proper legal proceedings, where appropriate, diligently contesting the validity, amount or application thereof, provided that in each case of a contest by Borrower (as opposed to the Citibank Tenant under the Citibank Lease), at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding (i) no Event of Default shall exist and be continuing hereunder, (ii) Borrower shall keep Lender informed of the status of such contest at reasonable intervals, (iii) if the provisions of subclause (z) of clause (iv) below is not applicable and Borrower is not providing security as provided in clause (vi) below, adequate reserves with respect thereto are maintained on Borrower's books in accordance with GAAP,
(iv) either (x) such contest operates to suspend collection or enforcement as the case may be, of the contested Imposition, Lien or Legal Requirement and such contest is maintained and prosecuted continuously and with diligence, (y) the Imposition or Lien is paid under protest, bonded, or discharged or (z) the Property or any portion thereof shall not be, in Lender's reasonable judgment, in imminent danger of being forfeited or lost and Lender shall not be likely to be subject to civil damages (unless Lender is sufficiently indemnified) or criminal damages as a result thereof, (v) in the case of any Insurance Requirement, the failure of Borrower to comply therewith shall not impair the validity of any insurance required to be maintained by Borrower under Section
6.1 or the right to full payment of any claims thereunder and (vi) in the case of Impositions and Liens which are not paid under protest, bonded or discharged and which are in excess of $1,500,000 individually, or in the aggregate, during such contest, Borrower, shall deposit with or deliver to Lender either Cash and Cash Equivalents or a Letter or Letters of Credit in an amount equal to 125% of
(A) the amount of Borrower's obligations being contested plus (B) any additional interest, charge, or penalty arising from such contest. Notwithstanding the foregoing, the creation of any such reserves or the furnishing of any bond or other security, Borrower promptly shall comply with any contested Legal Requirement or Insurance Requirement or shall pay any contested Imposition or Lien, and compliance therewith or payment thereof shall not be deferred, if, at any time the Property or any portion thereof shall be, in Lender's reasonable judgment, in imminent danger of being forfeited or lost or Lender is likely to be subject to civil damages (unless Lender is sufficiently indemnified) or criminal damages as a result thereof. If such action or proceeding is terminated or discontinued adversely to Borrower, Borrower shall deliver to Lender reasonable evidence of Borrower's compliance with such contested Imposition, Lien, Legal Requirements or Insurance Requirements, as the case may be. Notwithstanding anything to the contrary contained herein, in the event that (and for so long as) the Citibank Tenant is contesting any Imposition, Lien, Legal Requirements or Insurance Requirements in accordance with and as permitted by the terms of the Citibank Lease (which Imposition, Lien, Legal Requirements or Insurance Requirements the Citibank Tenant is


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obligated to pay, remove or comply with in accordance with the terms of the
Citibank Lease), then the Citibank Tenant's failure to so pay, remove or comply with such Imposition, Lien, Legal Requirements or Insurance Requirements shall be permitted hereunder and the failure to pay, remove or comply with such Imposition, Lien, Legal Requirement or Insurance Requirement shall not constitute a Default hereunder.

              VIII. TRANSFERS, INDEBTEDNESS AND SUBORDINATE LIENS

         8.1 Restrictions on Transfers. Unless such action is permitted by the provisions of this Article VIII, Borrower shall not, except with the prior written consent of Lender, (i) Transfer all or any part of the Property, (ii) incur any Debt, other than Permitted Debt or Permitted Encumbrances, or (iii) except in connection with the Mezzanine Loan, permit any other Person holding any direct or indirect interest in Borrower to Transfer its direct or indirect interest in Borrower.

         8.2 Sale of Building Equipment. Borrower may Transfer or dispose of Building Equipment which is being replaced or which is no longer necessary in connection with the operation of the Property free from the Lien of the Security Instrument provided that such Transfer or disposal will not have a Material Adverse Effect on the value of the Property taken as a whole, will not materially impair the utility of the Property, and will not result in a reduction or abatement of, or right of offset against, the Rents payable under any Lease, in either case as a result thereof, and provided further that any new Building Equipment acquired by Borrower (and not so disposed of) shall be subject to the Lien of the Security Instrument. Lender shall, from time to time, upon receipt of an Officer's Certificate requesting the same and confirming satisfaction of the conditions set forth above, execute a written instrument in form reasonably satisfactory to Lender to confirm that such Building Equipment which is to be, or has been, sold or disposed of is free from the Lien of the Security Instrument.

         8.3 Immaterial Transfers and Easements, etc. Borrower may, without the consent of Lender, (i) make immaterial Transfers of portions of the Property to Governmental Authorities for dedication or public use (subject to the provisions of Section 6.2) or, portions of the Property to third parties for the purpose of erecting and operating additional structures whose use is integrated with the use of the Property, and (ii) grant easements, restrictions, covenants, reservations and rights of way and similar encumbrances in the ordinary course of business for access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes, provided that no such Transfer set forth in the foregoing clauses (i) and (ii) shall materially impair the utility and operation of the Property or have a Material Adverse Effect (it being agreed that in the event that Lender's approval shall be required with respect to any such Transfer which would not have a Material Adverse Effect, then such approval shall not be unreasonably withheld). Notwithstanding the foregoing, Borrower shall be permitted to grant any easement (a "Citibank Easement") which Borrower is required to grant pursuant to the terms of Article 33 of the Citibank Lease. In connection with any Transfer permitted pursuant to this Section 8.3, Lender shall execute and deliver any instrument reasonably necessary or appropriate, in the case of the Transfers referred to in clause (i) above, to release the portion of the Property affected by such Taking or such Transfer from the Lien of the Security Instrument and to modify the definition of "Property" accordingly or, in the case of clause (ii) above or a Citibank Easement, to subordinate the Lien of the Security Instrument to such easements,


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

restrictions, covenants, reservations and rights of way or other similar grants upon receipt by Lender of:

         (a) twenty (20) days' prior written notice thereof;

         (b) a copy of the instrument or instruments of Transfer;

         (c) an Officer's Certificate stating (x) with respect to any Transfer, the consideration, if any, being paid for the Transfer and (y) that such Transfer does not materially impair the utility and operation of the Property, materially reduce the value of the Property or have a Material Adverse Effect or is a Citibank Easement; and

         (d) reimbursement of all of Lender's reasonable costs and expenses incurred in connection with such Transfer.

         8.4 Indebtedness. Borrower shall not incur, create or assume any Debt without the consent of Lender (other than trade payables as permitted pursuant to clause (b) of the definition of "Permitted Debt" herein); provided, however, that if no Event of Default shall have occurred and be continuing, Borrower may, without the consent of Lender, incur, create or assume Permitted Debt.

         8.5 Permitted Owner Interest Transfers.

         (a) A Transfer (but not a pledge or encumbrance, other than a pledge or encumbrance of not more than forty-nine percent (49%) of the direct or indirect ownership interests in Borrower (either individually or in the aggregate at any one time outstanding), provided that for such purposes, such forty-nine percent (49%) calculation shall not include any Excluded Pledge) of a direct or indirect beneficial interest in Borrower shall be permitted without Lender's consent if
(i) in the case of any Transfer of (A) direct interests in Borrower or (B) either individually or in the aggregate with all other related or series of related Transfers (or unrelated Transfers which are intended to circumvent the provisions of this Article VIII) of more than forty-nine percent (49%) of the indirect interests in Borrower, then prior to any such Transfer (unless such Transfer is an Excluded Transfer), Lender receives ten (10) Business Days' prior written notice thereof, (ii) one or more Permitted Owners Control Borrower,
(iii) in the case of any Transfer of direct or indirect interests in Borrower other than an Excluded Transfer, immediately prior to such Transfer, no Event of Default shall have occurred and be continuing, (iv) in the event that the Existing Citibank Lease is no longer in effect, a Qualified Manager shall continue to manage the Property after such Transfer, and (v) in the case of any Transfer of direct or indirect interests in Borrower which does not constitute
(A) an Excluded Transfer or (B) a Transfer (either individually or in the aggregate with all other related or series of related Transfers (or unrelated Transfers which are intended to circumvent the provisions of this Article VIII)) of more than forty-nine percent (49%) of the direct or indirect interests in Borrower, then prior to such Transfer, all documentation and opinion letters required by Lender and, if the Loan is the subject of a Securitization, the Rating Agencies, shall have been delivered to Lender and, as applicable, to the Rating Agencies (including, but not limited to, a Non-Consolidation Opinion in a form satisfactory to Lender or, if the Loan is the subject of a Securitization, to the Rating Agencies in their sole discretion), provided that in the case of any such documentation and opinion letters


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other than a Non-Consolidation Opinion, (1) Lender shall advise Borrower of the documentation and opinion letters so required within ten (10) days after notice of the proposed Transfer is delivered to Lender and (2) such documentation and opinion letters shall not be intended to give Lender or the Rating Agencies an approval right over such Transfer, as opposed to dealing with structural issues, such as substantive consolidation risks. Borrower shall pay all of Lender's reasonable attorneys' fees and costs actually incurred by Lender in connection with any Transfer which is permitted under this Section 8.5(a), which costs and expenses shall be paid within thirty (30) days after receipt of an invoice therefor from Lender (together with such additional information as may be reasonably required to establish same). With respect to the delivery of a Non-Consolidation Opinion as provided above, such Non-Consolidation Opinion shall only be required when then current Rating Agency guidelines require the same and any existing Non-Consolidation Opinions do not already adequately cover such circumstances.

         (b) For purposes of this Agreement, the term "Control" means (i) control, directly or indirectly, of the decision-making of a Person (subject to the rights of other owners to participate in significant management decisions) and (ii) the ownership, direct or indirect, of no less than 51% of the equity interests in such Person; and the terms "Controlled", "Controlling" and "Common Control" shall have correlative meanings; it being agreed that Borrower shall be deemed to have satisfied the requirements of Section 8.5(a)(ii) (or any provisions of the Loan Documents where Control by a Permitted Owner is relevant) if one or more Permitted Owners control the decision-making of Borrower under clause (i) above and one or more Permitted Owners (who may or may not be the same Permitted Owners who are controlling the decision-making) in the aggregate own at least 51% of the direct or indirect equity interests in Borrower under clause (ii) above.

         (c) Upon any Transfer of a direct or indirect interest in Borrower which is permitted under this Section 8.5 (and which results in a change in the Permitted Owner who then Controls Borrower (even if not all of the Permitted Owners who so Control Borrower have their ownership interest or Control affected thereby), Guarantor shall be released from its obligations under the Recourse Guaranty, provided that a successor principal that is either a Permitted Owner or another creditworthy entity reasonably satisfactory to Lender and, if the Loan is the subject of a Securitization, the Rating Agencies, assumes all of the obligations of Guarantor thereunder with respect to events occurring on or after such Transfer (it being agreed, however, that such Guarantor shall remain liable under the Recourse Guaranty to the extent of any events occurring prior to such Transfer) pursuant to a written assumption agreement and other documentation reasonably satisfactory to Lender and, if the Loan is the subject of a Securitization, the Rating Agencies. Upon the execution and delivery of such written assumption and other documentation, such successor principal shall be deemed to be the "Guarantor" for all purposes of this Agreement and the other Loan Documents, but the foregoing shall not limit the right of the initially named Guarantor hereunder to constitute a Permitted Owner. Provided no Event of Default has occurred and is continuing, Lender shall execute, at Borrower's sole cost and expense, all documents reasonably requested to evidence such release of the prior Guarantor as provided above.


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

         (d) Notwithstanding anything to the contrary contained herein, if a Person that qualified as a Permitted Owner at the time of the Transfer to it (or to a Person in which at the time it owned a direct or indirect interest) of direct or indirect beneficial interests in Borrower permitted under Section 8.5(a) above (or at the time of a Transfer of the Property to a Qualified Successor Borrower in which it owns a direct or indirect interest at the time of such Transfer) subsequently fails to qualify as such, then (i) such failure shall not be deemed to trigger a Default and (ii) the direct or indirect beneficial interests in Borrower owned by such Person immediately prior to the date on which such Person shall cease to be a Permitted Owner (but not any such direct or indirect beneficial interests subsequently acquired by such Person unless such Person shall once again become a Permitted Owner) shall continue to be deemed to be direct or indirect beneficial interests in Borrower owned by a Permitted Owner for purposes of determining whether one or more Permitted Owners "Controls" Borrower under Section 8.5(a)(ii) above.

         (e) Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, nothing contained herein or in any of the other Loan Documents is intended to restrict or limit any Excluded Transfer or Excluded Pledge, and no consent of Lender or the Rating Agencies or fee, notice or deliveries shall be required hereunder or under the other Loan Documents in connection therewith and the consummation or granting thereof shall not constitute a Default or an Event of Default.

         8.6 Deliveries to Lender. Not less than ten (10) Business Days prior to the closing of any Transfer which is described in Section 8.4 (but only in the case of Debt other than Permitted Debt for which Lender's consent is requested),
8.5 (other than with respect to any Transfer with respect to which Lender is not entitled to notice pursuant to Section 8.5(a)(i))or 8.7, Borrower shall deliver to Lender an Officer's Certificate describing the proposed Transfer and stating that such Transfer is permitted by this Article VIII. Upon the request of Lender, Borrower shall deliver such other information as Lender may reasonably request to evidence such compliance with this Article VIII. In addition, Borrower shall provide Lender with copies of executed deeds or other similar closing documents within thirty (30) days after such closing.

         8.7 Loan Assumption. Notwithstanding anything to the contrary contained herein, in the event that any Qualified Successor Borrower purchases the Property from Borrower, such Transfer shall be permitted hereunder and such Qualified Successor Borrower may assume Borrower's obligations under the Loan without Lender's consent, subject to the provisions of this Section 8.7. Any such Transfer or assumption of the Loan shall be conditioned upon, among other things, (i) the delivery of such evidence as Lender may reasonably request to establish that the purchaser of the Property is a Qualified Successor Borrower (including, if applicable, financial information), (ii) the delivery of evidence that the purchaser is a Single Purpose Entity, (iii) the execution and delivery of all documentation reasonably requested by Lender, (iv) the delivery of Opinions of Counsel reasonably requested by Lender, including, without limitation, a Non-Consolidation Opinion with respect to the purchaser and other entities identified by Lender or requested by the Rating Agencies and opinions with respect to the valid formation, due authority and good standing of the purchaser and the continued enforceability of the Loan Documents and any other matters requested by Lender, (v) the delivery of an endorsement to the Title Policy in form and substance acceptable to Lender, insuring the lien of the Security Instrument, as assumed, subject only to the Permitted Encumbrances or, if such endorsement is not available in the State, a letter from the Title Company certifying that the Transfer to the Qualified Successor Borrower does not affect the validity of the Title Policy or the priority of the Lien of the Security Instrument on the Property, (vi) in the event that the Existing Citibank Lease is no longer in effect, a Qualified Manager shall continue to manage the Property after such


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Transfer and (vii) the payment of an assumption fee equal to one-tenth (1/10th)
of one percent (0.10%) of the Principal Amount. In connection with any assumption of the Loan which is permitted under this Section 8.7, Guarantor shall be released from its obligations under the Recourse Guaranty, provided that a successor principal that is either a Permitted Owner or another creditworthy entity reasonably satisfactory to Lender and, if the Loan is the subject of a Securitization, the Rating Agencies, assumes all of the obligations of Guarantor thereunder with respect to events occurring on or after such assumption (it being agreed, however, that such Guarantor shall remain liable under the Recourse Guaranty to the extent of any events occurring prior to such assumption) pursuant to a written assumption agreement and other documentation reasonably satisfactory to Lender and, if the Loan is the subject of a Securitization, the Rating Agencies. Upon the execution and delivery of such written assumption and other documentation, such successor principal shall be deemed to be the "Guarantor" for all purposes of this Agreement and the other Loan Documents, but the foregoing shall not limit the right of the initially named Guarantor hereunder to constitute a Permitted Owner. Provided no Event of Default has occurred and is continuing, Lender shall execute, at Borrower's sole cost and expense, all documents reasonably requested to evidence such release of the prior Guarantor as provided above. In addition, Borrower shall pay, within thirty (30) days after the delivery by Lender to Borrower of an invoice therefor, all of Lender's third party processing costs (including, without limitation, reasonable attorneys' fees and costs) actually incurred by Lender in connection with such assumption, which invoice shall be accompanied with such additional information which may be reasonably required to establish same.

         8.8 Leases.

         8.8.1 New Leases and Lease Modifications. Except as otherwise provided in this Section 8.8, Borrower shall not (x) enter into any Lease (a "New Lease") or (y) consent to the assignment of any Lease (unless required to do so by the terms of such Lease) that releases the original Tenant from its obligations under the Lease, or (z) materially modify any Lease (including, without limitation, accept a surrender of any portion of the Property subject to a Lease (unless otherwise permitted or required by law or pursuant to Article 4 of the Citibank Lease), allow a reduction in the term of any Lease or any reduction in the fixed or base rent payable under any Lease or any reduction in any additional rent payable under any Lease (other than an immaterial reduction in such additional rent), change any renewal provisions of any Lease, materially increase the obligations of the landlord or materially decrease the obligations of any Tenant) or terminate any Lease (any such action referred to in clauses
(y) and (z) being referred to herein as a "Lease Modification") without the prior written consent of Lender which consent shall not be unreasonably withheld or delayed. Any New Lease or Lease Modification that requires Lender's consent shall not be effective unless and until Lender has consented thereto in accordance with this Section 8.8. Lender's consent to any proposed New Lease or Lease Modification shall be deemed to have been granted in the event such New Lease or Modified Lease is not disapproved by Lender within ten (10) Business Days after receipt of such New Lease or Lease Modification by Lender and a request for consent by Borrower; provided that the letter requesting such consent contains in bold, large letters the following language: NOTICE: YOU WILL BE DEEMED TO HAVE CONSENTED TO THE DOCUMENT ENCLOSED HEREIN IF NOT DISAPPROVED WITHIN TEN (10) BUSINESS DAYS OF RECEIPT.


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         8.8.2 Leasing Conditions. Subject to the remaining terms of this
Section 8.8, provided no Event of Default shall have occurred and be continuing, Borrower may enter into a New Lease or Lease Modification, without Lender's prior written consent, that satisfies each of the following conditions:

         (a) in the case of any (i) New Lease, such New Lease shall be written on a standard form of Lease reasonably agreed to by Lender and Borrower after the Closing (the "Standard Form of Lease") (as such standard form may be reasonably modified with the consent of Lender, not to be unreasonably withheld), with such changes as may be, taken as a whole, commercially reasonable given the then current market conditions and (ii) Lease Modification, such Lease Modification shall be on terms which, taken as a whole, are commercially reasonable given the then current market conditions and the terms of the existing Lease;

         (b) with respect to a New Lease or Lease Modification, (i) such New Lease or Lease Modification demises not more than three (3) full floors of office space in the Building and (ii) if such New Lease or Lease Modification demises not more than three (3) full floors of office space in the Building, the net rentable square feet of the premises demised thereunder does not exceed ninety-five thousand two hundred and forty-seven (95,247) net rentable square feet;

         (c) the term of such New Lease or Lease Modification, as applicable, does not exceed 180 months, plus up to two (2) 60-month option terms (or equivalent combination of renewals);

         (d) the rental rate under such New Lease is at least equal to the then prevailing market rate for the entire term of such Lease (except for the option periods) and no Lease Modification shall reduce the base or fixed rent under such Lease (to any extent) during the remainder of the term thereof (except for the option periods) except in connection with the settlement of operating expense disputes and similar claims;

         (e) "fixed" or "base" rent under such New Lease is at a substantially consistent or rising level throughout the term of the lease, other than for (x) "free rent" periods within market parameters or (y) tenant improvement and tenant inducements that exceed current market conditions but are amortized over a shorter time period than the entire initial term of such New Lease;

         (f) such New Lease or Lease Modification, as applicable, provides that the premises demised thereby cannot be used for any of the following uses; any pornographic or obscene purposes, any commercial sex establishment, any pornographic, obscene, nude or semi-nude performances, modeling, obscene materials, activities or sexual conduct or any other use that has or could reasonably be expected to have a Material Adverse Effect; provided, however, that for so long as Borrower is "controlled" (as defined in the definition of "Affiliate" herein) by Sponsor, the foregoing restriction shall only apply to the primary use of such premises (as opposed to any ancillary uses);

         (g) the Tenant under such New Lease or Lease Modification, as applicable, is not an Affiliate of Borrower;

         (h) the New Lease or Lease Modification, as applicable, does not contain any provision whereby the Rent payable thereunder would be based, in whole or in part, upon the net income or profits derived by any Person from the Property, but the same shall not apply to retail rent or any participation in the profits from subleasing, assigning or similar actions;


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

         (i) the New Lease or Lease Modification, as applicable, does not prevent Proceeds from being held and disbursed by Lender in accordance with the terms hereof;

         (j) the New Lease or Lease Modification, as applicable, shall not entitle any Tenant to receive and retain condemnation Proceeds (or proceeds of insurance obtained by Borrower) except those that may be specifically awarded to it in condemnation proceedings because of the Taking of its trade fixtures and its leasehold improvements which have not become part of the Property or its other personal property, moving expenses and such business loss as Tenant may specifically and separately establish, but nothing in this Section is intended to limit the right of any Tenant to share in any Proceeds Borrower is entitled to receive under the terms of the Loan Documents; and

         (k) the New Lease or Lease Modification, as applicable, satisfies the requirements of Section 8.8.7 and Section 8.8.8.

         In the event a New Lease or a Lease Modification does not satisfy any of the applicable criteria set forth above in clauses (a) through (k) above, Borrower shall not enter into such New Lease or Lease Modification without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

         8.8.3 Delivery of New Lease or Lease Modification. Upon the execution of any New Lease or Lease Modification, as applicable, Borrower shall deliver to Lender an executed copy thereof and, in the case of a New Lease, an additional copy marked to show all changes from the Standard Form of Lease.

         8.8.4 Lease Amendments. Borrower agrees that it shall not have the right or power, as against Lender without Lender's consent, to cancel, abridge, amend or otherwise modify any Lease unless such modification is consented to be Lender or entered into without Lender's consent in compliance with this Section
8.8 (including non-material modifications described in Section 8.8.1 and Lease Modifications described in Section 8.8.2); provided, however, that this Section is not intended to prohibit Borrower from terminating Leases (a) pursuant to a default by the Tenant thereunder, (b) pursuant to a right to terminate the Lease relating to a failure of a condition thereof to be satisfied by Tenant prior to rent commencement thereunder, which right is expressly set forth in such Lease or (c) in the ordinary course of business of the Property if (i) (x) such Lease demises not more than one (1) full floor of office space in the Building and (y) if such Lease does not demise more than one (1) full floor of office space in the Building, the net rentable square feet of the premises demised thereunder does not exceed thirty-one thousand seven hundred and forty-nine (31,749) net rentable square feet or (ii) in the event that Borrower has signed a Lease with a replacement Tenant (which is Lease is permitted under this Section 8.8), (x) such Lease demises not more than two (2) full floors of office space in the Building and (y) if such Lease does not demise more than two (2) full floors of office space in the Building, the net rentable square feet of the premises demised thereunder does not exceed sixty-three thousand four hundred and ninety-eight (63,498) net rentable square feet.


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         8.8.5 Security Deposits. All cash security or other deposits of Tenants of the Property ("Security Deposits") shall, in accordance with all applicable Legal Requirements, be treated as trust funds and shall not be commingled with any other funds of Borrower (other than security deposits under other Leases), and such Security Deposits shall be deposited, upon receipt of the same by Borrower in a separate account maintained by Borrower expressly for such purpose. Within ten (10) Business Days after written request by Lender, Borrower shall furnish to Lender reasonably satisfactory evidence of compliance with this
Section 8.8.5, together with a statement of all Security Deposits deposited with Borrower by the Tenants and the location and account number of the account in which such cash Security Deposits are held. Attached hereto as Schedule III, is a true correct and complete list of all Security Deposits and the amounts thereof, currently in Borrower's possession.

         8.8.6 No Default Under Leases. Borrower shall (i) promptly perform and observe all of the material terms, covenants and conditions required to be performed and observed by Borrower under the Leases and the REAs, if the failure to perform or observe the same would have a Material Adverse Effect; (ii) exercise, within ten (10) Business Days after a written request by Lender, any right to request from the Tenant under any Lease, or the party to any REAs a certificate with respect to the status thereof (which shall not be made more than three (3) times in any calendar year) and (iii) not collect any of the Rents, more than one (1) month in advance (except that Borrower may collect Security Deposits and up to one (1) month's Rent (whether the first month, the last month or otherwise) as are permitted by Legal Requirements and are commercially reasonable in the prevailing market and collect other charges in accordance with the terms of each Lease).

         8.8.7 Subordination. All Lease Modifications and New Leases entered into by Borrower after the date hereof shall by their express terms (or in any Non-Disturbance Agreement entered into by Lender and the applicable Tenant with respect to such Lease) be subject and subordinate to this Agreement and the Security Instrument (through a subordination provision contained in such Lease or otherwise) and shall provide that the Tenant shall attorn to Lender or any other Person succeeding to the interests of Lender upon its obtaining ownership or possession of the Property through the exercise of its remedies hereunder or any transfer in lieu thereof on the terms set forth in this Section 8.8 (or such other terms as are set forth in any Non-Disturbance Agreement entered into by Lender and the applicable Tenant thereunder). Notwithstanding the foregoing, any Lease Modification, in lieu of providing the foregoing, may contain a confirmation by the Tenant that any Non-Disturbance Agreement previously entered into by Lender and such Tenant with respect to the Lease being so modified shall remain in full force and effect.

         8.8.8 Attornment. Each Lease Modification and New Lease entered into from and after the date hereof (unless a Non-Disturbance Agreement is entered into by Lender and such Tenant with respect to such Lease) shall provide that in the event of Lender's (or any other Person's who succeeds to the interest of Lender as a result of such enforcement) obtaining ownership or possession of the Property through the exercise of Lender's remedies hereunder or any transfer in lieu thereof, the Tenant under such Lease shall, at the option of Lender or of such Person, attorn to Lender or to such Person and shall recognize Lender or such successor in the interest as lessor under such Lease without change in the provisions thereof; provided, however, Lender or such successor in interest shall not be liable for or bound by (i) any payment of an



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installment of rent or additional rent made more than thirty (30) days before the due date of such installment (unless otherwise consented to by Lender in its sole discretion or as otherwise permitted hereby), (ii) any act or omission of or default by Borrower under any such Lease (but the Lender, or such successor, shall be subject to the continuing obligations of the landlord to the extent such act, omission or default continues after such succession to the extent of Lender's, or such successor's, interest in the Property), (iii) any credits, claims, setoffs or defenses which any Tenant may have against Borrower, (iv) any obligation under such Lease to maintain a fitness facility at the Property, (v) any obligation on Borrower's part, pursuant to such Lease, to perform any tenant improvement work or (vi) any obligation on Borrower's part, pursuant to such Lease, to pay any sum of money to any Tenant. Each such New Lease shall also provide that, upon the reasonable request by Lender or such successor in interest, the Tenant shall execute and deliver an instrument or instruments confirming such attornment. Notwithstanding the foregoing, any Lease Modification, in lieu of providing the foregoing, may contain a confirmation by the Tenant that any Non-Disturbance Agreement previously entered into by Lender and such Tenant with respect to the Lease being so modified shall remain in full force and effect.

         8.8.9 Non-Disturbance Agreements. Lender shall enter into and, if required by applicable law to provide constructive notice or requested by a Tenant, record in the county where the subject Property is located, a subordination, attornment and non-disturbance agreement, substantially in form and substance substantially similar to (i) the form attached hereto as Exhibit N, in the case of any Tenant other than the Citibank Tenant (which shall contain any such changes as Tenant and Lender shall agree upon, Lender agreeing to act reasonably with respect to any such changes requested by a Tenant under a New Lease) and (ii) the form attached hereto as Exhibit H in the case of the Citibank Tenant (each such agreement, a "Non-Disturbance Agreement"), with any Tenant (other than an Affiliate of Borrower) entering into a New Lease which Lender has consented to or which is permitted to be entered into by Borrower without Lender's consent in accordance with this Section 8.8, within ten (10) Business Days after written request therefor by Borrower, provided that such request is accompanied by an Officer's Certificate stating that such Lease complies in all material respects with this Section 8.8. All reasonable third party costs and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of any Non-Disturbance Agreement, including, without limitation, reasonable attorneys' fees and disbursements, shall be paid by Borrower (in advance of Lender executing such Non-Disturbance Agreement, if requested by Lender).

         8.8.10 Citibank Lease. Notwithstanding anything to the contrary contained herein, Lender hereby consents to the amending and restating of the Existing Citibank Lease pursuant to the Amended and Restated Lease to the extent such amending and restating is expressly required pursuant to the terms of the Existing Citibank Lease. Borrower shall be entitled to enter into an amendment to the Existing Citibank Lease to permit Borrower or one of its Affiliates to manage the Property on behalf of the Citibank Tenant pursuant to a Management Agreement.

         8.8.11 Subleases. If Borrower has the right under any Lease entered into in accordance with this Agreement to consent to any sublease or sub-sublease and (x) such sublease or sub-sublease demises at least three (3) full floors of office space in the Building or (y) the net rentable square feet of the premises demised under such sublease or sub-sublease is at least ninety-five thousand two hundred and forty-seven (95,247) net rentable square feet, then, unless Borrower is obligated to grant its consent to such sublease or sub-sublease pursuant to the terms of the underlying Lease, Borrower shall not grant any such consent without the consent of Lender, such consent by Lender not to be unreasonably withheld or delayed if Borrower is not permitted pursuant to the terms of such Lease to unreasonably withhold its consent to such sublease or sub-sublease.


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                                 IX. DEFEASANCE

         9.1 Defeasance.

         (a) At any time subsequent to the Lockout Period and prior to the Anticipated Repayment Date, provided that all of the conditions set forth in
Section 9.1(b) are complied with, Lender hereby agrees that Borrower shall have the right to obtain a release of the Lien of the Security Instrument and the other Loan Documents (other than the Defeasance Note and the Lien of the Defeasance Security Agreement on the property secured thereby) on the Property upon at least thirty (30) days' prior written notice upon satisfaction of the following (such release, after satisfaction of the other provisions of this Section 9.1(a), a "Defeasance"):

         (i) the execution and delivery of a defeasance note (the "Defeasance Note"), in substitution for the Note and in form and substance reasonably acceptable to Lender, dated as of the date of the Defeasance (which must be on a Business Day), payable to Lender on the same remaining payment terms as the Note;

         (ii) the execution and delivery of a security agreement (the "Defeasance Security Agreement"), in form and substance reasonably acceptable to Lender, dated as of the date of the Defeasance (which must be on a Business
Day), in favor of Lender, pursuant to which Lender is granted a perfected first priority security interest in the Defeasance Collateral to secure the Defeasance Note;

         (iii) the execution and delivery of appropriate and reasonable agreements and/or instruments, each in form and substance reasonably acceptable to Lender, pursuant to which the obligations and liabilities of Borrower under the Defeasance Note and the Defeasance Security Agreement are assumed by a new entity (the "Substitute Borrower") which satisfies all of the Single Purpose Entity requirements;

         (iv) the execution and delivery by Borrower of the release documents referenced in Section 9.1(d) to the extent Borrower is a party thereto;

         (v) satisfaction of the conditions set forth in Section 9.1(b); and

         (vi) no Event of Default shall have occurred and be continuing.

         (b) With respect to a Defeasance pursuant to Section 9.1(a), Borrower shall deposit the Defeasance Collateral in accordance with Section 9.1(b)(ii) below into the Defeasance Collateral Account. Defeasance shall be permitted at such time as all of the following events shall have occurred:

         (i) the Defeasance Collateral Account shall have been established pursuant to Section 9.1(e) hereof;



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

         (ii) Borrower shall have delivered or caused to have been delivered to Lender the Defeasance Collateral for deposit into the Defeasance Collateral Account such that it will satisfy the Defeasance Collateral Requirement at the time of delivery and all such Defeasance Collateral, if in registered form, shall be registered in the name of Lender or its nominee (and, if registered in nominee name endorsed to Lender or in blank) and, if issued in book-entry form, the name of Lender or its nominee shall appear as the owner of such securities on the books of the Federal Reserve Bank or other party maintaining such book-entry system;

         (iii) Borrower shall have granted or caused to have been granted to Lender a valid perfected first priority security interest in the Defeasance Collateral and all proceeds thereof;

         (iv) Borrower shall have delivered or caused to be delivered to Lender an Officer's Certificate, dated as of the date of such delivery, that (x) sets forth the aggregate face amount or unpaid principal amount, interest rate and maturity of all such Defeasance Collateral, a copy of the transaction journal, if any, or such other notification, if any, published by or on behalf of the Federal Reserve Bank or other party maintaining a book-entry system advising that Lender or its nominee is the owner of such securities issued in book-entry form and (y) states that:

                                    (1) Borrower (or the Substitute Borrower)
owns the Defeasance Collateral being delivered to Lender free and clear of any and all Liens, security interests or other encumbrances (other than the Defeasance Security Agreement), and has not assigned any interest or participation therein (or, if any such interest or participation has been assigned, it has been released), and Borrower has full power and authority to pledge such Defeasance Collateral to Lender;

                                    (2) such Defeasance Collateral consists
solely of Defeasance Eligible Investments;

                                    (3) such Defeasance Collateral satisfies the
Defeasance Collateral Requirement, determined as of the date of delivery; and

                                    (4) the information set forth in clause
(iv)(x) above as set forth in a schedule attached to such Officer's Certificate is correct and complete in all material respects as of the date of delivery (such schedule, which shall be attached to and form a part of such Officer's Certificate, shall demonstrate satisfaction of the requirement set forth in clause (iv)(2) above, in a form reasonably acceptable to Lender);

         (v) Borrower shall have delivered or caused to be delivered to Lender a Rating Agency Confirmation and such other documents and certificates as Lender may reasonably request, including Opinions of Counsel, in connection with demonstrating that Borrower has satisfied the provisions of this Section 9.1(b), including, but not limited to, an Opinion of Counsel stating, among other things, that (x) Lender has a perfected first priority security interest in the Defeasance Collateral and that the Defeasance Security Agreement is enforceable in accordance with its terms and (y) if applicable, that any trust formed as a REMIC pursuant to a Securitization will not fail to maintain its status as a REMIC as a result of such Defeasance; and


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

         (vi) Borrower shall have delivered to Lender a certificate of an Independent Accountant certifying that the Defeasance Collateral will generate monthly amounts which satisfy the Defeasance Collateral Requirement.

         (c) For purposes of determining whether sufficient amounts of Defeasance Collateral are on deposit in the Defeasance Collateral Account, there shall be included only payments of principal and predetermined and certain income thereon (as reasonably determined by Lender and agreed to by Borrower without regard to any reinvestment of such amounts) that will occur on a stated date for a stated payment on or before the dates when such amounts may be required to be applied to pay the interest when due on the Defeasance Note (and/or any substitute notes, as applicable) as of the Payment Date that is three (3) months prior to the Anticipated Repayment Date, together with the outstanding principal balance of the Defeasance Note (and/or any substitute notes, as applicable) as of the Payment Date that is three (3) months prior to the Anticipated Repayment Date.

         (d) Upon the delivery of Defeasance Collateral in accordance with
Section 9.1(b) and the satisfaction of all other conditions provided for in this
Section 9.1, Lender shall enter into appropriate release and termination documents as if a payment in full of the Indebtedness hereunder (except as to the Defeasance Note and Defeasance Security Agreement) had occurred, together with such documentation as may be reasonably requested by Borrower to notify third parties thereof and substitute note documentation (including a release of Borrower from the Defeasance Note and the Defeasance Security Instrument as and to the extent that Borrower is replaced by a Substitute Borrower in accordance with the terms of this Article IX), and Lender will return to Borrower any Letters of Credit or other collateral or security held by Lender in connection with the Loan (other than the Defeasance Collateral). Notwithstanding the foregoing, if Borrower desires to effectuate a Defeasance in a manner which will permit the assignment of the Note and the Security Instrument to a new Lender in order to save on mortgage recording tax, then Lender shall reasonably cooperate therewith (at no cost to Lender), in which event Lender shall assign the Note and the Security Instrument (without representation, recourse or warranty or any nature, express or implied) to a new lender designated by Borrower. Lender's obligation to assign the Note and the Security Instrument shall be conditioned upon the following:

         (i) compliance by Borrower with all of the other provisions of this
Section 9.1;

         (ii) the execution and delivery by Borrower to such new lender of the Defeasance Note and Defeasance Security Agreement, which Defeasance Note, together with the Defeasance Security Agreement and the rights of such new lender in and to the Defeasance Collateral, shall be assigned by such new lender to Lender simultaneously with the assignment of the Note and the Security Instrument by Lender;

         (iii) payment by Borrower of the reasonable out-of-pocket costs of Lender incurred in connection therewith;

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

         (iv) such assignment is not then prohibited by any Legal Requirement;
and

         (v) such assignment and the actions described above in Lender's good faith determination do not constitute a prohibited transaction for any trust formed as a REMIC pursuant to a Securitization and will not disqualify such REMIC as a "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code as a result of such assignment and the Defeasance.

         (e) On or before the date on which Borrower delivers Defeasance Collateral to Lender pursuant to Section 9.1(b), Borrower shall open at any Approved Bank (or other bank subject to the next sentence hereof) at the time and acting as custodian for Lender, a defeasance collateral account (the "Defeasance Collateral Account") which shall at all times be an Eligible Account, in which Borrower shall grant to Lender or reconfirm the grant to Lender of a security interest. The Defeasance Collateral Account shall contain
(i) all Defeasance Collateral delivered by Borrower pursuant to Section 9.1(b),
(ii) all payments received on Defeasance Collateral held in the Defeasance Collateral Account and (iii) all income or other gains from investment of moneys or other property deposited in the Defeasance Collateral Account. All such amounts, including all income from the investment or reinvestment thereof, shall be held by Lender, subject to withdrawal by Lender for the purposes set forth in this Section 9.1. Borrower (or the Substitute Borrower) shall be the owner of the Defeasance Collateral Account and shall report all income accrued on Defeasance Collateral for federal, state and local income tax purposes in its income tax return.

         (f) Lender shall withdraw, draw on or collect and apply the amounts that are on deposit in the Defeasance Collateral Account to pay when due the principal and all installments of interest and principal on the Defeasance Note. Funds and other property in the Defeasance Collateral Account shall not be commingled with any other monies or property of Borrower (or the Substitute Borrower) or any Affiliate of Borrower (or the Substitute Borrower). Lender shall not in any way be held liable by reason of any insufficiency in the Defeasance Collateral Account.

         (g) If required, Borrower and Lender shall enter into any appropriate amendments to the Loan Documents necessitated by a Defeasance, such amendments to be in form and substance reasonably acceptable to both Borrower and Lender.

                    X. MAINTENANCE OF PROPERTY; ALTERATIONS

         10.1 Maintenance of Property. Borrower shall keep and maintain, or cause to be kept and maintained, the Property and every part thereof in good condition and repair, subject to ordinary wear and tear, and, subject to Excusable Delays and the provisions of this Agreement with respect to damage or destruction caused by casualty events or Takings, shall not permit or commit any waste, impairment, or deterioration of any portion of the Property in any material respect. In the event that the Existing Citibank Lease is no longer in effect, Borrower further covenants to do all other acts which from the character or use of the Property may be reasonably necessary to protect the security hereof, the specific enumerations herein not excluding the general. Borrower shall not remove or demolish (or permit to be removed or demolished) any Improvement on the Property except as the same may be necessary in connection with an Alteration or a restoration in connection with a Taking or casualty, or as otherwise permitted herein, in each case in accordance with the terms and conditions hereof.


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

         10.2 Conditions to Alteration. Provided that no Event of Default shall have occurred and be continuing hereunder (except where such Alterations are performed by Tenants, required in order to comply with Legal Requirements or in an emergency in order to insure life safety), Borrower shall have the right, without Lender's consent, to undertake any alteration, improvement, demolition or removal of the Property or any portion thereof (any such alteration, improvement, demolition or removal, an "Alteration") so long as (i) Borrower provides Lender with prior written notice of any Material Alteration, and (ii) such Alteration is undertaken in accordance with the applicable provisions of this Agreement and the other Loan Documents, is not prohibited by any relevant REAs and the Leases and shall not, upon completion (giving credit to rent and other charges attributable to Leases executed upon such completion), have a Material Adverse Effect. Any Material Alteration (other than Material Alterations performed by Tenants) shall be conducted under the supervision of an architect, engineer or construction consultant which is an Independent Architect; provided, however, as long as Reckson Operating Partnership, L.P. Controls Borrower, such architect, engineer or construction consultant shall not be required to be an Independent Architect if such architect, engineer or construction consultant (A) performs work for Reckson Operating Partnership, L.P. and its Affiliates on a regular basis, (B) is licensed to practice in the State (in the case of any architect, engineer or other Person required to be so licensed) and (C) has at least five (5) years of architectural experience. In connection with any Material Alteration (if performed by Borrower), Borrower shall deliver to Lender, for informational purposes only and not for approval by Lender, detailed plans and specifications and cost estimates therefor, prepared by an Independent Architect(s) (or such other architect, engineer or construction consultant referred to in the preceding sentence). Such plans and specifications may be revised at any time and from time to time by an Independent Architect(s) (or such other architect, engineer or construction consultant), provided that material revisions of such plans and specifications are filed with Lender, for informational purposes only. Additionally, if any Tenant in connection with a Material Alteration delivers any plans and specifications therefor to Borrower, Borrower shall deliver a copy of the same to Lender, for informational purposes only. All work done in connection with any Alteration shall be performed (once commenced) with reasonable diligence, subject to Excusable Delays, in a good and workmanlike manner, all materials used in connection with any Alteration shall not be less than the standard of quality of the materials currently used at the Property and all materials used shall be in accordance with all applicable material Legal Requirements and Insurance Requirements. Nothing in this Section 10.2 shall limit the rights of the Citibank Tenant under the Citibank Lease with respect to Alterations.

         10.3 Costs of Alteration. Notwithstanding anything to the contrary contained in this Article X, no Material Alteration shall be performed by or on behalf of Borrower unless Borrower shall have delivered to Lender Cash and Cash Equivalents and/or a Letter of Credit as security in an amount not less than the estimated cost of the Material Alteration or the Alterations minus the Threshold Amount (as set forth in the Independent Architect's written estimate referred to above). In addition to payment or reimbursement from time to time of Borrower's expenses incurred in connection with any Material Alteration or any such Alteration, the amount of such security shall be reduced on any given date to the excess of (x) the Independent Architect's then written estimate of the cost to complete the Material Alteration or


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

the Alterations (including any retainages), free and clear of Liens, other than Permitted Encumbrances over (y) the Threshold Amount. Costs payable by Borrower in connection with any Material Alteration shall be subject to a retainage which shall not be less than five percent (5%) in the aggregate. In the event that any Material Alteration or Alteration shall be made in conjunction with any restoration with respect to which Borrower shall be entitled to withdraw Proceeds pursuant to Section 6.2, the amount of the Cash and Cash Equivalents and/or Letter of Credit to be furnished pursuant hereto need not exceed the aggregate cost of such restoration and such Material Alteration or Alteration (as estimated by the Independent Architect), less the sum of the amount of any Proceeds which Borrower may be entitled to withdraw pursuant to Section 6.2 and which are held by Lender in accordance with Section 6.2 and less the Threshold Amount. Payment or reimbursement of Borrower's expenses incurred with respect to any Material Alteration or any such Alteration shall be made by Lender upon submission of a request therefor from time to time, together with an invoice evidencing the amount paid or then due.

                  At any time after (i) substantial completion of any Material Alteration or any such Alteration in respect of which Cash and Cash Equivalents and/or a Letter of Credit is deposited pursuant hereto or (ii) the date on which Borrower delivers to Lender an Officer's Certificate (together with reasonable supporting documentation with respect thereto) stating that (A) the remaining costs of any Material Alteration no longer exceed, in the aggregate, the Threshold Amount and (B) to the knowledge of the certifying Person, all amounts which Borrower is then liable to pay in respect of such Material Alteration through the date of the certification have been paid in full or adequately provided for or are being contested in accordance with Section 7.3 and that lien waivers with respect to all portions of such Alterations which have been completed by such date and paid for have been obtained from the general contractor and major subcontractors performing such Material Alterations (or such waivers are not customary and reasonably obtainable by prudent managers in the area where the Property is located), then the whole balance of any Cash and Cash Equivalents so deposited by Borrower with Lender and then remaining on deposit (together with earnings thereon), as well as all retainages, may be withdrawn by Borrower and shall be paid by Lender to Borrower, and any other Cash and Cash Equivalents and/or a Letter of Credit so deposited or delivered shall, to the extent it has not been called upon, reduced or theretofore released, be released to Borrower, within ten (10) days after receipt by Lender of (x) in the case of clause (ii) above, the Officer's Certificate described therein or (y) in the case of clause (i) above, an application for such withdrawal and/or release together with an Officer's Certificate, and signed also (as to the following clause (a)) by the Independent Architect, setting forth in substance as follows:

         (a) that the Material Alteration or Alteration in respect of which such Cash and Cash Equivalents and/or a Letter of Credit was deposited has been substantially completed in all material respects substantially in accordance with any plans and specifications therefor previously filed with Lender under
Section 10.2 and that, if applicable, a certificate of occupancy has been issued with respect to such Material Alteration or Alteration by the relevant Governmental Authority(ies) or, if not applicable, that a certificate of occupancy is not required; and

         (b) that to the knowledge of the certifying Person all amounts which Borrower is or may become liable to pay in respect of such Material Alteration or Alteration through the date of the certification have been paid in full or adequately provided for or are being contested in accordance with Section 7.3 and that lien waivers have been obtained from the general contractor and major subcontractors performing such Material Alterations or Alterations (or such waivers are not customary and reasonably obtainable by prudent managers in the area where the Property is located).

For the purposes of this Section 10.3 only, Alterations and Material Alterations shall not include tenant improvement alterations, improvements, demolitions or removals undertaken pursuant to (or as permitted by) a Lease in which the costs thereof are to be paid by or on behalf of a Tenant or any Person claiming by, through or under a Tenant.

         Nothing in this Section 10.3 shall limit the rights of the Citibank Tenant under the Citibank Lease with respect to Alterations (regardless of whether the same would constitute Material Alterations hereunder).

   XI. BOOKS AND RECORDS, FINANCIAL STATEMENTS, REPORTS AND OTHER INFORMATION

         11.1 Books and Records. Borrower shall keep and maintain on a fiscal year basis proper books and records separate from any other Person, in which accurate and complete entries shall be made of all dealings or transactions of or in relation to the Note, the Property and the business and affairs of Borrower relating to the Property which shall reflect all items of income and expense in connection with the operation on an individual basis of the Property and in connection with any services, equipment or furnishings provided in connection with the operation of the Property, in accordance with GAAP or in accordance with a cash method of accounting as required to prepare the reports required hereunder (or such other reporting method as Lender shall approve). Lender and its authorized representatives shall have the right at reasonable times and upon reasonable notice to examine the books and records of Borrower relating to the operation of the Property and to make such copies or extracts thereof as Lender may reasonably require.

         11.2 Financial Statements.

         11.2.1 Quarterly Reports. Not later than forty-five (45) days following the end of each fiscal quarter, Borrower shall deliver to Lender unaudited financial statements, internally prepared on a cash basis including a balance sheet and profit and loss statement as of the end of such quarter and for the corresponding quarter of the previous year, if applicable, and a statement of revenues and expenses for the year to date, a statement of Net Operating Income for such quarter, and a comparison of the year to date results with (i) after the second (2nd) Fiscal Year occurring after the Closing Date, the results for the same period of the previous year, if applicable, and (ii) if the Existing Citibank Lease shall no longer be in full force and effect, the Annual Budget for such period and the Fiscal Year; provided, however, that solely with respect to the fourth (4th) fiscal quarter of each Fiscal Year, (1) Borrower shall only be obligated to deliver to Lender on or prior to the expiration of such forty-five (45) day period an Officer's Certificate stating whether or not, to the best of Borrower's Knowledge, any events or circumstances exist which, with or without the giving of notice, the passage of time or both, may constitute a monetary or material non-monetary default on the part of Borrower or the Citibank Tenant under the Citibank Lease and (2) Borrower shall deliver the items set forth above in this sentence with respect to each such fourth (4th) fiscal quarter simultaneously with the delivery by Borrower of the annual report for such Fiscal Year pursuant to Section 11.2.2 below (i.e., rather than on or prior to the expiration of such forty-five (45) day period). Such statements for each quarter shall be accompanied by an Officer's Certificate certifying to the best of the signer's knowledge, (A) that such statements fairly represent the financial condition and results of operations of Borrower, (B) that as of the date of such Officer's Certificate, no Event of Default exists or, if so, specifying the nature and status of each such Event of Default and the action then being taken by Borrower or proposed to be taken to remedy such Event of Default and (C) that as of the date of each Officer's Certificate, no litigation or proceeding affecting Borrower or the Property or any part thereof in which the amount involved is $1,000,000 (either individually or in the aggregate) or more and not covered by insurance or in which injunctive or similar relief is sought and likely to be obtained or, if so, specifying such litigation and the status thereof and any actions being taking in relation thereto.

         11.2.2 Annual Reports. Not later than ninety (90) days after the end of each Fiscal Year of Borrower's operations, Borrower shall deliver to Lender audited financial statements certified by an Independent Accountant in accordance with GAAP, covering the Property, including a balance sheet as of the end of such year, a statement of Net Operating Income for the year and for the fourth quarter thereof and a statement of revenues and expenses for such year, and, commencing with the annual statement for the second (2nd) Fiscal Year after the Closing Date, stating in comparative form the figures for the previous Fiscal Year, and provided the Existing Citibank Lease is no longer in full force and effect, the Annual Budget for such Fiscal Year and the occupancy statistics for the Property. Such annual financial statements shall also be accompanied by an Officer's Certificate in the form required pursuant to Section 11.2.1.

         11.2.3 Leasing Reports. Not later than forty-five (45) days after the end of each fiscal quarter of Borrower's operations, if the Existing Citibank Lease is no longer in effect during such fiscal quarter, Borrower shall deliver to Lender a true and complete rent roll for the Property, dated as of the last month of such fiscal quarter, showing the percentage of gross leasable area of the Property, if any, leased as of the last day of such fiscal quarter, the current annual rent for the Property, the expiration date of each lease, whether to Borrower's Knowledge any portion of the Property has been sublet, and if it has, the name of the subtenant, and such rent roll shall be accompanied by an Officer's Certificate certifying that, to the knowledge of the signatory, such rent roll is true, correct and complete in all material respects as of its date and stating whether Borrower, within the past three (3) months, has issued a notice of default with respect to any Lease which has not been cured and the nature of such default.

         11.2.4 Capital Expenditures Summaries. Borrower shall, within ninety
(90) days after the end of each calendar year during the term of the Note, if the Existing Citibank Lease is no longer in effect, deliver to Lender an annual summary of any and all Capital Expenditures made by Borrower at the Property during the prior twelve (12) month period.

         11.2.5 Reserved.

         11.2.6 Annual Budget. If the Existing Citibank Lease is no longer in effect, Borrower shall deliver to Lender the Annual Budget for Lender's review, but not approval, not later than thirty (30) days prior to the end of such Fiscal Year, or, if Lender's approval of such Annual


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

Budget is required under this Section, at least sixty (60) days prior to the end of each Fiscal Year. Notwithstanding the foregoing, Lender shall have the right to approve the Annual Budget, in its sole and absolute discretion, upon the occurrence and during the continuation of a Reserve Period. Borrower shall not consent to a change or modification of the Annual Budget without first providing a copy to Lender for its review (unless such change or modification is made as the result of an emergency repair), but not approval (unless Lender's approval is required pursuant to this Section 11.2.6).

         11.2.7 Other Information. Borrower shall, promptly after written request by Lender or, if a Securitization shall have occurred, the Rating Agencies, furnish or cause to be furnished to Lender, in such manner and in such detail as may be reasonably requested by Lender, such reasonable additional information as is in Borrower's possession or is readily obtainable and as may be reasonably requested with respect to the Property.

         11.2.8 Citibank Lease Information. Borrower, immediately upon receipt thereof from the Citibank Tenant, shall deliver to Lender true, correct and complete copies of the materials, reports and information described in Section 7.04, 7.07(a), 9.03 and 9.09 of the Citibank Lease which are delivered by the Citibank Tenant to Borrower.

                           XII. ENVIRONMENTAL MATTERS

         12.1 Representations. Borrower hereby represents and warrants that except as set forth in the environmental reports and studies delivered to Lender (the "Environmental Reports") and except for common maintenance and cleaning products regularly found at properties with a standard of operation and maintenance comparable to the Property which have been used in compliance with Environmental Law, (i) Borrower has not engaged in or knowingly permitted any operations or activities upon, or any use or occupancy of the Property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials on, under, in or about the Property, or transported any Hazardous Materials to, from or across the Property, except in all cases in material compliance with Environmental Laws and only in the course of legitimate business operations at the Property; but the foregoing shall not be deemed violated by the Citibank Tenant (and parties claiming under it) being permitted to use and occupy the Property as permitted under the Citibank Lease; (ii) to Borrower's Knowledge, no tenant, occupant or user of the Property, or any other Person, has engaged in or permitted any operations or activities upon, or any use or occupancy of the Property, or any portion thereof, for the purpose of or in any material way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials on, in or about the Property, or transported any Hazardous Materials to, from or across the Property, except in all cases in material compliance with Environmental Laws and only in the course of legitimate operations at the Property (including any legitimate business conducted thereat); (iii) no Hazardous Materials are presently constructed, deposited, stored, or otherwise located on, under, in or about the Property except in material compliance with Environmental Laws; (iv) to Borrower's Knowledge, no Hazardous Materials have migrated from the Property upon or beneath other properties which would reasonably be expected to result in material liability for Borrower; and (v) to Borrower's Knowledge, no Hazardous Materials have migrated or threaten


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to migrate from other properties upon, about or beneath the Property which would reasonably be expected to result in material liability for Borrower.

         12.2 Covenants.

         12.2.1 Compliance with Environmental Laws. Subject to Borrower's or the Citibank Tenant's right to contest under Section 7.3, Borrower covenants and agrees with Lender that it shall comply with all Environmental Laws. If at any time during the continuance of the Lien of the Security Instrument, a Governmental Authority having jurisdiction over the Property requires remedial action relating to the presence of Hazardous Materials in, around, or under the Property (an "Environmental Event"), Borrower shall, upon obtaining knowledge thereof, deliver prompt notice of the occurrence of such Environmental Event to Lender. Within thirty (30) days after Borrower has knowledge of the occurrence of an Environmental Event, Borrower shall deliver to Lender an Officer's Certificate (an "Environmental Certificate") explaining the Environmental Event in reasonable detail (subject to such information being reasonably available to Borrower) and setting forth the proposed remedial action, if any. Borrower shall promptly provide Lender with copies of all notices which allege or identify any actual or potential material violation or noncompliance received by or prepared by or for Borrower in connection with any Environmental Law. For purposes of this paragraph, the term "notice" shall mean any summons, citation, directive, order, claim, pleading, letter, application, filing, report, findings, declarations or other materials pertinent to compliance of the Property and Borrower with such Environmental Laws. If the Security Instrument is foreclosed, Borrower shall deliver the Property in compliance with all applicable Environmental Laws.

         12.3 Environmental Reports. Upon the occurrence and during the continuance of (i) if the Existing Citibank Lease is no longer in effect, an Environmental Event with respect to the Property or (ii) an Event of Default, Lender shall have the right to have its consultants perform a comprehensive environmental audit of the Property. Such audit shall be conducted by an environmental consultant chosen by Lender and may include a visual survey, a record review, an area reconnaissance assessing the presence of hazardous or toxic waste or substances, PCBs or storage tanks at the Property, an asbestos survey of the Property, which may include random sampling of the Improvements and air quality testing, and such further site assessments as Lender may reasonably require due to the results obtained from the foregoing. Borrower grants Lender, its agents, consultants and contractors the right to enter the Property as reasonable or appropriate for the circumstances for the purposes of performing such studies, but such access shall be subject to the rights of Tenants under their Leases. The reasonable cost of such studies shall be due and payable by Borrower to Lender within thirty (30) days after an invoice therefor, accompanied by evidence as may be reasonably required to establish such cost, is delivered to Borrower, and shall be secured by the Lien of the Security Instrument, subject to Section 13(a) of the Security Instrument. Lender shall not unreasonably interfere with, and Lender shall direct the environmental consultant to use its commercially reasonable efforts not to hinder, Borrower's or any Tenant's, other occupant's or Manager's operations upon the Property when conducting such audit, sampling or inspections. By undertaking any of the measures identified in and pursuant to this Section 12.3, Lender shall not be deemed to be exercising any control over the operations of Borrower or the handling of any environmental matter or hazardous wastes or substances of Borrower for purposes of incurring or being subject to liability therefor. Lender shall be responsible for any damage to the Property or the property of any Tenants resulting solely from the gross negligence and willful misconduct of Lender relating to any such inspections.



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         12.4 Environmental Indemnification. Borrower shall protect, indemnify, save, defend, and hold harmless the Indemnified Parties from and against any and all liability, loss, damage, actions, causes of action, costs or expenses whatsoever (including reasonable attorneys' fees and expenses) and any and all claims, suits and judgments which any Indemnified Party may suffer, as a result of or with respect to: (a) any Environmental Claim relating to or arising from the Property; (b) the violation of any Environmental Law in connection with the Property; (c) any release, spill, or the presence of any Hazardous Materials affecting the Property; and (d) the presence at, in, on or under, or the release, escape, seepage, leakage, discharge or migration at or from, the Property of any Hazardous Materials, whether or not such condition was known or unknown to Borrower; provided that, in each case, Borrower shall be relieved of its obligation under this subsection if any of the matters referred to in clauses (a) through (d) above did not occur (but need not have been discovered) prior to (1) the foreclosure of the Security Instrument, (2) the delivery by Borrower to Lender or its designee of a deed-in-lieu of foreclosure with respect to the Property, or (3) Lender's or its designee's taking possession and control of the Property after the occurrence of an Event of Default hereunder. If any such action, claim or other proceeding shall be brought against an Indemnified Party, then Lender shall promptly notify Borrower and Borrower shall have, subject to the further terms hereof, the right to defend and indemnify the Indemnified Parties against such action, claim or other proceeding. Written notice from Borrower to Lender electing to assume the defense of such action, claim or other proceeding shall be given reasonably promptly following Lender's notice to Borrower of such action, claim or proceeding). Borrower shall be entitled to assume the defense thereof, at Borrower's expense, with counsel which is selected by the Citibank Tenant or any insurance company which is covering such action, claim or proceeding or otherwise is reasonably acceptable to Lender; provided, however, Lender may, at its own expense, retain separate counsel to participate in such defense, but such participation shall not (i) be deemed to give Lender a right to control such defense, which right Borrower expressly retains or (ii) affect any indemnity or defense obligation of the Citibank Tenant or any insurance company covering such action, claim or proceeding. Notwithstanding the foregoing, each Indemnified Party shall have the right to employ separate counsel at Borrower's expense if, in the reasonable opinion of legal counsel, a conflict or potential conflict exists between the Indemnified Party and Borrower that would make such separate representation advisable. Borrower shall have no obligation to indemnify an Indemnified Party for damage or loss resulting from an Indemnified Party's gross negligence or willful misconduct.

         12.5 Recourse Nature of Certain Indemnifications. Notwithstanding anything to the contrary provided in this Agreement or in any other Loan Document, the indemnification provided in Section 12.4 shall be fully recourse to Borrower and shall be independent of, and shall survive, the discharge of the Indebtedness, the release of the Lien created by the Security Instrument, and/or the conveyance of title to the Property to Lender or any purchaser or designee in connection with a foreclosure of the Security Instrument or conveyance in lieu of foreclosure.


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                              XIII. MEZZANINE LOAN

         13.1 Mezzanine Loan. Notwithstanding anything to the contrary contained herein, Mezzanine Borrower shall have the right, from time to time, to obtain mezzanine financing (a "Mezzanine Loan") from a lender (the "Mezzanine Lender") reasonably acceptable to Lender, which Mezzanine Loan shall be secured by a pledge of direct or indirect interests in Borrower. The right of Mezzanine Borrower to obtain a Mezzanine Loan shall be conditioned upon (i) the delivery of a Rating Agency Confirmation, (ii) the execution and delivery of an Intercreditor Agreement (which Lender shall also execute at the time), (iii) the execution and delivery of all documentation reasonably requested by Lender or, if the Loan is the subject of a Securitization, the Rating Agencies (including, without limitation, any amendments to the Loan Documents and reaffirmation of the Recourse Guaranty, if the same are required by the Rating Agencies as a condition to the Rating Agency Confirmation), (iv) the delivery of Opinions of Counsel required by the Rating Agencies, including, without limitation, a Non-Consolidation Opinion with respect to Mezzanine Borrower and other entities required by the Rating Agencies, and (v) no Event of Default shall have occurred and be continuing. Borrower shall pay all of Lender's third party fees, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, actually incurred by Lender in connection with such assumption, such payment to be made within thirty (30) days after invoices therefor (accompanied by such information as may be reasonably requested by Borrower to confirm same) have been delivered to Borrower.

                     XIV. SECURITIZATION AND PARTICIPATION

         14.1 Sale of Note and Securitization. At the request of Lender and, to the extent not already required to be provided by Borrower under this Agreement, Borrower shall use reasonable efforts to satisfy the market standards which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Note or participation therein as part of the first successful securitization (such sale and/or securitization, the "Securitization") of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Note and this Agreement, including using reasonable efforts to do (or cause to be done) the following (but Borrower shall not in any event be required to incur, suffer or accept (except to a de minimis extent) (i) any lesser rights or greater obligations than as currently set forth in the Loan Documents, (ii) except as set forth in this Article XIV, any expense or any liability and (iii) an adverse effect on Borrower or its direct or indirect owners (including any such Person's tax, REIT or ERISA treatment), other than to a de minimis extent, and in no event shall Borrower be required to amend the Citibank Lease):

         (a) Provided Information. (i) Provide, at the sole expense of the holder of the Note, such financial and other information (but not projections) with respect to the Property, Borrower, Guarantor and any Manager retained by Borrower pursuant to Section 5.2.14 to the extent such information is reasonably available to Borrower or Manager, (ii) provide, at the sole expense of the holder of the Note, business plans (but not projections) and budgets relating to the Property for the current year, to the extent prepared by Borrower or Manager retained by Borrower pursuant to Section 5.2.14 and (iii) cooperate with the holder of the Note (and its representatives) in obtaining, at the sole expense of the holder of the Note, such site inspection, appraisals, market studies (but only if the Existing Citibank Lease is no longer in effect), environmental reviews and reports, engineering reports and other due diligence investigations of the Property, as may be reasonably requested by the holder of the Note or reasonably requested by the Rating Agencies but subject to the rights of access allowed Borrower or its designee under the Citibank Lease (all information provided by Borrower pursuant to this Section 14.1 together with all other information heretofore provided by Borrower to Lender in connection with the Loan, as such may be updated, at Lender's request, in connection with a Securitization, or hereafter provided by Borrower to Lender in connection with the Loan or a Securitization, being herein collectively called the "Provided Information");


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         (b) Opinions of Counsel. Use reasonable efforts to cause to be rendered such customary updates or customary modifications to the Opinions of Counsel delivered at the closing of the Loan as may be reasonably requested by the holder of the Note or the Rating Agencies in connection with the Securitization. Borrower's failure to use reasonable efforts to deliver or cause to be delivered the opinion updates or modifications required hereby within twenty (20) Business Days after written request therefor (which request specifies that an Event of Default may result from a failure to do so) shall constitute an "Event of Default" hereunder. To the extent any of the foregoing Opinions of Counsel were required to be delivered in connection with the closing of the Loan, any update or modification thereof shall be without cost to Borrower. In no event shall Borrower be required to deliver an Opinion of Counsel with respect to "true sale", "no fraudulent conveyance" or "10b-5" matters;

         (c) Modifications to Loan Documents. Without cost to Borrower, execute such amendments to the Security Instrument and Loan Documents as may be reasonably requested by Lender or the Rating Agencies in order to achieve the required rating or to effect the Securitization (including, without limitation, modifying the Payment Date, as defined in the Note, to a date other than as originally set forth in the Note); provided, however, that nothing contained in this Section 14.1.3 shall result in any economic or other adverse change (except to a de minimis extent) in the transaction contemplated by the Security Instrument or the Loan Documents (unless Borrower is made whole by the holder of Note) or result in any operational changes or otherwise have an adverse effect on Borrower or its direct or indirect owners (including any such Person's tax, REIT or ERISA treatment), other than to a de minimis extent, or result in any inconsistency between the Loan Documents and the Citibank Lease which is not resolved in favor of the Citibank Lease; and

         (d) Cooperation with Rating Agencies. Borrower shall, at Lender's expense, (i) at Lender's request, meet with representatives of the Rating Agencies at reasonable times to discuss the business and operations of the Property and (ii) cooperate with the reasonable requests of the Rating Agencies in connection with the Property, subject to the terms of the Citibank Lease. Until the Obligations are paid in full, Borrower shall, if requested by Lender, provide the Rating Agencies with all financial reports required hereunder and such other customary information as they shall reasonably request, including copies of any default notices or other material notices delivered to and received from Lender hereunder, to enable them to continuously monitor the creditworthiness of Borrower and to permit an annual surveillance of the implied credit rating of the Securities.

         14.2 Securitization Financial Statements. Borrower acknowledges that all financial information delivered by Borrower to Lender pursuant to Article XI may, at Lender's option, be delivered to the Rating Agencies.


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         14.3 Securitization Indemnification.

         14.3.1 Disclosure Documents. Borrower understands that certain of the Provided Information may be included in disclosure documents in connection with the Securitization, including a prospectus, private placement memorandum, collateral term sheet or a public registration statement (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act") or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, upon request, Borrower shall reasonably cooperate with the holder of the Note, at such holder's sole expense, in updating the Provided Information for inclusion or summary in the Disclosure Document by providing all current information pertaining to Borrower and the Property reasonably requested by Lender and which is customarily provided by borrowers in connection with similar securitizations.

         14.3.2 Indemnification Certificate. In connection with each applicable Disclosure Document, Borrower agrees to provide, at Lender's reasonable request, an indemnification certificate (at no material cost to Borrower):

         (a) certifying that Borrower has carefully examined those portions of such memorandum or prospectus, as applicable, reasonably designated in writing by Lender for Borrower's review pertaining to Borrower, the Property, Guarantor and/or the Provided Information (which Provided Information relates solely to the Citibank Lease) and insofar as such sections or portions thereof specifically pertain to Borrower, the Property, Guarantor or such Provided Information (such portions so provided by Lender, the "Relevant Portions"), the Relevant Portions do not (except to the extent specified by Borrower if Borrower does not agree with the statements therein), as of the date of such certificate, to Borrower's Knowledge, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

         (b) indemnifying Lender and the Affiliates of Deutsche Bank Securities, Inc. (collectively, "DBS") that have prepared the Disclosure Document relating to the Securitization, each of its directors, each of its officers who have signed the Disclosure Document and each person or entity who controls DBS within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "DBS Group"), and DBS, together with the DBS Group, each of their respective directors and each person who controls DBS or the DBS Group, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any actual, out-of-pocket losses, third party claims, damages (excluding lost profits, diminution in value and other consequential damages) or liabilities arising out of third party claims (the "Liabilities") to which any member of the Underwriter Group may become subject to the extent such Liabilities arise out of or are based upon any untrue statement of any material fact relating to Borrower, Guarantor, the Property and/or the Provided Information (which Provided Information relates solely to the Citibank Lease) contained in the Relevant Portions and in the Provided Information or arise out of or are


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


based upon the omission by Borrower to state therein a material fact required to be stated in the Relevant Portions in order to make the statements in the Relevant Portions in light of the circumstances under which they were made, not misleading (except that (i) Borrower's obligation to indemnify in respect of any information contained in a Disclosure Document that is derived in part from information provided by Borrower or any Affiliate of Borrower and in part from information provided by others unrelated to or not employed by Borrower shall be limited to any untrue statement or omission of material fact therein known to Borrower that results directly from an error in any information provided (or which should have been provided) by Borrower and (ii) Borrower shall have no responsibility for (A) the failure of any member of the Underwriting Group to accurately transcribe written information supplied by Borrower or to include such portions of the Provided Information, (B) any statements contained in any Disclosure Document to which Borrower or its authorized representatives have objected or which have been updated pursuant to the above provisions, (C) descriptions of risks of the offering (including legal or tax risks), (D) numbers which have been submitted by Borrower and adjusted by the Underwriter Group from those submitted by Borrower, to the extent of such adjustment and (E) third party reports, such as environmental and physical condition reports and information regarding Citibank and its Affiliates (other than the Citibank Lease)). The indemnity contained in the indemnification certificate will be in addition to any liability which Borrower may otherwise have.

         (c) The indemnification certificate shall provide that Borrower's liability under clauses (a) and (b) of the indemnification certificate shall be limited to Liabilities arising out of or based upon any such untrue statement or omission made in a Disclosure Document in reliance upon and in conformity with information furnished to Lender by Borrower or its Affiliates or authorized representatives in connection with the preparation of those portions of the relevant Disclosure Document pertaining to Borrower, the Property, the Citibank Lease and/or Guarantor, including financial statements of Borrower.

         (d) The indemnification certificate shall also provide that promptly after receipt by an indemnified party of notice of any claim or the commencement of any action covered by the indemnification certificate, such indemnified party will notify the indemnifying party in writing of such claim or the commencement of such action, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party thereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party who sent such notice within a reasonable period of time after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After such notice from the indemnifying party to such indemnified party of its assumption of such defense, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, if an indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it that are different from or in conflict with those available to the indemnifying party, or indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties at the expense of the indemnifying party. Provided no Event of Default has occurred and is continuing, Lender shall not be entitled to settle any claim which is being indemnified by Borrower under this Section 14.3 without the consent of Borrower, which consent shall not be unreasonably withheld, conditioned or delayed.


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

         (e) The indemnification certificate shall also provide that in order to provide for just and equitable contribution in circumstances in which the indemnity provided for therein is for any reason held to be unenforceable by an indemnified party in respect of any actual, out-of-pocket losses, claims, damages or liabilities relating to third party claims (or action in respect thereof) referred to therein which would otherwise be indemnifiable thereunder, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such actual, out of pocket losses, third party claims, damages or liabilities (or action in respect thereof) (but excluding damages for lost profits, diminution in value of the Property and consequential damages); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution for Liabilities arising therefrom from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the DBS Group's and Borrower's relative knowledge and access to information concerning the matter with respect to which the claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; (iii) the limited responsibilities and obligations of Borrower as specified herein; and (iv) any other equitable considerations appropriate in the circumstances.

         14.4 Retention of Servicer. Lender reserves the right, at Lender's sole cost and expense, to retain the Servicer. Lender has advised Borrower that the Servicer initially retained by Lender shall be Midland Loan Services, Inc. Borrower shall pay any reasonable third-party fees and expenses, including, without limitation, special servicing fees, work-out fees, fees of the Servicer in connection with any proposed modification or assumption of the Loan and reasonable attorneys fees and disbursements, as applicable, in connection with a prepayment, Defeasance, assumption or modification of the Loan, special servicing or work-out of the Loan or enforcement of the Loan Documents. Except as set forth in the preceding sentence, Lender shall pay the fees of the Servicer.

                       XV. ASSIGNMENTS AND PARTICIPATIONS

         15.1 Assignment and Acceptance. Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Note); provided that the parties to each such assignment shall execute and deliver to Lender, for its acceptance and recording in the Register (as hereinafter defined), an Assignment and Acceptance. In addition, Lender may participate to one or more Persons all or any portion of its rights and obligations under this Agreement and the other Loan Documents (including without limitation, all or a portion of the Note) utilizing such documentation to evidence such participation and the parties' respective rights thereunder as Lender, in its sole discretion, shall elect.


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         15.2 Effect of Assignment and Acceptance. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of Lender, as the case may be, hereunder and such assignee shall be deemed to have assumed such rights and obligations, and (ii) Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of Lender's rights and obligations under this Agreement and the other Loan Documents, Lender shall cease to be a party hereto) accruing from and after the effective date of the Assignment and Acceptance, except with respect to (A) any payments made by Borrower to Lender pursuant to the terms of the Loan Documents after the effective date of the Assignment and Acceptance and (B) any letter of credit, cash deposit or other deposits or security (other than the Lien of the Security Instrument and the other Loan Documents) delivered to or for the benefit of or deposited with German American Capital Corporation, as Lender, for which German American Capital Corporation shall remain responsible for the proper disposition thereof until such items are delivered to a party who is qualified as an Approved Bank and agrees to hold the same in accordance with the terms and provisions of the agreement pursuant to which such items were deposited. If Lender no longer owns any interest in the Loan, Lender shall deliver possession of the Note and the other Loan Documents to the assignee and shall reasonably cooperate to insure that title to all Loan Documents is held in the name of such assignee.

         15.3 Content. By executing and delivering an Assignment and Acceptance, Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under any Loan Documents or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes Lender to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to Lender by the terms hereof together with such powers and discretion as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform, in accordance with their terms, all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by Lender.


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         15.4 Register. Lender shall maintain a copy of each Assignment and
Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of Lender and each assignee pursuant to this Article XV and the principal amount of the Loan owing to each such assignee from time to time (the "Register"). The entries in the Register shall, with respect to such assignees, be conclusive and binding for all purposes, absent manifest error. The Register shall be available for inspection by Borrower or any assignee pursuant to this Article XV at any reasonable time and from time to time upon reasonable prior written notice.

         15.5 Substitute Notes. Upon its receipt of an Assignment and Acceptance executed by an assignee, together with any Note or Notes subject to such assignment, Lender shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit M hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to Borrower. Within ten (10) Business Days after its receipt of such notice, if Lender so requests, Borrower, at Lender's own expense, shall execute and deliver to Lender in exchange and substitution for the surrendered Note or Notes a new Note to the order of such assignee in an amount equal to the portion of the Loan assigned to it and a new Note to the order of Lender in an amount equal to the portion of the Loan retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate then outstanding principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the Note (modified, however, to the extent necessary so as not to impose duplicative or increased obligations on Borrower and to delete obligations previously satisfied by Borrower). The parties shall make such changes to the Loan Documents as are reasonably required to reflect the substitute Notes as any party may reasonably request. Notwithstanding the provisions of Section 2.4 or this Article XV, Borrower shall not be responsible or liable for any additional taxes, reserves, adjustments or other costs and expenses that are related to, or arise as a result of, any transfer of the Loan or any interest or participation therein that arise solely and exclusively from (or would not have been incurred but for) the transfer of the Loan or any interest or participation therein or from the execution of the new Note contemplated by this Section 15.5, including, without limitation, any mortgage tax. Lender and/or the assignees, as the case may be, shall at all times designate one agent through which Borrower shall request all approvals and consents required or contemplated by this Agreement and make all deliveries to and on whose statements Borrower may rely as if executed by all parties who own an interest in the Note.

         15.6 Participations. Each assignee pursuant to this Article XV may sell participations to one or more Persons (other than Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Note held by it); provided, however, that (i) such assignee's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such assignee shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such assignee shall remain the holder of any such Note for all purposes of this Agreement and the other Loan Documents, and (iv) Borrower, Lender and the assignees pursuant to this Article XV shall continue to deal solely and directly with such assignee in connection with such assignee's rights and obligations under this Agreement and the other Loan Documents. In the event that more than one (1) party comprises Lender, Lender shall designate one party to act on the behalf of all parties comprising Lender in providing approvals and all other necessary consents under the Loan Documents and on whose statements Borrower may rely.


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         15.7 Disclosure of Information. Any assignee pursuant to this Article
XV may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Article XV, disclose to the assignee or participant or proposed assignee or participant, any information relating to Borrower furnished to such assignee by or on behalf of Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing for the benefit of Borrower to preserve the confidentiality of any confidential information received by it.

         15.8 Security Interest in Favor of Federal Reserve Bank. Notwithstanding any other provision set forth in this Agreement or any other Loan Document, any assignee pursuant to this Article XV may at any time create a security interest in all or any portion of its rights under this Agreement or the other Loan Documents (including, without limitation, the amounts owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

              XVI. RESERVE ACCOUNTS; COLLATERAL LETTERS OF CREDIT

         16.1 TI and Leasing Reserve Account.

         (a) Borrower shall deposit, or cause to be deposited into the TI and Leasing Reserve Account, immediately after Borrower's receipt thereof, an amount equal to any Surrender Fee(s) (as defined in the Citibank Lease) received by Borrower pursuant to the Citibank Lease (any amount on deposit in the TI and Leasing Reserve Account, the "TI and Leasing Reserve Amount") and the same shall be held by Cash Management Bank on Lender's behalf as additional security for the Loan and disbursed in accordance with this Section 16.1 and Section 3.1.

         (b) Provided that no Monetary Default or Event of Default shall have occurred and be continuing, Lender shall make disbursements from the TI and Leasing Reserve Account to Borrower from time to time, but not more than once during each calendar month, to pay for costs (collectively, "TI and Leasing Costs") incurred by Borrower for (A) tenant improvements or allowances ("TI Work") required under any New Lease or Lease Modification demising any Surrender Space (as defined in the Citibank Lease), provided that with respect to any such New Lease or Lease Modification, as applicable, each such New Lease or Lease Modification complies with the terms and provisions of this Agreement and (B) leasing commissions (including any so-called "override" leasing commissions which may be due and then payable to any leasing or rental agent engaged by Borrower for the Property in the event that an agent other than such agent shall also be entitled to a leasing commission) incurred by Borrower in connection with any such New Lease or Lease Modification ("Leasing Commissions"), provided that, other than with respect to any commissions which are paid pursuant to any Management Agreement for which Lender's approval has been obtained, such leasing commissions and "override" leasing commissions are reasonable and customary for properties similar to the Property and the portion of the Property leased for which such leasing commission and "override" leasing commission is due, in each case in the manner provided herein.


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         (c) As between Lender and Borrower, Borrower shall be obligated to fund directly to such Tenants or third parties, as the case may be, all TI and Leasing Costs in excess of sums available for disbursement from the TI and Leasing Reserve Account.

         (d) The obligation of Lender to make a disbursement from the TI and Leasing Reserve Account for TI and Leasing Costs shall be subject to the satisfaction of the following further conditions precedent before or concurrently with the date of such disbursement:

         (i) Borrower (or Manager) shall have delivered to Lender (if not previously delivered), without duplication (x) a certified copy of the fully executed New Lease or Lease Modification, as applicable, to which the applicable TI and Leasing Costs relate and (y) a certified copy of any related leasing, brokerage, fee or commission agreement entered into with respect thereto;

         (ii) Borrower shall have delivered to Lender, at least five (5) Business Days prior to the date of the proposed disbursement, an Officer's Certificate certifying (x) the amounts then due and payable for TI and Leasing Costs or which have been paid for TI and Leasing Commissions by or on behalf of Borrower and as to which no previous disbursement under this Section 16.1(d) has been made (together with an invoice for, or other reasonable evidence of, such amounts), (y) that all previously disbursed amounts have been paid in accordance with any prior certification and (z) that all conditions precedent to Borrower's obligation, as landlord, to fund Borrower's share of the cost of the portion in question of such tenant work have been satisfied by such Tenant or waived in good faith by Borrower; and

         (iii) no Monetary Default or Event of Default shall have occurred and is then continuing.

         (e) Provided that (i) no Event of Default shall have occurred and is then continuing, (ii) the Anticipated Repayment Date shall not have occurred,
(iii) the Citibank Tenant shall have exercised its right to surrender any Surrender Space (as defined in the Citibank Lease) during the Tranche 1 Surrender Notice Period (as defined in the Citibank Lease) and (iv) Borrower shall have entered into Leases (which Leases have been consented to by Lender or comply with the terms of Section 8.8) with respect to which Tenants thereunder have commenced occupying at least ninety percent (90%) of such surrendered space, then any excess funds remaining in the TI and Leasing Reserve Account which relate solely to Surrender Fees (as defined in the Citibank Lease) payable in respect of the exercise of such rights shall be promptly released to Borrower (it being agreed that in no event shall the terms of this Section 16.1(e) require Lender to release to Borrower any funds in the TI and Leasing Reserve Account which relate to Surrender Fees payable in respect of the exercise by the Citibank Tenant of its right to surrender any Surrender Space (as defined in the Citibank Lease) during the Tranche 2 Surrender Notice Period (as defined in the Citibank Lease)).

         (f) Provided that (i) no Event of Default shall have occurred and is then continuing, (ii) the Anticipated Repayment Date shall not have occurred,
(iii) Borrower shall have provided Lender with evidence reasonably satisfactory to Lender of the substantial completion of all TI Work and the payment of all Leasing Commissions that are payable with respect to any New Leases and Lease Modifications entered into by Borrower with respect to any Tranche 2


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Surrender Space (as defined in the Citibank Lease), solely to the extent necessary for Borrower to satisfy the DSCR Test pursuant to clause (v) below,
(iv) either of the following events shall have occurred: (x) the expiration of the Tranche 2 Surrender Notice Period (as defined in the Citibank Lease); (y) the Citibank Tenant shall have exercised its option to surrender 100% of the Surrender Space (as defined in the Citibank Lease) which the Citibank Tenant is entitled to surrender during the Tranche 2 Surrender Notice Period (as defined in the Citibank Lease), whether pursuant to the Existing Citibank Lease or the Amended and Restated Lease; or (z) the waiver by the Citibank Tenant of the right to surrender any further space pursuant to such Sections; and (v) after giving effect to any exercise by the Citibank Tenant of its options to surrender any space in accordance with Article 4 of the Citibank Lease (and the subsequent lease-up of such space by Borrower), the DSCR Test shall be satisfied (provided, however, the condition set forth in this clause (v) shall not be required to be satisfied if, after the expiration of the Tranche 2 Surrender Notice Period, the Existing Citibank Lease shall remain in full force and effect), then any excess funds remaining in the TI and Leasing Reserve Account which relate solely to Surrender Fees (as defined in the Citibank Lease) payable in respect of the exercise of such rights shall be promptly released to Borrower (it being agreed that in no event shall the terms of this Section 16.1(f) require Lender to release to Borrower any funds in the TI and Leasing Reserve Account which relate to Surrender Fees payable in respect of the exercise by the Citibank Tenant of its right to surrender any Surrender Space (as defined in the Citibank Lease) during the Tranche 1 Surrender Notice Period (as defined in the Citibank Lease))

         16.2 Collateral Letters of Credit.

         (a) On or prior to each of September 1, 2013, March 1, 2014 and September 1, 2014, Borrower shall provide a Collateral Letter of Credit to Lender (i.e., so that on September 1, 2014, the aggregate amount of all Collateral Letters of Credit provided to Lender under this Section 16.2(a) shall equal Thirty Million Dollars ($30,000,000)), which Collateral Letters of Credit shall serve as additional collateral for the Loan and shall be drawn upon as provided in this Section 16.2 or in the definition of "Letter of Credit", as applicable.

         (b) Upon (i) the occurrence of an Event of Default or (ii) the failure of Borrower to repay the entire Indebtedness on or prior to the Anticipated Repayment Date, Lender shall be entitled to draw down on all or a portion of the Collateral Letters of Credit and apply the proceeds therefrom against any portion of the Indebtedness or any shortfall in principal or interest payments required to be made under the Note and, in the case of any failure of Borrower to repay the entire Indebtedness on or prior to the Anticipated Repayment Date, Lender may draw down on any of Collateral Letters of Credit and apply the same on each Payment Date as a partial prepayment of the outstanding principal Indebtedness. Notwithstanding anything to the contrary contained herein, if after the earlier to occur of (x) the expiration of the Tranche 2 Surrender Notice Period (as defined in the Citibank Lease), (y) the date on which the Citibank Tenant exercises its option to surrender space which results in 100% of the Surrender Space (as defined in the Citibank Lease) which the Citibank Tenant is entitled to surrender during the Tranche 2 Surrender Notice Period (as defined in the Citibank Lease) being surrendered, whether pursuant to the Existing Citibank Lease or the Amended and Restated Lease, and (z) the Citibank Tenant waiving any further right to surrender space under such Sections, all of the Collateral Letter of Credit Release Conditions have been satisfied, then Lender shall (A) return the Collateral Letters of Credit to Borrower along with a letter to the issuing bank thereof canceling


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the Collateral Letters of Credit and (B) cause the Cash Management Bank to transfer all funds then remaining in the Collateral Accounts (other than funds remaining in the TI and Leasing Reserve Account, which funds shall be disbursed in accordance with Section 16.1) to the Borrower's Account or as Borrower may otherwise direct. For purposes of this Section 16.2(b), the term "Collateral Letter of Credit Release Conditions" means, collectively, the following conditions:

         (I) no Event of Default shall have occurred and be continuing;

         (II) the Anticipated Repayment Date shall not have occurred; and

         (III) after giving effect to any exercise by the Citibank Tenant of its options to surrender any space in accordance with Article 4 of the Citibank Lease (and the subsequent lease-up of such space by Borrower), the DSCR Test shall be satisfied; provided, however, the condition set forth in this clause
(III) shall not be required to be satisfied if, after the expiration of the Tranche 2 Surrender Notice Period, the Existing Citibank Lease shall remain in full force and effect.

         16.3 Letters of Credit. Notwithstanding anything to the contrary contained herein, if at any time any additional security is required to be posted under any of the Loan Documents and the posting of a Letter of Credit in respect of such obligation would cause the amount of all outstanding Letters of Credit issued on the basis of any third party's credit to exceed, in the aggregate, ten percent (10%) of the Principal Amount, then Borrower shall be required to post Cash or Cash Equivalents in an amount equal to such excess in lieu of such Letter of Credit (unless Borrower shall deliver to Lender an Additional Non-Consolidation Opinion which is reasonably acceptable to Lender).

                                 XVII. DEFAULTS

         17.1 Event of Default.

         (a) Each of the following events shall constitute an event of default hereunder (an "Event of Default"):

         (i) if (A) the Indebtedness is not paid in full on the Maturity Date,
(B) any regularly scheduled monthly payment of interest due under the Note is not paid in full on or before the date which is five (5) days after the applicable Payment Date (or, if such day is not a Business Day, then on the immediately preceding Business Day), (C) any prepayment of principal due under this Agreement or the Note (other than a prepayment under Section 4(a)(A) of the Note) is not paid within five (5) days after the same is due (or, if such day is not a Business Day, then on the immediately preceding Business Day), (D) the Liquidated Damages Amount or the Yield Maintenance Premium is not paid when due,
(E) any deposit to the Collection Account is not made within five (5) days after notice is delivered to Borrower that such deposit was not made on the required deposit date therefor; or (F) except as to any amount included in (A), (B), (C),
(D) and/or (E) of this clause (i), any other amount payable to Lender pursuant to this Agreement, the Note or any other Loan Document is not paid in full when due and payable in accordance with the provisions of the applicable Loan Document, with such failure continuing for ten (10) Business Days after Lender delivers written notice thereof to Borrower;


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         (ii) subject to Borrower's or the Citibank Tenant's right to contest as set forth in Section 7.3, (A) if and for so long as the Existing Citibank Lease is in full force and effect, (1) if any of the Impositions or Other Charges constituting real estate taxes and assessments are not paid within five (5) Business Days after the expiration of the sixty (60) day period occurring immediately after such Impositions or Other Charges become due (plus the number of additional days during which any Leasehold Mortgagee shall be entitled to cure such default pursuant to Section 43.02(a) of the Existing Citibank Lease) or (2) if any of the Impositions or Other Charges not constituting real estate taxes or assessments are not paid within five (5) Business Days after the expiration of the sixty (60) day period occurring immediately after Borrower obtains knowledge that such Impositions or Other Charges have not been paid when the same became due (plus the number of additional days during which any Leasehold Mortgagee shall be entitled to cure such default pursuant to Section 43.02(a) of the Existing Citibank Lease); provided, however, if the aggregate amount of such Impositions or Other Charges under this clause (2) does not exceed an amount equal to Five Million Dollars ($5,000,000), then the sixty (60) day period set forth in this clause (2) shall be measured from the date on which Lender provides Borrower notice of the failure to pay such Impositions or Other Charges, or (B) from and after the date on which the Existing Citibank Lease has been amended and restated pursuant to the Amended and Restated Lease, if any of the Impositions or Other Charges are not paid within ten (10) Business Days after the same are due;

         (iii) (A) if and for so long as (I) the Existing Citibank Lease shall be in full force and effect, (II) the Citibank Tenant has not exercised the Insurance Election (as defined in the Existing Citibank Lease) and (III) Citibank (or its Corporate Successor (as defined in the Existing Citibank Lease)) has a long-term credit rating of at least "A-" (or its equivalent) by S&P, or any successor in interest, and Moody's, or any successor in interest, if the Citibank Tenant shall fail to obtain the insurance required to be maintained pursuant to Article 9 of the Existing Citibank Lease within thirty (30) days after notice thereof from Lender to Borrower of such failure or (B) if the Existing Citibank Lease shall no longer be in full force and effect and/or the Citibank Tenant has exercised the Insurance Election (as defined in the Existing Citibank Lease), if the insurance policies required by Section 6.1 are not kept in full force and effect, or if an Officer's Certificate attaching true and correct copies of any of such insurance policies are not delivered to Lender within thirty (30) days after the later to occur of (x) the effective date of such insurance policies or (y) the date on which such insurance policies are readily obtainable from the insurance provider, unless valid certificates evidencing such insurance policies are provided by the insurance provider to Lender, in which event the notice and cure periods set forth in clause (xx) below shall apply;

         (iv) if, except as permitted pursuant to Article VIII or elsewhere in the Loan Documents, (a) any direct or indirect Transfer of any legal, beneficial or equitable interest in all or any portion of the Property (other than unintentional violations by Borrower of the provisions of this Loan Agreement with respect to Transfers of personal property, in which event Borrower shall be entitled to cure such Default within five (5) days after Lender provides notice thereof to Borrower), (b) any Transfer of any direct or indirect interest in Borrower, (c) subject to Section 7.3, any easement, Lien, covenant or restriction is granted by Borrower or any other Person over


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all or any portion of the Property (other than any Citibank Lien so long as either (1) the Existing Citibank Lease shall then be in full force and effect,
(2) the Citibank Tenant shall then have a long-term credit rating of at least "A-" (or its equivalent) by S&P, or any successor in interest, and Moody's, or any successor in interest, or (3) in the case of any Liens, the aggregate amount secured by any such Lien(s) at any one time outstanding shall not exceed an amount equal to Five Million Dollars ($5,000,000)), or (d) the filing of a declaration of condominium with respect to the Property;

         (v) if any, representation or warranty made by Borrower herein or by Borrower, Guarantor or any Affiliate of Borrower in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made;

         (vi) if Borrower, Sole Member, any SPE Entity or Guarantor shall make an assignment for the benefit of creditors;

         (vii) if a receiver, liquidator or trustee shall be appointed for Borrower, Sole Member, any SPE Entity or Guarantor or if Borrower, Sole Member, any SPE Entity or Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, Sole Member, any SPE Entity or Guarantor, or if any proceeding for the dissolution or liquidation of Borrower, Sole Member, any SPE Entity or Guarantor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, Sole Member, any SPE Entity or Guarantor upon the same not being discharged, stayed or dismissed within ninety
(90) days;

         (viii) if Borrower or Sole Member, as applicable, attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

         (ix) with respect to any term, covenant or provision set forth herein (other than the other subsections of this Section 17.l) which specifically contains a notice requirement or grace period (where such term, covenant or provision expressly states that the failure to cure within such notice or grace period shall be an "Event of Default"), if Borrower, any SPE Entity or Guarantor shall be in default under such term, covenant or condition after the giving of such notice and the expiration of such grace period;

         (x) if (1) any of the assumptions contained in the Non-Consolidation Opinion, in any Additional Non-Consolidation Opinion or in any other non-consolidation opinion delivered to Lender in connection with the Loan, or in any other non-consolidation delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect, where such occurrence would, in Lender reasonable judgment, reasonably be expected to result in a significant risk of a consolidation of any SPE Entity with a non-SPE Entity; or (2) any of the assumptions contained in the Non-Consolidation Opinion, in any Additional Non-Consolidation Opinion or in any other non-consolidation opinion delivered to Lender in connection with the Loan, or in any other non-consolidation delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect, where such occurrence would not, in Lender reasonable judgment, reasonably be expected to result in a significant risk of a consolidation of any SPE Entity with a non-SPE Entity and Borrower shall fail to cure same within ten
(10) days after Borrower obtains knowledge thereof;


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         (xi) if Borrower shall fail to provide Lender with each of the
Collateral Letters of Credit on or prior to the dates set forth in Section 16.2;

         (xii) if (1) Borrower shall fail to comply with any covenants set forth in Section 5.1.4, Section 5.2.9 and 5.2.22 where such failure would, in Lender reasonable judgment, reasonably be expected to result in a significant risk of a consolidation of any SPE Entity with a non-SPE Entity or (2) Borrower shall fail to comply with any covenants set forth in Section 5.1.4, Section 5.2.9 and
5.2.22 where such failure would not, in Lender reasonable judgment, reasonably be expected to result in a significant risk of a consolidation of any SPE Entity with a non-SPE Entity and Borrower shall fail to cure same within ten (10) days after Borrower obtains knowledge thereof;

         (xiii) except as provided clause (xii) above, if Borrower shall fail to comply with any covenants set forth in Article XI with such failure continuing for ten (10) Business Days after Lender delivers written notice thereof to Borrower;

         (xiv) if Borrower shall fail to comply with any covenants set forth in
Section 4 or Section 3(d) or Section 8 of the Security Instrument with such failure continuing for ten (10) Business Days after Lender delivers written notice thereof to Borrower;

         (xv) if this Agreement or any other Loan Document or any Lien granted hereunder or thereunder, in whole or in part, shall terminate or shall cease to be effective or shall cease to be a legally valid, binding and enforceable obligation of Borrower or any Guarantor, or any Lien securing the Indebtedness shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Encumbrances (except in any of the foregoing cases in accordance with the terms hereof or under any other Loan Document or by reason of any affirmative act or omission of Lender), and the same would, in Lender's reasonable judgment, reasonably be expected to result in a Material Adverse Effect;

         (xvi) if the Management Agreement is terminated and a Qualified Manager is not appointed as a replacement manager pursuant to the provisions of Section
5.2.14 within sixty (60) days after such termination;

         (xvii) if (1) for so long as the Existing Citibank Lease is in full force and effect, Borrower shall default beyond the expiration of any applicable cure period under any existing easement, covenant or restriction which affects the Property, the default of which shall have a Material Adverse Effect, and such default shall not be cured by the date which is three (3) Business Days after the expiration of any applicable notice and cure period in favor of the Citibank Tenant under the Existing Citibank Lease or (2) if the Existing Citibank Lease is no longer in full force and effect, Borrower shall default beyond the expiration of any applicable cure period under any existing easement, covenant or restriction which affects the Property, the default of which shall have a Material Adverse Effect;


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         (xviii) if (A) there shall occur any default by Borrower under the
Citibank Lease in the observance or performance of any material term, covenant or condition of the Citibank Lease and said default is not cured prior to the date which is ten (10) Business Days after Lender provides written notice thereof to Borrower and such default shall have a Material Adverse Effect, (B) any one or more of the events referred to in the Citibank Lease shall occur which would give the Citibank Tenant the right to terminate the Citibank Lease (other than in the case of the occurrence of any material casualty or condemnation) and said default is not cured prior to the date which is ten (10) Business Days after Lender provides written notice thereof to Borrower, (C) the Citibank Lease shall be surrendered, terminated or canceled other that pursuant to the termination or surrender right of the Citibank Tenant provided in the Citibank Lease, or (D) any of the terms, covenants or conditions of the Citibank Lease shall in any manner be modified, changed, supplemented, altered or amended in contradiction of the provisions of Section 8.8 without the prior written consent of Lender, which consent may be withheld in Lender's sole discretion, where said default is not cured prior to the date which is ten (10) Business Days after Lender provides written notice thereof to Borrower;

         (xix) except for Permitted Encumbrances or as otherwise permitted pursuant to Article VIII or elsewhere in the Loan Documents, and subject to
Section 7.3, so long as either (1) the Existing Citibank Lease shall then be in full force and effect, (2) the Citibank Tenant shall then have a long-term credit rating of at least "A-" (or its equivalent) by S&P, or any successor in interest, and Moody's, or any successor in interest, or (3) in the case of any Liens, the aggregate amount secured by any such Lien(s) at any one time outstanding shall not exceed an amount equal to Five Million Dollars ($5,000,000), there shall exist any Citibank Lien encumbering all or any portion of the Property which Borrower shall fail to remove or discharge by the date which is three (3) Business Days after the expiration of any applicable notice and cure period in favor of the Citibank Tenant under the Citibank Lease;

         (xx) if (A) the Existing Citibank Lease shall be in full force and effect and if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement or of any Loan Document not specified in subsections (i) to (xix) above, for the period which is five (5) Business Days after the expiration of the sixty (60) day period after notice from Lender is delivered to Borrower (plus the number of additional days during which any Leasehold Mortgagee shall be entitled to cure such default pursuant to
Section 43.02(a) of the Existing Citibank Lease); provided, however, that if such Default is susceptible of cure but cannot reasonably be cured within such period and, provided further, that Borrower shall have commenced to cure such Default within such period and thereafter diligently proceeds to cure the same, such period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default or (B) the Existing Citibank Lease shall have been amended and restated pursuant to the Amended and Restated Lease and Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement or of any Loan Document not specified in subsections (i) to (xix) above, for thirty (30) days after notice from Lender; provided, however, that if such Default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period, and provided further, that Borrower shall have commenced to cure such Default within such thirty (30) day period and thereafter diligently proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed one hundred eighty (180) days.


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         (b) In order to be effective hereunder, all notices of Default shall reference that the same is a notice of Default being delivered in accordance with Section 17.1(a) of the Loan Agreement.

         (c) Unless waived in writing by Lender, upon the occurrence and during the continuance of an Event of Default (other than an Event of Default described in clauses (a)(vi), (vii) or (viii) above) Lender may, without notice or demand, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action that Lender deems advisable to protect and enforce its rights against Borrower and in the Property, including, without limitation, (i) declaring immediately due and payable the entire Principal Amount together with interest thereon and all other sums due by Borrower under the Loan Documents, (ii) collecting interest on the Principal Amount at the Default Rate whether or not Lender elects to accelerate the Note and (iii) enforcing or availing itself of any or all rights or remedies set forth in the Loan Documents against Borrower and the Property, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in subsections (a)(vi) or
(a)(vii) above, the Indebtedness and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding. The foregoing provisions shall not be construed as a waiver by Lender of its right to pursue any other remedies available to it under this Agreement, the Security Instrument or any other Loan Document. Any payment hereunder may be enforced and recovered in whole or in part at such time by one or more of the remedies provided to Lender in the Loan Documents.

         17.2 Remedies.

         (a) Unless waived in writing by Lender, upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Indebtedness shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that, to the maximum extent permitted by law, if an Event of Default is continuing (i) Lender shall not be subject to any one action or election of remedies law or rule and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and the Security Instrument has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Indebtedness or the Indebtedness has been paid in full.


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         (b) Upon the occurrence and during the continuance of an Event of
Default, with respect to the Account Collateral, Lender may:

         (i) without notice to Borrower, except as required by law, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Account Collateral against the Obligations, Operating Expenses and/or Capital Expenditures for the Property or any part thereof;

         (ii) in Lender's sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC;

         (iii) demand, collect, take possession of or receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Account Collateral (or any portion thereof) as Lender may determine in its sole discretion; and

         (iv) take all other actions provided in, or contemplated by, this Agreement.

         (c) With respect to Borrower, the Account Collateral and the Property, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to the Property for the satisfaction of any of the Indebtedness, and Lender may seek satisfaction out of the Property or any part thereof, in its absolute discretion in respect of the Indebtedness. In addition, Lender shall have the right from time to time to partially foreclose this Agreement and the Security Instrument in any manner and for any amounts secured by this Agreement or the Security Instrument then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal or interest, Lender may foreclose this Agreement and the Security Instrument to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose this Agreement and the Security Instrument to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by this Agreement or the Security Instrument as Lender may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to this Agreement and the Security Instrument to secure payment of sums secured by this Agreement and the Security Instrument and not previously recovered.

         17.3 Remedies Cumulative; Waivers. The rights, powers and remedies of Lender under this Agreement and the Security Instrument shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower or Guarantor shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or Guarantor or to impair any remedy, right or power consequent thereon.


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         17.4 Costs of Collection. In the event that after an Event of Default:
(i) the Note or any of the Loan Documents is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under the Note or any of the Loan Documents; or (iii) an attorney is retained to protect or enforce the lien or any of the terms of this Agreement, the Security Instrument or any of the Loan Documents; then Borrower shall pay to Lender all reasonable attorney's fees, costs and expenses actually incurred in connection therewith, including costs of appeal, together with interest on any judgment obtained by Lender at the Default Rate.

                           XVIII. SPECIAL PROVISIONS

         18.1 Exculpation.

         18.1.1 Exculpated Parties. Except as set forth in this Section 18.1 (as to Borrower) or the Recourse Guaranty (as to Guarantor), no personal liability shall be asserted, sought or obtained by Lender or enforced against (i) Borrower, (ii) any Affiliate of Borrower, (iii) any Person owning, directly or indirectly, any legal or beneficial interest in Borrower or any Affiliate of Borrower or (iv) any direct or indirect partner, member, principal, officer, Controlling Person, beneficiary, trustee, advisor, shareholder, employee, agent, Affiliate or director of any Persons described in clauses (i) through (iii) above (collectively, the "Exculpated Parties") and none of the Exculpated Parties shall have any personal liability (whether by suit, deficiency judgment or otherwise) in respect of the Obligations, this Agreement, the Security Instrument, the Note, the Property or any other Loan Document, or the making, issuance or transfer thereof, all such liability, if any, being expressly waived by Lender. The foregoing limitation shall not in any way limit or affect Lender's right to any of the following and Lender shall not be deemed to have waived any of the following:

         (a) Foreclosure of the lien of this Agreement and the Security Instrument in accordance with the terms and provisions set forth herein and in the Security Instrument;

         (b) Action against any other security at any time given to secure the payment of the Note and the other Obligations;

         (c) Exercise of any other remedy set forth in this Agreement or in any other Loan Document which is not inconsistent with the terms of this Section 18.1;

         (d) Any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Indebtedness secured by this Agreement and the Security Instrument or to require that all collateral shall continue to secure all of the Indebtedness owing to Lender in accordance with the Loan Documents; or


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         (e) The liability of any given Exculpated Party with respect to any separate written guaranty or agreement given by any such Exculpated Party in connection with the Loan (including, without limitation, the Recourse Guaranty); it being agreed that as of the Closing Date there are no such separate guaranties or agreements other than the Recourse Guaranty.

         18.1.2 Carveouts From Non-Recourse Limitations. Notwithstanding the foregoing or anything in this Agreement or any of the Loan Documents to the contrary, there shall at no time be any limitation on Borrower's or, to the extent provided in the Recourse Guaranty, Guarantor's liability for the payment, to Lender of:

         (a) any loss, damage, cost or expense incurred by or on behalf of Lender by reason of the fraudulent acts of Borrower or any Affiliate of Borrower;

         (b) Proceeds which Borrower or any Affiliate of Borrower has received and to which Lender is entitled pursuant to the terms of this Agreement or any of the Loan Documents to the extent the same have not been applied toward payment of the Indebtedness, or used for the repair or replacement of the Property in accordance with the provisions of this Agreement;

         (c) all loss, damage, cost or expense incurred by Lender and arising from any intentional misrepresentation of Borrower or any Affiliate of Borrower;

         (d) any misappropriation of Surrender Fees or Security Deposits by any Manager, Borrower or any Affiliate of Borrower;

         (e) any loss, damage, cost or expense incurred by or on behalf of Lender by reason of all or any part of the Property, the Account Collateral being encumbered by any voluntary Lien in violation of the Loan Documents;

         (f) after the occurrence and during the continuance of an Event of Default, any Rents collected by Borrower or any Affiliate of Borrower (other than Rent sent to the Collection Account or paid directly to Lender or in accordance with its direction) and not applied to payment of the Obligations or used to pay normal and verifiable Operating Expenses of the Property or otherwise applied in a manner permitted under the Loan Documents;

         (g) any loss, damage, cost or expense incurred by or on behalf of Lender by reason of any physical damage to the Property from intentional waste committed by Borrower or any Affiliate of Borrower;

         (h) any loss, damage, cost or expense incurred by or on behalf of Lender by reason of any Transfer of the Property or direct or indirect interests in Borrower in violation of any of the provisions of Article VIII;

         (i) any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, causes of action, suits, claims, demands and adjustments of any nature or description whatsoever) which may at any time be imposed upon, incurred by or awarded against Lender, in the event (and arising out of such circumstances) that (x) an involuntary case is commenced against Borrower under the Bankruptcy Code with the collusion of Borrower or any of its Affiliates or (y) an order for relief is entered with respect to Borrower under the Bankruptcy Code through the actions of Borrower or any of its Affiliates at a time when Borrower is able to pay its debts as they become due unless Borrower and Guarantor shall have received an opinion of independent counsel that the members of Borrower have a fiduciary duty to seek such an order for relief; or


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

         (j) any loss, damage, cost or expense incurred by or on behalf of Lender by reason of the failure of Borrower to comply with any of the provisions of Section 5.1.4 or 5.1.5 which result in a consolidation of any SPE Entity with a non-SPE Entity, other than any provision which requires Borrower to maintain adequate capitalization or prohibits Borrower from causing another Person to become insolvent unless such Person becomes insolvent by reason of the failure of Borrower to comply with any of the other provisions of Section 5.1.4 or 5.1.5.

         (k) reasonable attorney's fees and expenses incurred by Lender in connection with any successful suit filed on account of any of the foregoing clauses (a) through (j).

                               XIX. MISCELLANEOUS

         19.1 Survival. This Agreement and all covenants, indemnifications, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Indebtedness is outstanding and unpaid, or assigned, released or satisfied pursuant to Section 2.3.3 or 9.1, as applicable, unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the successors and assigns of Lender. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder and under the other Loan Documents shall be joint and several.

         19.2 Lender's Discretion. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall be (except as is otherwise specifically herein provided) in the sole discretion of Lender and final and conclusive.

         19.3 Governing Law.

         (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.


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ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF
OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN QUEENS COUNTY, NEW YORK OR IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, STATE OF NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND EACH OF LENDER AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF LENDER AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

         19.4 Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, or consent to any departure therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

         19.5 Delay Not a Waiver. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

         19.6 Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery or (c) for notices, other than a notice of Default, telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 19.6):


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If to Lender:                German American Capital Corporation
                             60 Wall Street, 10th floor
                             New York, NY 10005
                             Attention: Eric Schwartz and General Counsel
                             Telecopy No.:  (212) 250-4542
                             Confirmation No.:   (212) 797-4488

With a copy to:              Midland Loan Services, Inc.
                             10851 Mastin
                             Suite 300
                             Overland Park, KS  66210
                             Attention: Portfolio Management
                             Telecopy No.: (913) 253-9001
                             Confirmation No.: (913) 253-9000

With a copy to:              Skadden, Arps, Slate, Meagher & Flom LLP
                             Four Times Square
                             New York, New York 10036
                             Attention: Harvey R. Uris, Esq.
                             Telecopy No.: (917) 777-2212
                             Confirmation No.:   (212) 735-3000

If to Borrower:              c/o Reckson Associates Realty Corp.
                             225 Broadhollow Road
                             Melville, New York 11747
                             Attention: Michael Maturo
                             Telecopy No.:   (631) 622-8994
                             Confirmation No.:   (631) 694-6900

With a copy to:              Reckson Associates Realty Corp.
                             225 Broadhollow Road
                             Melville, New York 11747
                             Attention: General Counsel
                             Telecopy No.:   (631) 622-8994
                             Confirmation No.:      (631) 694-6900

With a copy to:              Fried, Frank, Harris, Shriver & Jacobson LLP
                             One New York Plaza
                             New York, NY 10004
                             Attention: Joshua Mermelstein, Esq.
                             Telecopy No.:  (212) 859-4000
                             Confirmation No.: (212) 859-8000


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

All notices, elections, requests and demands under this Agreement shall be effective and deemed received upon the earliest of (i) the actual receipt of the same by personal delivery or otherwise, (ii) one (1) Business Day after being deposited with a nationally recognized overnight courier service as required above, (iii) three (3) Business Days after being deposited in the United States mail as required above or (iv) if facsimile delivery is permitted, as provided above, on the day sent if sent by facsimile with confirmation on or before 5:00 p.m. New York time on any Business Day or on the next Business Day if so delivered after 5:00 p.m. New York time or on any day other than a Business Day. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, election, request, or demand sent.

         19.7 TRIAL BY JURY. BORROWER AND LENDER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER THEM, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER AND LENDER HEREBY AGREE AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. BORROWER AND LENDER ACKNOWLEDGE THAT THEY HAVE CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND BORROWER ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

         19.8 Headings. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         19.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.


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

         19.10 Preferences. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

         19.11 Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

         19.12 Expenses; Indemnity

         (a) Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender within ten (10) Business Days after receipt of written notice from Lender (together with evidence reasonably required to establish same) for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with: (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the origination of the Loan and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender pursuant to this Agreement); (ii) Lender's ongoing performance of and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters as required herein or under the other Loan Documents; (iv) the filing and recording fees and expenses, mortgage recording taxes (subject to Borrower's right to contest same in accordance herewith), title insurance and other similar expenses incurred in creating and perfecting the Lien in favor of Lender pursuant to this Agreement and the other Loan Documents; (v) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation (subject to Borrower's rights under Section 19.12(b)), in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; (vi) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a work-out or of any insolvency or bankruptcy proceedings; and (vii) after the occurrence and during the continuance of an Event of Default, where the Existing Citibank Lease is no longer in full force and effect and/or the Citibank Tenant has elected the Insurance Election (as defined in the Existing Citibank Lease) thereunder, procuring any insurance policies required pursuant to Section 6.1.11, where Lender is entitled thereunder to procure same; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise (A) by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender or (B) in connection with a Securitization, other than Borrower's internal



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administrative costs and external legal costs (but the foregoing shall not require Borrower to pay any legal costs which Lender is expressly obligated to pay pursuant to Article XIV or the standard monthly servicing fees of the Servicer). Notwithstanding anything to the contrary contained above, except as set forth in Section 14.4, Borrower shall not be liable under this Section 19.12(a) for any fees of the Servicer. Any cost and expenses due and payable to Lender may be paid from any amounts in the Collection Account or the Holding Account.

         (b) Subject to the non-recourse provisions of Section 18.1, Borrower shall protect, indemnify and save harmless Lender, and all officers, directors, stockholders, members, partners, employees, agents, successors and assigns thereof (collectively, the "Indemnified Parties") from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including all reasonable attorneys' fees and expenses actually incurred) imposed upon or incurred by or asserted against the Indemnified Parties or the Property or any part of its interest therein, by reason of the occurrence or existence of any of the following (to the extent Proceeds payable on account of the following shall be inadequate; it being understood that in no event will the Indemnified Parties be required to actually pay or incur any costs or expenses as a condition to the effectiveness of the foregoing indemnity) prior to (i) the acceptance by Lender or its designee of a deed-in-lieu of foreclosure with respect to the Property, or (ii) an Indemnified Party or its designee taking possession or control of the Property or (iii) the foreclosure of the Security Instrument, except to the extent caused by the actual willful misconduct or gross negligence of the Indemnified Parties (other than such willful misconduct or gross negligence imputed to the Indemnified Parties because of their interest in the Property): (1) ownership of Borrower's interest in the Property, or any interest therein, or receipt of any Rents or other sum therefrom, (2) any accident, injury to or death of any persons or loss of or damage to property occurring on or about the Property or any Appurtenances thereto, (3) any design, construction, operation, repair, maintenance, use, non-use or condition of the Property or Appurtenances thereto, including claims or penalties arising from violation of any Legal Requirement or Insurance Requirement, as well as any claim based on any patent or latent defect, whether or not discoverable by Lender, any claim the insurance as to which is inadequate, and any Environmental Claim, (4) any Default under this Agreement or any of the other Loan Documents or any failure on the part of Borrower to perform or comply with any of the terms of any Lease or REA within the applicable notice or grace periods, (5) any performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, (6) any negligence or tortious act or omission on the part of Borrower or any of its agents, contractors, servants, employees, sublessees, licensees or invitees, (7) any contest referred to in Section 7.3 hereof, (8) any obligation or undertaking relating to the performance or discharge of any of the terms, covenants and conditions of the landlord contained in the Leases, or
(9) the presence at, in or under the Property or the Improvements of any Hazardous Materials in violation of any Environmental Law. Any amounts the Indemnified Parties are legally entitled to receive under this Section which are not paid within fifteen (15) Business Days after written demand therefor by the Indemnified Parties or Lender, setting forth in reasonable detail the amount of such demand and the basis therefor, shall bear interest from the date of demand (or such later date as such Indemnified Party shall have paid or incurred the amount in question) at the Default Rate, and shall, together with such interest, be part of the Indebtedness and secured by the Security Instrument. In case any action, suit or proceeding is brought against the Indemnified Parties by reason of any such occurrence, Borrower shall at Borrower's expense resist and defend such action, suit or proceeding or will cause the same to be resisted and



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defended by counsel for the Citibank Tenant, by counsel for the insurer of the liability or by counsel designated by Borrower (unless, in the latter case, reasonably disapproved by Lender promptly after Lender has been notified of such counsel designated by Borrower); provided, however, that nothing herein shall compromise the right of Lender (or any Indemnified Party) to appoint its own counsel at Borrower's expense for its defense with respect to any action which in its reasonable opinion presents a conflict or potential conflict between Lender and Borrower that would make such separate representation advisable; provided further that if Lender shall have appointed separate counsel pursuant to the foregoing, Borrower shall not be responsible for the expense of additional separate counsel of any Indemnified Party unless in the reasonable opinion of Lender a conflict or potential conflict exists between such Indemnified Party and Lender. So long as an insurer or the Citibank Tenant is defending such claim, action, suit or proceeding, or Borrower is resisting and defending such claim, action, suit or proceeding as provided above in a commercially reasonable manner, Lender and the Indemnified Parties shall not be entitled to settle or adjust such claim, action, suit or proceeding without Borrower's consent which shall not be unreasonably withheld or delayed, and claim the benefit of this Section with respect to such claim, action, suit or proceeding and Lender agrees that it will not settle or adjust any such claim, action, suit or proceeding without the consent of Borrower; provided, however, that if (1) an insurer or the Citibank Tenant is not defending such claim, action, suit or proceeding, (2) Borrower is not diligently defending such claim, action, suit or proceeding in a prudent and commercially reasonable manner as provided above, and (3) Lender has provided Borrower with thirty (30) days' prior written notice, or shorter period if mandated by the requirements of applicable law, and opportunity to correct such determination, then Lender may settle or adjust such claim, action, suit or proceeding and claim the benefit of this Section 19.12 with respect to settlement or adjustment of such claim, action, suit or proceeding with the consent of Borrower, such consent not to be unreasonably withheld. Any Indemnified Party will give Borrower prompt notice after such Indemnified Party obtains actual knowledge of any potential claim and of any action, suit or proceeding which is brought, in each case, for which such Indemnified Party is entitled to indemnification hereunder. The Indemnified Parties shall not settle or adjust any action, suit, proceeding or claim as to which it is indemnified hereunder without notice to Borrower and only when it is entitled to do so.

         (c) Provided no Event of Default has occurred and is continuing, each Indemnified Party will reasonably cooperate with any defense of any such action, suit, proceeding or claim as to which it is indemnified hereunder (at no cost to such Indemnified Party), including pursuant to Section 18.02 of the Citibank Lease. Subject to the provisions of Section 19.12(b) and provided no Event of Default has occurred and is continuing, Borrower may settle any such action, suit, proceeding or claim without the consent of the applicable Indemnified Party so long as such Indemnified Party is fully and finally released from any liability in connection therewith.

         19.13 Exhibits and Schedules Incorporated. The Exhibits and Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

         19.14 Offsets, Counterclaims and Defenses. Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.


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

         19.15 Liability of Assignees of Lender. No assignee of Lender shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any other Loan Document or any amendment or amendments hereto made at any time or times, heretofore or hereafter, any different than the liability of Lender hereunder. In addition, no assignee shall have at any time or times hereafter any personal liability, directly or indirectly, under or in connection with or secured by any agreement, lease, instrument, encumbrance, claim or right affecting or relating to the Property or to which the Property is now or hereafter subject any different than the liability of Lender hereunder. The limitation of liability provided in this Section 19.15 is (i) in addition to, and not in limitation of, any limitation of liability applicable to the assignee provided by law or by any other contract, agreement or instrument, and
(ii) shall not apply to any assignee's gross negligence or willful misconduct.

         19.16 No Joint Venture or Partnership; No Third Party Beneficiaries.

         (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender.

         (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

         19.17 Publicity. All news releases, publicity or advertising (except that which is required by law (including any applicable securities laws or rules of any securities self-regulating organizations) by Borrower or its Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, or any of its Affiliates shall be subject to the prior written approval of Lender, not to be unreasonably withheld or delayed. Lender acknowledges that Borrower may issue a press release with respect to the Loan upon the closing thereof. Such press release shall be subject to the consent of Lender, which consent shall not be unreasonably withheld or delayed.


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

         19.18 Waiver of Marshalling of Assets. To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's members and others with interests in Borrower and of the Property, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Indebtedness without any prior or different resort for collection or of the right of Lender to the payment of the Indebtedness out of the net proceeds of the Property in preference to every other claimant whatsoever.

         19.19 Waiver of Counterclaim and other Actions. Borrower hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Agreement, the Note, the Security Instrument or any Loan Document, any and every right it may have to (i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Agreement, the Note, the Security Instrument or any Loan Document and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

         19.20 Conflict; Construction of Documents; Reliance. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

         19.21 Prior Agreements. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents and unless specifically set forth in a writing contemporaneous herewith the terms, conditions and provisions of any and all such prior agreements do not survive execution of this Agreement.

         19.22 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.


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         19.23 Notice of Certain Occurrences. In addition to all other notices required to be given by Borrower hereunder, Borrower shall give notice to Lender promptly upon the occurrence of: (a) any Default; (b) any litigation or proceeding affecting Borrower or the Property or any part thereof in which the amount involved is $1,000,000 (either individually or in the aggregate) or more and not covered by insurance or in which injunctive or similar relief is sought and likely to be obtained; (c) a material adverse change in the business, operations, property or financial condition of Borrower or the Property; and (d) any material default by the Citibank Tenant under the Citibank Lease.

         19.24 Citibank Lease. Borrower shall act in a commercially reasonable manner to enforce its rights against the Citibank Tenant under the Citibank Lease in the event of a material default by the Citibank Tenant thereunder.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                           BORROWER:

                           RECKSON COURT SQUARE, LLC, a Delaware limited liability company


                           By: One Court Square Holdings, LLC, a Delaware
                               limited  liability company, its sole member


                           By: Reckson Operating Partnership, L.P., a Delaware
                               limited partnership, its sole member


                           By: Reckson Associates Realty Corp., a
                               Maryland corporation, its general partner


                           By: _________________________________________
                               Name:
                               Title:



                 [Lender's signature appears on following page]

                           LENDER:

                           GERMAN AMERICAN CAPITAL
                           CORPORATION, a Maryland corporation


                           By: ____________________________________
                               Name:
                               Title:



                           By: ____________________________________
                               Name:
                               Title: